GMO TRUST

                                                                      Prospectus

                                                                    May 29, 2005

- GMO STRATEGIC BALANCED ALLOCATION FUND

                            _____________________________

                            - INFORMATION ABOUT OTHER FUNDS OFFERED BY GMO TRUST
                              IS CONTAINED IN SEPARATE PROSPECTUSES.

                            - SHARES OF THE FUND DESCRIBED IN THIS PROSPECTUS
                              MAY NOT BE AVAILABLE FOR PURCHASE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER SHARES IN ANY STATE WHERE THEY MAY NOT LAWFULLY BE OFFERED.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
40 ROWES WHARF - BOSTON, MASSACHUSETTS 02110

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                       Page
                                                                    ----------
SUMMARY OF INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT
STRATEGIES, BENCHMARK, AND PRINCIPAL RISKS....................               3

SUMMARY OF FUND PERFORMANCE AND FEES AND EXPENSES.............               5

UNDERLYING FUNDS .............................................               6

DESCRIPTION OF PRINCIPAL RISKS................................               6

MANAGEMENT OF THE FUND........................................              14

DETERMINATION OF NET ASSET VALUE..............................              15

DISCLOSURE OF PORTFOLIO HOLDINGS..............................              16

HOW TO PURCHASE SHARES........................................              16

HOW TO REDEEM SHARES..........................................              19

PURCHASE PREMIUMS AND REDEMPTION FEES.........................              21

DISTRIBUTIONS AND TAXES.......................................              21

APPENDIX A - DESCRIPTION OF UNDERLYING FUNDS..................             A-1

ADDITIONAL INFORMATION........................................      back cover

SHAREHOLDER INQUIRIES.........................................      back cover

DISTRIBUTOR...................................................      back cover

GMO STRATEGIC BALANCED ALLOCATION FUND


                                                                           Cusip
                                                                       362008161

      This summary is not designed to be all-inclusive, and the Fund may make investments, employ strategies, and be exposed to risks that are not described in this summary. More information about the Fund's investments and strategies is set forth in the Fund's Statement of Additional Information ("SAI"). The Fund's Board of Trustees (the "Trustees") may change the Fund's investment objective and strategies without shareholder approval unless the objective or strategy is identified in this Prospectus or in the SAI as "fundamental." The Fund's investment manager is Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO") (see "Management of the Fund" for a description of the Manager).

SUMMARY OF INVESTMENT OBJECTIVE

      Seeks total return greater than its benchmark.

PRINCIPAL INVESTMENT STRATEGIES

      The Fund is a fund of funds and invests in shares of other GMO mutual funds, which may include the GMO U.S. Equity Funds, the GMO International Equity Funds (including the GMO Emerging Markets Funds), the GMO Fixed Income Funds, and GMO Alternative Asset Opportunity Fund ("AAOF") ("underlying Funds"). The Fund typically is exposed to the securities in its benchmark (generally, global equity securities and U.S. fixed income instruments) through its underlying Funds' investments, and to the investment returns of commodities and, from time to time, other alternative asset classes through its investment in AAOF. The Fund also may be exposed to other U.S. and international equity securities (including both growth and value style equities), U.S. and international fixed income instruments, and securities of companies of any market capitalization. The term "investments" includes both direct investments and indirect investments (e.g. investments in another Fund, derivatives, and synthetic instruments with economic characteristics similar to the underlying assets).

      For information about the underlying Funds, please refer to "Underlying Funds" and "Appendix A - Description of Underlying Funds."

      The Manager uses proprietary research and quantitative models to determine the Fund's choice and weighting of the underlying Funds. These models use rolling 7-year forecasts of relative value and risk among the asset classes (e.g., U.S. equity, international equity, emerging markets, fixed income, and commodities) in which the underlying Funds invest. Forecasts are adjusted to reflect expected value-added for each underlying Fund.

      Based on the Manager's assessment of the global marketplace, asset class valuations, and the forecasted value-added for the underlying Funds, the particular underlying Funds in which the Fund invests and the percentage of the Fund's assets invested in each changes from time to time. The Manager will shift investments in the underlying Funds in response to changes in its investment outlook and market valuations, and to accommodate cash flows, though the Fund intends to expose at least 25% of its assets to fixed income investments and at least 25% of its assets to equity investments.

      Portfolio turnover is not a principal consideration when making investment decisions for the Funds. Based on its assessment of market conditions, the Manager may trade the shares of underlying Funds in the Fund's portfolio more frequently at some times than at others. High portfolio turnover rates may adversely affect the Fund's performance by generating additional expenses and may result in additional taxable income for its shareholders. The Manager is not obligated to, and generally will not, consider tax consequences when seeking to achieve the Fund's investment objective (e.g., the Fund may engage in transactions that are not tax efficient for shareholders subject to U.S. federal income tax).

BENCHMARK

      The Fund's benchmark is the GMO Strategic Balanced Index, a composite benchmark computed by GMO. It consists of (i) the MSCI World Index, a global developed markets equity index that is independently maintained and published by Morgan Stanley Capital International and (ii) the Lehman Brothers U.S. Aggregate Bond Index (an independently maintained and published index comprised of U.S. fixed rate debt issues having a maturity of at least one year and rated investment grade or higher) in the following proportions: 75% (MSCI World Index) and 25% (Lehman Brothers U.S. Aggregate Bond Index).

PRINCIPAL RISKS OF INVESTING IN THE FUND

      The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds. For a more complete discussion of these risks, see "Description of Principal Risks."

  - Fund of Funds Risk - Because the Fund invests in underlying Funds, the most significant risk of an investment in the Fund is the risk that the underlying Funds in which it invests will not perform as expected or will underperform other similar funds. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.

  - Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect an underlying Fund's foreign investments. These and other risks are greater for an underlying Fund's emerging market investments.

  - Market Risk - Equity Securities - Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The possibility that stock market prices in general will decline over short or extended periods subjects underlying Funds to unpredictable declines in the value of their investments, as well as periods of poor performance.

  - Market Risk - Fixed Income Securities - The value of an underlying Fund's fixed income investments will typically decline during periods of rising interest rates. Certain underlying Funds are also exposed to additional market risk through their investments in asset-backed securities.

  - Commodities Risk - The value of an underlying Fund's shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments. Commodity prices can be extremely volatile and may be either directly or indirectly affected by a wide range of factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity.

      Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by an underlying Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the underlying Fund), Smaller Company Risk (greater market risk and liquidity risk resulting from investments by an underlying Fund in companies with smaller capitalizations), Currency Risk (risk that decreases relative to the U.S. dollar in the value of the currency in which a foreign investment of an underlying Fund is denominated or fluctuations in exchange rates may adversely affect the U.S. dollar value of the underlying Fund's investments), Leveraging Risk (increased risks from use of derivatives by an underlying Fund), Liquidity Risk (difficulty in selling investments by an underlying Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty of an underlying Fund), Non-Diversification Risk (certain underlying Funds are non-diversified and therefore a decline in the market value of a particular security held by such Funds may affect their performance more than if they were diversified), and Management Risk (risk that the strategies and techniques of the Manager will fail to produce the desired results).

PERFORMANCE

      The Fund has not commenced operations as of the date of this prospectus, and therefore no performance information is available for the Fund.

FEES AND EXPENSES

      The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

(fees that are paid directly from your investment)                                      CLASS III
--------------------------------------------------                                      ---------
Cash purchase premium (as a percentage of amount invested)                               0.06%(1)
Redemption fee (as a percentage of amount redeemed)                                      0.06%(1)

ANNUAL FUND OPERATING EXPENSES

(expenses that are paid from Fund assets as a percentage of average daily net assets)   CLASS III
-------------------------------------------------------------------------------------   ---------
Management fee                                                                            0.00%(2)
Shareholder service fee                                                                   0.00%(2)
Other expenses                                                                            0.06%(2)
Total annual operating expenses                                                           0.06%(2)
   Expense reimbursement                                                                  0.06%(2),(3)
Net annual expenses                                                                       0.00%(2)
   Fees and expenses of underlying Funds                                                  0.60%(4)
Aggregate annual expenses (Fund and underlying Fund expenses)                             0.60%(4)

(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including circumstances under which the Manager may make periodic adjustments to the level of purchase premium and redemption fee and/or waive the purchase premium or redemption fee.

(2) The amounts indicated are estimated expenses for the Fund's initial fiscal year, and reflect only the direct expenses associated with an investment in the Fund.

(3) The Manager has contractually agreed to reimburse the Fund through at least June 30, 2006 for the Fund's operating expenses (not including expenses indirectly incurred by investment in underlying Funds and certain other expenses described on page 14 of this Prospectus).

(4) Many of the underlying Funds currently receive an expense reimbursement from the Manager pursuant to a contractual arrangement currently in effect until June 30, 2005. It is anticipated that the expense reimbursements for the underlying Funds will continue beyond June 30, 2005, but the Manager is not currently contractually bound to do so. For so long as the current expense reimbursement arrangement remains in effect, net fees and expenses of underlying Funds would be 0.54% of the Fund's average daily net assets. The amounts indicated are based on the estimated expected indirect expenses associated with the Fund's investment in underlying Funds for the Fund's initial fiscal year ending February 28, 2006. Estimated expected indirect expenses include interest expense that may be incurred by underlying Funds that enter into reverse repurchase agreements. Estimated fees and expenses of underlying Funds (before addition of interest expense and) and estimated indirect interest expense are 0.59% (gross)/0.53% (net) and 0.01%, respectively. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund's portfolio is invested. Under normal market conditions, the Manager believes that the Fund's annualized indirect expenses will be within the following ranges:


                                             High (% of Fund's average    Low (% of Fund's average
                                                  daily net assets)           daily net assets)
Gross fees and expenses of underlying Funds             0.76%                      0.46%
Net fees and expenses of underlying Funds               0.69%                      0.42%


EXAMPLE

     This example helps you compare the cost of investing in the Fund
(including direct expenses and gross estimated expected indirect operating expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                 IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
                                 -----------------------       ------------------------------
                                    1 YEAR*   3 YEARS              1 YEAR*    3 YEARS
                                    -------   -------              -------    -------
Class III                           $    74   $   218              $    67    $   211

*After reimbursement

                                UNDERLYING FUNDS

      The following table lists the underlying Funds in which the Fund may invest. These funds are offered pursuant to separate prospectuses and statements of additional information. For additional information about each underlying Fund's investment program, please refer to "Appendix A - Description of Underlying Funds." Any reference to the "GMO Emerging Markets Funds" in this Prospectus means the GMO Emerging Markets Quality Fund and GMO Emerging Countries Fund, collectively.

 GMO U.S. EQUITY FUNDS              GMO INTERNATIONAL EQUITY FUNDS                        GMO FIXED INCOME FUNDS
 ---------------------              ------------------------------                        ----------------------
GMO U.S. Core Fund               GMO International Disciplined Equity Fund         GMO Domestic Bond Fund
GMO U.S. Quality Equity Fund     GMO International Intrinsic Value Fund            GMO Core Plus Bond Fund
GMO Value Fund                   GMO International Growth Fund                     GMO International Bond Fund
GMO Intrinsic Value Fund         GMO Currency Hedged International Equity Fund     GMO Currency Hedged International Bond Fund
GMO Growth Fund                  GMO Foreign Fund                                  GMO Global Bond Fund
GMO Small Cap Value Fund         GMO Foreign Small Companies Fund                  GMO Emerging Country Debt Fund
GMO Small Cap Growth Fund        GMO International Small Companies Fund            GMO Short-Duration Investment Fund
GMO Real Estate Fund             GMO Emerging Markets Quality Fund                 GMO Alpha Only Fund
                                 GMO Emerging Countries Fund                       GMO Inflation Indexed Bond Fund
                                                                                   GMO Short-Duration Collateral Fund
                                                  OTHER GMO FUNDS                  GMO World Opportunity Overlay Fund
                                 GMO Alternative Asset Opportunity Fund

                         DESCRIPTION OF PRINCIPAL RISKS

      Investing in mutual funds involves risk, including the risk that the strategies and techniques of the Manager will fail to produce the desired result (see "Management of the Fund" for a description of the Manager). The Fund is subject to certain risks based on the types of investments in the Fund's portfolio and on the investment strategies the Fund employs. Factors that may affect the Fund's portfolio as a whole are called "principal risks" and are identified on page 1 of this Prospectus and summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. The Fund may be exposed to risks in addition to the principal risks described in this Prospectus. The Fund could be subject to additional risks because the types of investments made by the Fund may change over time. In addition, because the Fund invests in underlying Funds, the Fund will be indirectly exposed to all of the risks of the investments in the underlying Funds' portfolios. Therefore, the principal risks summarized below include both direct and indirect principal risks of the Fund, and all references to investments made by the Fund in this section include those made both directly by the Fund and indirectly by the Fund through the underlying Funds in which the Fund may invest. It is important for you to note that an investment in the Fund is not a bank deposit and therefore is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. By itself, the Fund does not constitute a complete investment program. The SAI includes more information about the Fund and its investments.

            - FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Since the Fund invests part or all of its assets in other GMO Funds, are exposed to the risk that the underlying Funds will not perform as expected or will underperform other similar funds. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds. Because the Manager will receive fees from the underlying Funds, the Manager has a financial incentive to invest the assets of the Fund in underlying Funds with higher fees. The Manager is legally obligated to disregard that incentive when making investment decisions.

            - FOREIGN INVESTMENT RISK. Underlying Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of their assets may change more rapidly and to a greater degree than if they invested only in U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs, and foreign securities held by an underlying Fund may expose it to foreign taxes on dividends and interest payable on such securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes, or diplomatic developments could adversely affect an underlying Fund's investments. In the event of a nationalization, expropriation, or other confiscation, an underlying Fund could lose its entire investment in a foreign security.

      All underlying Funds that invest in foreign securities are subject to these risks. These risks are particularly pronounced for the GMO International Equity Funds, GMO Core Plus Bond Fund, GMO International Bond Fund, GMO Currency Hedged International Bond Fund, GMO Global Bond Fund, GMO Emerging Country Debt Fund, GMO Alpha Only Fund, and GMO Inflation Indexed Bond Fund, which may invest a significant portion of their assets in foreign securities. Some of the foreign risks are also applicable to the GMO U.S. Equity Funds because they may invest a material portion of their assets in securities of foreign issuers traded in the U.S.

      In addition, underlying Funds that invest a significant portion of their assets in the securities of issuers based in countries with "emerging market" economies are subject to greater levels of foreign investment risk than underlying Funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on an underlying Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers. These risks are particularly pronounced for GMO Emerging Markets Quality Fund, GMO Emerging Countries Fund, and GMO Emerging Country Debt Fund, which typically invest a substantial portion of their assets in securities of emerging market issuers. GMO Foreign Small Companies Fund, GMO Foreign Fund, GMO International Small Companies Fund, GMO Tax-Managed International Equities Fund, GMO Core Plus Bond Fund, GMO International Bond Fund, GMO Currency Hedged International Bond Fund, GMO Global Bond Fund, and GMO Alpha Only Fund, each of which may invest a significant portion of their assets in securities of emerging market issuers, are also subject to increased foreign investment risk.

            - MARKET RISK. All of the underlying Funds are subject to market risk, which is the risk of unfavorable market-induced changes in the value of the securities owned by an underlying Fund. General market risks associated with investments in equity and fixed-income securities include the following:

      EQUITY SECURITIES. A principal risk of each underlying Fund that has significant exposure to equity securities is that those equity securities will decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The values of equity securities may decline for a number of reasons that directly relate to the issuing company, such as management performance, financial leverage and reduced demand for the issuer's goods or services. They also may decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs, or competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.

      The GMO U.S. Equity Funds and GMO International Equity Funds maintain substantial exposure to equities and generally do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects these underlying Funds to unpredictable declines in the value of their investments, as well as periods of poor performance.

      VALUE SECURITIES RISK. Some equity securities (generally referred to as "value securities") are purchased primarily because they are selling at a price below what the Manager believes to be their true value and not necessarily because the issuing companies are expected to experience significant earnings growth. Underlying Funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may never recognize the value of those companies, such that the price of their securities may decline or may not approach the value that the Manager anticipates. Since value criteria are used extensively by the Manager across the underlying Funds, these risks apply to all of the GMO U.S. Equity and International Equity Funds in which the Fund may invest. The risks are particularly pronounced for the GMO Value

Fund, GMO Small Cap Value Fund, GMO Intrinsic Value Fund, GMO International Intrinsic Value Fund, GMO Foreign Fund, and GMO Foreign Small Companies Fund, which invest primarily in value securities.

      GROWTH SECURITIES RISK. Certain equity securities (generally known as "growth securities") are purchased primarily because the Manager believes that they will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other types of stocks. Growth securities are often more sensitive to market fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall. All of the underlying Funds that invest in equity securities are subject to these risks, but these risks are particularly pronounced for the GMO Growth Fund, GMO International Growth Fund, and GMO Small Cap Growth Fund, which invest primarily in growth securities.

      FIXED INCOME SECURITIES. The value of the underlying Funds' fixed income investments (including bonds, notes, and asset-backed securities) will typically change as interest rates fluctuate. During periods of rising interest rates, the value of fixed income securities generally declines. Conversely, during periods of falling interest rates, the value of fixed income securities generally rises.

      This kind of market risk, also called "interest rate risk," is generally greater for underlying Funds investing in fixed income securities with longer maturities and portfolios with longer durations. Thus, this risk is greatest for underlying Funds with longer durations (i.e., that invest in fixed income securities with longer maturities), although it is present, but to a lesser extent, in the GMO Short-Duration Collateral Fund, GMO Short-Duration Investment Fund, and the portion of GMO World Opportunity Overlay Fund invested in floating rate fixed income securities. An underlying Fund may be less sensitive to interest rate changes if it invests primarily in fixed income securities with floating interest rates and related interest rate derivatives. However, fixed income securities with floating interest rates may decline in value if their interest rates do not rise as much as interest rates in general. Changes in prevailing interest rates (and particularly sudden and significant changes) will cause fluctuations in a Fund's net asset value if the Fund invests to a significant extent in floating rate securities with interest rates that reset only periodically. GMO Short-Duration Collateral Fund, GMO Short-Duration Investment Fund, and the portion of GMO World Opportunity Overlay Fund invested in fixed income securities invest primarily in fixed income securities with floating interest rates.

      Interest rate risk (and thus market risk) also depends on the credit quality of a fixed income security. Therefore, the risk is particularly pronounced for the GMO Emerging Country Debt Fund, which typically invests most of its assets in below investment grade securities (also called "junk bonds"), which are more vulnerable to interest rate risk than investment grade securities, as their values generally are more sensitive to interest rate fluctuations. In addition, GMO Global Bond Fund, GMO International Bond Fund, GMO Inflation Indexed Bond Fund, GMO Currency Hedged International Bond Fund, and GMO Core Plus Bond Fund are subject to this risk because these Funds may invest a portion of their assets in below investment grade securities.

      In addition, a related market risk exists for all the GMO Fixed Income Funds, which may invest to a material extent in asset-backed securities. Those securities may be backed by pools of automobile loans, residential and commercial mortgages, educational loans, home equity loans, credit card receivables, secured or unsecured bonds issued by corporate or sovereign obligors, unsecured loans made to a variety of corporate commercial and industrial loan customers or one or more lending banks, or a combination of these bonds and loans. In addition, payment of interest and repayment of principal on asset-backed securities may largely depend on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with investments in asset-backed securities depends on many factors, including the deal structure (i.e., determination as to the required amount of underlying assets or other support needed to produce the cash flows necessary to service interest and principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Therefore, asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations, and such default exceeds the securities' credit support. From time to time, the GMO Fixed Income Funds may have significant exposure to asset-backed securities secured by specific types of loans and/or bonds (e.g., credit-card receivables). As a result, economic developments adversely affecting a particular type of collateral may harm the performance of these underlying Funds. In addition, certain types of collateral may have strong positive correlations, meaning that their value may be impaired by similar economic conditions (e.g., an increase in personal bankruptcies could reduce the value of asset-backed securities secured by credit card receivables, automobile loans, educational loans, and home equity loans).

      Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may depend on the servicing of the underlying asset and is, therefore, subject to risks associated with the negligence or defalcation of their servicers. In certain circumstances, the mishandling of related documentation also may affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets. The risks associated with asset-backed securities are particularly pronounced for the GMO Domestic Bond Fund, GMO Global Bond Fund, GMO International Bond Fund, GMO Currency Hedged International Bond Fund, GMO Core Plus Bond Fund, GMO Inflation Indexed Bond Fund, GMO Short-Duration Investment Fund, GMO Short-Duration Collateral Fund, and GMO World Opportunity Overlay Fund, each of which directly or indirectly invests a significant portion of its assets in asset-backed securities.

      Most of the GMO Fixed Income Funds also may invest to a material extent in debt securities paying no interest, such as zero coupon, principal-only and interest-only securities and, to the extent they make such investments, such underlying Funds will be exposed to additional market risk.

            - DERIVATIVES RISK. All of the underlying Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indices. The underlying Funds can use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. The underlying Funds also may use derivatives as a way to adjust efficiently the exposure of the underlying Funds to various securities, markets, and currencies without the underlying Funds' actually having to sell current investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of underlying Fund assets and making new investments over time. For a description of the various derivative instruments that may be utilized by the underlying Funds, refer to the underlying Funds' SAI.

      The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes a Fund to the risk that the counterparty to an over-the-counter ("OTC") derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty. If the counterparty defaults, the underlying Fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, an underlying Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the underlying Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. While the Manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions. To the extent a Fund contracts with a limited number of counterparties, the Fund's risk exposure may be relatively concentrated and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

      Derivatives also are subject to a number of other risks described elsewhere in this section, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.

      Suitable derivative transactions may not be available in all circumstances. In addition, the Manager may determine not to use derivatives to hedge or otherwise reduce risk exposure.

      While all the underlying Funds are subject to these risks, the risks of derivatives are particularly pronounced for each of the GMO Fixed Income Funds (except GMO Short-Duration Investment Fund and GMO Inflation Indexed Bond Fund). As a basic component of their investment strategy, those underlying Funds use derivatives, in particular synthetic bonds (created by the Manager by combining a futures contract, swap contract, or option on a fixed income security with cash, a cash equivalent, or another fixed income security) to gain exposure to fixed income securities and foreign currencies. The risks of derivatives are also particularly pronounced for GMO Currency Hedged International Equity Fund, which makes frequent use of currency forwards, and GMO Short-Duration Collateral Fund, GMO Alternative Asset Opportunity Fund, and GMO World Opportunity Overlay Fund, which make significant use of interest rate swap contracts.

      In addition, each of the GMO Fixed Income Funds (except GMO Short-Duration Investment Fund and GMO Inflation Indexed Bond Fund) may use credit default swap contracts to a significant degree, which also presents derivatives risk. In a credit default swap, one party pays a premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The underlying Funds may use credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e., to reduce risk where the underlying Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. Credit default swaps involve special risks because they can be difficult to value, are highly susceptible to liquidity and credit risk, and generally only pay a return to the party that has paid the premium in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). To the extent an underlying Fund, as an alternative to purchasing bonds directly, uses credit default swaps to obtain synthetic long exposure to corporate bonds or sovereign debt, the underlying Fund will be exposed to the risk that it will be required to pay the notional value of the swap contract in the event the issuer of the security on which the swap is structured defaults on its obligation to pay. Credit default swaps also have documentation risk, as described above.

            - SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. The securities of companies with smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities. They also may trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all underlying Funds that invest in the securities of companies with smaller market capitalizations, but are particularly pronounced for the GMO Small Cap Value Fund, GMO Small Cap Growth Fund, GMO International Small Companies Fund, GMO Emerging Markets Quality Fund, and GMO Foreign Small Companies Fund, all of which primarily make investments in companies with smaller or medium-sized market capitalizations.

            - CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of an underlying Fund's investments. Currency risk includes both the risk that currencies in which an underlying Fund's investments are traded or currencies in which an underlying Fund has taken an active investment position will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly for a number of reasons, including supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, and currency controls or political developments in the U.S. or abroad.

      Many of the underlying Funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the underlying Fund owns, wants to own, or is exposed to through its investments. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the underlying Fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Many of the underlying Funds also may take active currency positions and may hedge the currency exposure of their securities. This may result in an underlying Fund's currency exposure being substantially different than that of the securities it holds.

      All underlying Funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Currency risk is particularly pronounced for the GMO International Equity Funds (except for GMO Currency Hedged International Equity Fund), GMO Core Plus Bond Fund, GMO International Bond Fund, and GMO Global Bond Fund, which regularly enter into derivative foreign currency transactions and may take active long and short currency positions through exchange traded and OTC foreign currency transactions for investment purposes. Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk, in addition to currency risk, as described below under "Leveraging Risk."

            - LEVERAGING RISK. An underlying Fund's use of reverse repurchase agreements and other derivatives may cause the underlying Fund's portfolio to be leveraged. Leverage may disproportionately increase an underlying Fund's portfolio losses when the underlying Fund's investments are adversely affected by changes in interest rates, stock prices, or currency rates are changing. Also, the Fund's and/or an underlying Fund's portfolio may be leveraged if the Fund and/or underlying Fund, as applicable, temporarily borrows money to meet redemption requests and/or to settle investment transactions.

      The net long exposure of each GMO U.S. and International Equity Fund (including direct investment in securities and long derivative positions in securities and/or "baskets" or indexes of equity securities (such as swap contracts and futures contracts)) typically will not exceed 100% of the underlying Fund's net assets. However, a Fund occasionally may experience a large redemption that results in overnight net long exposure in excess of 100% of the underlying Fund's net assets. Each GMO U.S. and International Equity Fund may manage certain of its derivatives positions by maintaining an amount of cash or liquid securities equal to the face value of those positions. The GMO U.S. and International Equity Funds also may offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in a portfolio. To the extent offsetting positions do not behave in relation to one another as expected, the underlying Fund may perform as if it is leveraged.

      The GMO Fixed Income Funds are not limited in the extent to which they may use derivatives or the absolute face value of their derivative positions. As a result, the GMO Fixed Income Funds may be leveraged in relation to their assets. This risk is particularly pronounced for GMO Emerging Country Debt Fund and GMO World Opportunity Overlay Fund. However, the Manager seeks to manage the effective market exposure of each of these underlying Funds (except GMO World Opportunity Overlay Fund) by controlling the projected tracking error relative to each underlying Fund's benchmark.

            - LIQUIDITY RISK. The Fund is exposed to liquidity risk when, due to a limited market or legal restrictions, an underlying Fund is unable to sell particular securities or to close derivative positions at the price at which the underlying Fund values them. All of the underlying Funds are subject to liquidity risk. Underlying Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, the use of derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. These securities are more likely to be fair valued (see "Determination of Net Asset Value"). Liquidity risk also may exist when the Fund or an underlying Fund has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements or closing a short position).

      This risk may be particularly pronounced for underlying Funds such as the GMO Emerging Country Debt Fund and certain of the GMO International Equity Funds, which may make investments in emerging market securities and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

            - CREDIT AND COUNTERPARTY RISK. This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of an underlying Fund's securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

      Credit risk associated with investments in fixed income securities relates to the ability of the issuer to make scheduled payments of principal and interest. The underlying Funds that invest in fixed income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the underlying Fund's share price and income level. Nearly all fixed income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets. See "Market Risk -- Fixed Income Securities" above for a discussion of these risks and the underlying Funds for which the risks associated with asset-backed securities are particularly pronounced.

      Underlying Funds that invest in below investment grade securities (also called junk bonds), which are fixed income securities rated lower than Baa3 by Moody's or BBB- by S&P or determined by the Manager to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Junk bonds offer the potential for higher investment returns than higher-rated securities. However, junk bonds are often less liquid than higher quality securities. In addition, the continuing ability of issuers of junk bonds to meet principal and interest payments is considered speculative, and they are more susceptible to real or perceived adverse economic and competitive industry conditions. Accordingly, GMO Emerging Country Debt Fund, which typically invests most of its assets in below investment grade securities, is subject to substantial credit risk. The underlying Funds listed in "Market Risk -- Fixed Income Securities" above that may invest a portion of their assets in lower-rated securities are also subject to increased credit risk.

      In addition, an underlying Fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts, as described in Derivatives Risk above) and engages to a significant extent in the lending of its portfolio securities. The Fund or an underlying Fund is also exposed to credit risk to the extent it engages to a significant extent in the use of repurchase agreements. If the counterparty defaults, an underlying Fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, an underlying Fund will succeed in enforcing them. While the Manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions. This type of counterparty risk is generally more pronounced for GMO Emerging Country Debt Fund and GMO Core Plus Bond Fund, which invest in OTC derivatives with longer durations and may have greater exposure to any one counterparty.

            - NON-DIVERSIFICATION RISK. Investing in securities from a diversified pool of issuers can reduce overall risk while investing in securities of a small number of issuers can increase it. The GMO U.S. Quality Equity Fund, GMO Value Fund, GMO Growth Fund, GMO Small Cap Growth Fund, GMO Real Estate Fund, GMO Currency Hedged International Equity Fund, GMO Intrinsic Value Fund, and all of the Fixed Income Funds are not "diversified" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). This means that these underlying Funds are allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies. As a result, credit, market, and other risks associated with these underlying Funds' investment strategies or techniques may be more pronounced than if these underlying Funds were "diversified."

      In addition, each of the GMO Core Plus Bond Fund, GMO International Bond Fund, GMO Currency Hedged International Bond Fund, and GMO Global Bond Fund may invest a portion of its assets in shares of GMO Emerging Country Debt Fund, which is not diversified within the meaning of the 1940 Act. All of the GMO Fixed Income Funds (other than GMO Emerging Country Debt Fund) may invest without limitation in shares of GMO Short-Duration Collateral Fund and GMO World Opportunity Overlay Fund, and may invest without limitation in shares of GMO Alternative Asset Opportunity; these underlying Funds are not diversified within the meaning of the 1940 Act, and their securities are offered through separate prospectuses. Please refer to "Appendix A - Description of Underlying Funds" for information regarding certain risks and other information relating to these underlying Funds. Except as otherwise noted in the Fund's "Principal investment strategies," the Fund may invest without limitation in any of the underlying Funds identified above as non-diversified.

            - MANAGEMENT RISK. The Fund is subject to management risk because it relies on the Manager's ability to pursue its objective. The Manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results. The Manager may fail to use derivatives effectively with respect to an underlying fund, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. The Fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class of the underlying Fund, such as domestic equities, foreign equities, or emerging country debt. Notwithstanding its benchmark, the Fund may buy securities (through its investments in the underlying Funds) not included in its benchmark or hold securities (through its investments in the underlying Funds) in very different proportions than its benchmark.

                  The Fund will be exposed to additional management risk to the extent it invests in GMO Alternative Asset Opportunity Fund because, although the Manager manages other commodity-oriented accounts, the Manager has no prior experience managing a commodity-oriented mutual fund.

                             MANAGEMENT OF THE FUND

      GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 provides investment advisory services to the Fund and the underlying Funds of GMO Trust (the "Trust"). GMO is a private company, founded in 1977. As of April 30, 2005, GMO managed on a worldwide basis more than $85 billion for institutional investors such as pension plans, endowments, foundations, and the funds of the Trust (the "GMO Funds").

      Subject to the approval of the Trust's Board of Trustees, the Manager establishes and modifies when necessary the investment strategies of the Fund. In addition to its management services to the Fund, the Manager administers the Fund's business affairs.

      The Manager provides to the Fund direct client service and reporting, such as performance information reporting, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports and assistance to correct and maintain client-related information. The Fund does not pay the Manager shareholder service fees in exchange for the Manager providing these services. The Fund, however, indirectly bears the shareholder service fees paid by the underlying Funds in which the Fund invests. The Fund will commence operations on or following the date of this Prospectus and, therefore, to date, the Fund has not indirectly borne any shareholder service fees of underlying Funds.

      The Manager does not receive management fees from the Fund for management services rendered to the Fund. The Fund, however, indirectly bears the management fees paid by the underlying Funds in which the Fund invests. The Fund will commence operations on or following the date of this Prospectus and, therefore, to date, the Fund has not indirectly borne any management fees of underlying Funds.

      Day-to-day management of the Fund is the responsibility of the U.S. Quantitative Division comprised of several investment professionals associated with the Manager, and no one person is primarily responsible for day-to-day management of the Fund. The Division's team members work collaboratively to manage the Fund's portfolio.

      Ben Inker is the senior member of the team who allocates the portfolio among the various team members, oversees the implementation of trades on behalf of the team, reviews the overall composition of the portfolio, and monitors cash flows.

      Mr. Inker has served as the senior member of the Fund's portfolio management team since its inception. At GMO, Mr. Inker is responsible for the portfolio management of all asset allocation portfolios. He has served as Director of Asset Allocation since 1996. Mr. Inker is a CFA charterholder.

      The SAI contains other information about how GMO determines the compensation of the senior member, other accounts he manages, and his ownership of the Fund.

CUSTODIAN AND TRANSFER AGENT

      Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Trust's custodian and transfer agent on behalf of the Fund.

EXPENSE REIMBURSEMENT

      As more fully described in the Fund's "Fees and expenses" table, the Manager has contractually agreed to reimburse the Fund with respect to certain expenses through at least June 30, 2006. The following expenses are specifically excluded from the Manager's reimbursement obligation: expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses (including legal fees) of the independent trustees of the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value or "NAV" of a share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern time. The Fund will not determine its NAV on any day when the NYSE is closed for business. The Fund also may not determine its NAV on days during which no security is tendered for redemption and no order to purchase or sell a security is received by the Fund. The Fund's net asset value is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund. The value of the Fund's and each underlying Fund's investments is generally determined as follows:

Exchange listed securities

      -     Last sale price or

      -     Official closing price or

      - Most recent bid price (if no reported sale or official closing price) or

      - Broker bid (if the private market is more relevant in determining market value than the exchange), based on where the securities are principally traded and their intended disposition

      (Also, see discussion in "Fair Value Pricing" below regarding foreign equity securities.)

Unlisted securities (if market quotations are readily available)

      -     Most recent quoted bid price

Certain debt obligations (if less than sixty days remain until maturity)

      - Amortized cost (unless circumstances dictate otherwise; for example, if the issuer's creditworthiness has become impaired)

All other fixed income securities and options on those securities (except for options written by an underlying Fund) (includes bonds, loans, structured notes)

      - Closing bid supplied by a primary pricing source chosen by the Manager

Options written by the Fund

      -     Most recent ask price

"Fair Value" Pricing

      For all other assets and securities, including derivatives, and in cases where market prices are not readily available or circumstances render an existing methodology or procedure unreliable, the underlying Funds' investments will be valued at "fair value," as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees.

      With respect to the underlying Funds' use of "fair value" pricing, investors should note the following:

            - In certain cases, a significant percentage of an underlying Fund's assets may be "fair valued." The value of assets that are "fair valued" is determined by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Some of the factors that may be considered in determining "fair value" are the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time that an underlying Fund's net asset value is calculated, and other news events. Although the goal of fair valuation is to determine the amount which the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different than the value realized upon such asset's sale.

            - Many foreign equity securities markets and exchanges close prior to the close of the NYSE, and, therefore, the closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Trust has adopted fair value pricing procedures that, among other things, generally require that the underlying Funds' foreign equity securities be valued using fair value prices based on modeling tools by third party vendors to the extent that those fair value prices are available.

      The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value.

      The Manager evaluates primary pricing sources on an ongoing basis, and may change any pricing source at any time. However, the Manager will not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and may in its discretion override a price supplied by a source (by taking a price supplied from another) because of such price activity or because the Manager has other reasons to believe that a price supplied may not be reliable. Certain securities may be valued on the basis of a price provided by a principal market maker. Prices provided by principal market makers may vary from the value that would be realized if the securities were sold. In addition, because some underlying Funds may hold portfolio securities listed on foreign exchanges that trade on days on which the NYSE is closed, the net asset value of a Fund's shares may be significantly affected on days when investors cannot redeem their shares in the Fund.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Fund has established a policy with respect to the disclosure of the Fund's portfolio holdings. A description of this policy is provided in the Statement of Additional Information. Information regarding the Fund's portfolio holdings as of each month's end is made available to shareholders of the Trust, qualified potential shareholders as determined by GMO ("potential shareholders"), and their consultants or agents through a secured link on GMO's website approximately 2 days after month's end.

      Shareholders, potential shareholders, and their consultants and agents will be able to access the portfolio holdings of Funds in which the Fund invests when that information becomes available each month on GMO's website.

      To access this information on GMO's website
(http://www.gmo.com/america/strategies), shareholders, potential shareholders, and their consultants and agents must contact GMO to obtain a password and user name (to the extent they do not already have them) and enter into a confidentiality agreement with GMO and the Trust that permits the information to be used only for purposes determined by senior management of GMO to be in the best interest of the shareholders of the Fund to which the information relates. Beneficial owners of shares of the Trust who have invested in the Trust through a broker or agent should contact that broker or agent for information on how to obtain access to a Fund's portfolio holdings on the website.

      The Fund or GMO may suspend the posting of the portfolio holdings or modify its disclosure policy without notice to shareholders. Once posted, the Fund's portfolio holdings will remain available on the website until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date of those holdings.

                             HOW TO PURCHASE SHARES

      You may purchase the Fund's shares from the Trust on any day when the NYSE is open for business. In addition, certain brokers and agents are authorized to accept purchase and redemption orders on the Fund's behalf. These brokers and agents may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for purchasing Fund shares through them. For instructions on purchasing shares, call the Trust at (617) 346-7646, send an e-mail to SHS@GMO.com, or contact your broker or agent. The Trust will not accept a purchase request unless a completed GMO Trust Application is on file with GMO.

      PURCHASE POLICIES. An investor must submit a purchase request in good order to avoid having it rejected by the Trust or its agent. A purchase request is in good order if it includes:

                  -     The name of the Fund being purchased;

                  -     The dollar amount of shares to be purchased;

                  - The date on which purchase is to be made (subject to receipt prior to the close of regular trading on that date);

                  - The investor's name and/or the account number (if any) set forth with sufficient clarity to avoid ambiguity;


                  - The signature of an authorized signatory as identified in the GMO Trust Application; and

                  -     Payment in full (by check, wire, or securities).

                        - If payment is not received prior to the close of regular trading on the intended purchase date, the request may be rejected unless prior arrangements have been approved for later payment.

      If the purchase request is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the purchase price is the net asset value per share determined on that day (plus any applicable purchase premium) for the Fund shares to be purchased. If the purchase request is received after the close of regular trading on the NYSE, the purchase price is the net asset value per share determined on the next business day (plus any applicable purchase premium) for the Fund shares to be purchased unless the investor has instructed GMO Shareholder Services in writing to defer the purchase to another day. See "Purchase Premiums and Redemption Fees" for a discussion of the purchase premium charged by the Fund, including circumstances under which the purchase premium may be waived.

      The Trust and its agent reserve the right to reject any order. In addition, the Fund may temporarily or permanently close to some or all new subscriptions and/or additional investments from existing shareholders.

      Minimum Investment Amounts. An investor must have assets with a market value of at least $5 million managed by GMO and its affiliates (including the proposed investment in the Fund) at the time of its initial investment in the Fund, at the close of business on the last business day of each calendar quarter, or at other times as determined by the Manager.

      You should note:

      - There is no minimum additional investment required to purchase additional shares of the Fund.

      - The Manager will make all determinations as to the aggregation of client accounts for purposes of determining eligibility.

      - Eligibility requirements are subject to change upon notice to shareholders.

      -     The Trust may waive eligibility requirements for certain accounts.

      The Fund may purchase shares of other GMO Funds after the close of regular trading on the NYSE (the "Cut-off Time") and receive the current day's price if the following conditions are met: (i) the Fund received a purchase request prior to the Cut-off Time on that day; and (ii) the purchases by the Fund of shares of the Fund are executed pursuant to an allocation predetermined by GMO prior to that day's Cut-off Time.

      SUBMITTING YOUR PURCHASE ORDER FORM. Completed purchase order forms can be submitted by MAIL or by FACSIMILE to the Trust at:

                                    GMO Trust
                   c/o Grantham, Mayo, Van Otterloo & Co. LLC
                                 40 Rowes Wharf
                           Boston, Massachusetts 02110
                            Facsimile: (617) 439-4192
                         Attention: Shareholder Services

      Call the Trust at (617) 346-7646 or send an e-mail to SHS@GMO.com to CONFIRM RECEIPT of your purchase order form. Do not send cash, checks or securities directly to the Trust. Purchase requests submitted by mail are "received" by the Trust when actually delivered to the Trust or its agent.

      Funding Your Investment. You may purchase shares:

      -     with cash (via wire transfer or check)

            - BY WIRE. Instruct your bank to wire the amount of your investment to:

              Investors Bank & Trust Company, Boston, Massachusetts
                                ABA#: 011-001-438
                              Attn: Transfer Agent
                     Credit: GMO Deposit Account 55555-4444
                Further credit: GMO Fund/Account name and number

            - BY CHECK. All checks must be made payable to the Fund or to GMO Trust. The Trust will not accept any checks payable to a third party which have been endorsed by the payee to the Trust. Mail checks to:

         By U.S. Postal Service:                By Overnight Courier:
      Investors Bank & Trust Company     Investors Bank & Trust Company GMO
        GMO Transfer Agent MFD 23               Transfer Agent MFD 23
               P.O. Box 642           200 Clarendon Street, 16th Floor Boston,
          Boston, MA 02117-0642                       MA 02116

      -     by exchange (from another Fund of the Trust)

            - written instruction should be sent to GMO Shareholder Services at (617) 439-4192 (facsimile)

      -     in exchange for securities acceptable to the Manager

            - securities must be approved by the Manager prior to transfer to the Fund

            - securities will be valued as set forth under "Determination of Net Asset Value"

      -     by a combination of cash and securities

      No Fund will honor requests for purchases or exchanges by shareholders who are identified as engaging in frequent trading strategies, including market timing. Frequent trading strategies are generally strategies that involve repeated exchanges and/or purchases and redemptions (or redemptions and purchases) within a short period of time that may be disruptive to the efficient management of a Fund, materially increase portfolio transaction costs, dilute the value of shares held by long-term investors, or otherwise are considered to be harmful to a Fund and its shareholders, as reasonably determined by the Manager. Notwithstanding the foregoing, Domestic Bond Fund, Short-Duration Investment Fund, World Opportunity Overlay Fund, and Short-Duration Collateral Fund (offered through separate prospectuses), due to the nature of their investments, do not limit frequent trading.

      The Trustees have approved policies and procedures reasonably designed to detect and prevent frequent trading activity that is harmful to a Fund and its shareholders. There is no assurance that a Fund will be effective in identifying or preventing frequent trading activity in all instances, and the Fund does not automatically redeem shares that are the subject of a rejected exchange request.

      In addition to policies and procedures with respect to frequent transactions, the Trustees have adopted pricing policies that generally provide for the fair valuation of foreign equity securities on a daily basis, as described in "Determination of Net Asset Value" on page 18. The fair value pricing of foreign equity securities reduces the risk that frequent trading strategies could be used to take advantage of arbitrage opportunities resulting from the markets of certain foreign equity securities closing earlier than the time at which a Fund determines its NAV.

      Certain Funds may be distributed through financial intermediaries who submit net purchase and redemption orders to the Fund through omnibus accounts. These omnibus accounts will engage in frequent transactions due to the volume of underlying shareholder activity that each intermediary aggregates on a daily basis. Because the transactions transmitted through omnibus accounts will only represent net transactions through a particular intermediary, the Funds' ability to monitor for and prevent frequent trading strategies is limited and dependent upon the cooperation of the intermediary in enforcing the Funds' policies. The Fund reserves the right to terminate a particular shareholder's investment privileges or the sale of Fund shares through a particular intermediary at any time.

                              HOW TO REDEEM SHARES

      You may redeem the Fund's shares on any day when the NYSE is open for business. Redemption requests should be submitted to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption request should be processed through that broker or agent. The broker or agent may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for redeeming Fund shares through it. For instructions on redeeming shares, call the Trust at (617) 346-7646, send an e-mail to SHS@GMO.com, or contact your broker or agent.

      REDEMPTION POLICIES. An investor must submit a redemption request in good order to avoid having it rejected by the Trust or its agent. A redemption request is in good order if it includes:


                  -     The name of the Fund being redeemed;

                  - The number of shares or the dollar amount of shares to be redeemed;

                  - The date on which redemption it to be made (subject to receipt prior to the close of regular trading on that date);

                  - The investor's name and/or the account number set forth with sufficient clarity to avoid ambiguity;

                  - The signature of an authorized signatory as identified in the GMO Trust Application; and

                  - Wire instructions or registration address that match the wire instructions or registration address on file at GMO.

      If the redemption request is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the redemption price for the Fund shares to be redeemed is the net asset value per share determined on that day (less any applicable redemption fee). If the redemption request is received after the close of regular trading on the NYSE, the redemption price for the Fund shares being redeemed, is the net asset value per share determined on the next business day (less any applicable redemption fee) unless the investor has instructed GMO Shareholder Services in writing to defer the redemption to another day. The Fund's redemption fee applies to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). See "Purchase Premiums and Redemption Fees" for a discussion of the redemption fee charged by the Fund, including circumstances under which the fee may be waived.

      The Trust may take up to seven days to remit proceeds. Failure to provide the Trust with a properly authorized redemption request or otherwise satisfy the Trust as to the validity of any change to the wire instructions or registration address will result in a delay in processing a redemption request.

      If the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in-kind of securities held by the Fund instead of cash.

      If a redemption is made in cash:

      - payment will be made in federal funds transferred to the bank account designated in writing by an authorized signatory in the GMO Trust Application to purchase the Fund shares being redeemed

            - designation of one or more additional bank accounts or any change in the bank accounts originally designated in the GMO Trust Application must be made in writing by an authorized signatory according to the procedures in the GMO Trust Redemption Order Form

      - upon request, payment will be made by check mailed to the registration address (unless another address is specified according to the procedures in the GMO Trust Redemption Order Form).

      -     The Trust may take up to seven days to remit proceeds.

      If a redemption is made in-kind, it is important for you to note:

      - securities used to redeem Fund shares will be valued as set forth under "Determination of Net Asset Value"

      - securities distributed by the Fund will be selected by the Manager in light of the Fund's objective and generally will not represent a pro rata distribution of each security held in the Fund's portfolio

      - you may incur brokerage charges on the sale of any securities received as a result of an in-kind redemption

      - in-kind redemptions will be transferred and delivered by the Trust as directed in writing by an authorized person

      -     The Trust may take up to seven days to remit proceeds.

      The Fund may suspend the right of redemption and may postpone payment for more than seven days:

      -     if the NYSE is closed on days other than weekends or holidays

      -     during periods when trading on the NYSE is restricted

      - during an emergency which makes it impracticable for the Fund to dispose of its securities or to fairly determine the net asset value of the Fund

      - during any other period permitted by the SEC for the protection of investors.

      Pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust, the Trust has the right to redeem Fund shares held by a shareholder unilaterally at any time if at that time: (i) the shares of the Fund have an aggregate net asset value of less than an amount determined from time to time by the Trustees; or (ii) the shares of the Fund exceed a percentage of the outstanding shares of the Fund determined from time to time by the Trustees. The Trustees currently have not determined a minimum amount or a maximum percentage for the Fund.

      The Fund may redeem shares of the other GMO Funds after the Cut-off Time and receive the current day's price if the following conditions are met: (i) the Fund received a redemption request prior to the Cut-off Time on that day; and
(ii) the redemption of the shares of the other GMO Funds is executed pursuant to an allocation predetermined by GMO prior to that day's Cut-off Time.

      SUBMITTING YOUR REDEMPTION REQUEST. Redemption requests can be submitted by MAIL or by FACSIMILE to the Trust at the address/facsimile number set forth under "How to Purchase Shares - Submitting Your Purchase Order Form." Redemption requests submitted by mail are "received" by the Trust when actually delivered to the Trust or its agent. Call the Trust at (617)346-7646 or send an e-mail to SHS@GMO.com to CONFIRM RECEIPT of redemption requests.

                      PURCHASE PREMIUMS AND REDEMPTION FEES

      The Fund charges a purchase premium and redemption fee to shareholders purchasing or redeeming shares. Please refer to the "Fees and expenses" table for details regarding the purchase premium and redemption fee charged by the Fund.

      The purchase premium and redemption fee are paid to and retained by the Fund to help offset portfolio transaction costs caused by shareholder activity by allocating an estimate of such costs to the shareholder generating the activity. The purchase premium and redemption fee apply only to cash transactions. In-kind purchase and redemption transactions are not subject to the purchase premium and redemption fee except to the extent those transactions include a cash component. The redemption fee applies to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).

      WAIVER OF PURCHASE PREMIUMS/REDEMPTION FEES. If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee with respect to that portion. The Manager also may waive the purchase premium or redemption fee, as applicable, in extraordinary circumstances if the Fund will not incur transaction costs. Waivers are not available for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms.

      DETERMINATION OF LEVEL OF PURCHASE PREMIUMS/REDEMPTION FEES. The Fund's purchase premium and redemption fee is approximately equal to the weighted average of the purchase premiums and redemption fees, if any, of the underlying Funds in which the Fund is invested as of the date of this Prospectus.

      PERIODIC ADJUSTMENT OF PURCHASE PREMIUMS/REDEMPTION FEES. The purchase premium and redemption fee for the Fund may be adjusted from time to time to account for changes in the Fund's investments (i.e., changes in the percentage of Fund assets allocated to each underlying Fund). For information concerning the underlying Funds and securities in which those underlying Funds may invest, see the "Principal investment strategies" section for each underlying Fund in "Appendix A - Description of Underlying Funds" to this Prospectus.

                             DISTRIBUTIONS AND TAXES

      The policy of the Fund is to declare and pay distributions of its net income semi-annually. The Fund also intends to distribute net gains, whether from the sale of securities held by the Fund for not more than one year (i.e., net short-term capital gains) or from the sale of securities held by the Fund for more than one year (i.e., net long-term capital gains), at least annually. The Fund is treated as a separate taxable entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

      All dividends and/or distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash. There is no purchase premium on reinvested dividends or distributions. Shareholders may make this election by marking the appropriate box on the purchase order form, by writing to the Trust, or by notifying their broker or agent.

It is important for you to note:

      - For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than by how long a shareholder has owned shares in the Fund. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains.

            Distributions of gains from the sale of investments that the Fund owned for one year or less are taxable to shareholders as ordinary income.

      - If the Fund has capital losses in excess of capital gains for any taxable year, these excess losses will carryover and offset capital gains in succeeding taxable years until either (a) the end of the eighth succeeding taxable year or (b) until such losses have been fully utilized to offset Fund capital gains, whichever comes first. The Fund's ability to utilize these losses in succeeding taxable years may be limited by reason of direct or indirect changes in the actual or constructive ownership of the Fund.

      - For taxable years beginning on or before December 31, 2008, distributions of investment income properly designated by the Fund as derived from "qualified dividend income" will be taxable to shareholders taxed as individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

      - Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under the federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. Shareholders should consult their tax advisers to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

      - Distributions by the Fund are taxable to a shareholder even if they are paid from income or gains earned by the Fund before that shareholder invested in the Fund (and accordingly such income or gains were included in the price the shareholder paid for the Fund's shares). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any gain resulting from a shareholder's sale, exchange, or redemption of Fund shares generally will be taxable to the shareholder as capital gain.

      - Foreign securities held by underlying Funds in which the Fund has invested may be subject to foreign withholding taxes on dividends, interest, or capital gains, which will decrease the Fund's yield. The foreign withholding tax rates applicable to an underlying Fund's investments in certain foreign jurisdictions may be higher if the underlying Fund has a significant number of non-U.S. shareholders than if it has fewer non-U.S. shareholders.

      - An underlying Fund's investment in foreign securities, foreign currencies, debt obligations issued or purchased at a discount, asset-backed and mortgage-backed securities, assets "marked to the market" for federal income tax purposes, and, potentially, so-called "indexed securities" (including inflation-indexed bonds) may increase or accelerate the underlying Fund's recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. These investments may, therefore, affect the timing or amount of the underlying Fund's distributions to the Fund (as a shareholder in the underlying Fund) and may cause the underlying Fund to liquidate other investments at a time when it is not advantageous to do so in order to satisfy the distribution requirements that apply to entities taxed as regulated investment companies.

      - An underlying Fund's use of derivatives and securities lending may increase the amount of taxes payable by the underlying Fund's shareholders, including the Fund to the extent it is invested in the underlying Fund.

      - The Fund's investment in other series of the GMO Trust, including the GMO Alternative Asset Opportunity Fund, GMO Emerging Country Debt Fund, GMO Short-Duration Collateral Fund, and GMO World Opportunity Overlay Fund or other regulated investment companies, could affect the amount, timing, and character of distributions. See "Taxes - Taxation Implications of Certain Investments" in the SAI.

      The above is a general summary of the principal federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents, or domestic corporations. You should consult your own tax advisers about the precise tax consequences of an investment in the Fund in light of your particular tax situation, including possible foreign, state, local, or other applicable taxes (including the federal alternative minimum tax). Please see the SAI for additional information regarding the tax aspects of investing in the Fund.

      For information on how you may be affected by the American Jobs Creation Act of 2004, including new rules for Fund distributions of gain attributable to "U.S. real property interests," see the SAI.

                  APPENDIX A - DESCRIPTION OF UNDERLYING FUNDS

      Following is information regarding certain of the underlying funds, as well as an excerpt from the GMO Trust Prospectus, dated June 30, 2004, as supplemented from time to time, which provides information about the remainder of the underlying Funds' investment objectives, investment programs, principal risks, performance and fees and expenses.

      GMO ALTERNATIVE ASSET OPPORTUNITY FUND. GMO Alternative Asset Opportunity Fund ("AAOF"), a portfolio of the Trust, is offered through a separate prospectus. Shares of AAOF are not publicly offered and are principally available only to other GMO Funds and certain accredited investors. AAOF is managed by GMO.

      AAOF pays an investment management fee to GMO at the annual rate of 0.45% of AAOF's average daily net assets. AAOF pays a shareholder service fee to GMO at the annual rate of 0.15% of AAOF's average daily net assets. In addition, the Manager has agreed to reimburse certain of AAOF's operating expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses (including legal fees) of the independent trustees of the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.45% of the Fund's average daily net assets.

      AAOF's investment objective is high total return. AAOF is not a "diversified" investment company within the meaning of the 1940 Act.

      AAOF seeks exposure to investment returns of commodities and, from time to time, other alternative asset classes (e.g., currencies). In pursuing its objective, AAOF will typically take both long and short positions in commodities. "Commodities" include a range of assets with tangible properties, including oil, natural gas, agricultural products (e.g., wheat, corn, and livestock), precious metals (e.g., gold and silver), industrial metals (e.g., copper), and softs (e.g., cocoa, coffee, and sugar).

      AAOF's investment program has two primary components. One component, intended to gain indirect exposure to the commodity markets, will normally consist of investments in swap agreements, exchange-traded and over-the-counter ("OTC") commodity futures and other commodity-linked derivative instruments, including commodity index options and options on futures. This component will normally have two subcomponents. One subcomponent will typically consist of investments in swap contracts on broad-based commodities indices. The purpose of these positions will be to gain and manage exposure to the Fund's benchmark. The second subcomponent will typically consist of active positions in commodity-related derivatives (expected to be primarily futures contracts). In taking these active positions, the Manager will apply three basic principles:
(i) commodity prices exhibit trends; (ii) return distributions in commodities are positively skewed; and (iii) commodity prices exhibit mean reversion. Investments in commodity-related derivatives will generally be made through a wholly-owned subsidiary organized as a Bermuda limited liability company. The wholly-owned subsidiary is expected to invest primarily in swap contracts on commodities indices, commodities futures contracts, other commodity-linked derivative instruments, U.S. and foreign fixed income securities of relatively high quality, and SDCF. AAOF also may invest in a wide variety of other exchange-traded and OTC derivative instruments that are not linked to the value of a commodity or other commodity-linked instrument (including financial futures, options, and swap contracts). In addition to its commodity-related investments, AAOF has the flexibility to invest without limitation in a range of currency-related investments, including currency futures and forwards and options on these instruments.

      The second component of AAOF's investment program will consist of investments in U.S. and foreign fixed income securities of relatively high quality. Normally, AAOF will make these investments by investing in SDCF. SDCF principally invests in government securities, corporate debt securities, residential and commercial mortgage-related securities and other asset backed securities, money market instruments, and commercial paper. The primary purpose of AAOF's fixed income investments is to provide a cash-like return and to serve as collateral for AAOF's derivative positions.

      The Manager uses proprietary research and models to identify trends in commodities. The factors considered by the Manager and the models used may change over time.

      AAOF's benchmark is a composite of the Dow Jones-AIG Commodity Index and the JP Morgan 3-Month Cash Index. The Dow Jones-AIG Commodity Index and JP Morgan 3-Month Cash Index each represent 50% of the composite benchmark. The Manager does not seek to manage risk relative to AAOF's benchmark. In addition, in constructing AAOF's portfolio, the Manager does not seek to match AAOF's portfolio composition to that of its benchmark, and AAOF's portfolio composition may differ significantly from that of its benchmark.

      GMO Funds investing in AAOF are subject to the risks associated with investments in commodities and related investments and the risks associated with investments in derivatives. The principal risks of an investment in AAOF include Commodities Risk, Derivatives Risk, Currency Risk, Credit and Counterparty Risk, Market Risk -- Fixed Income Securities, Leveraging Risk, Liquidity Risk, Non-Diversification Risk, Focused Investment Risk, and Management Risk. With respect to Management Risk, although the Manager manages other commodity-oriented accounts, the Manager has no prior experience managing a commodity-oriented mutual fund. In addition, AAOF's performance may be extremely volatile and investors in AAOF run the risk of potentially significant short-term fluctuations in the value of AAOF's shares. Shareholders of each GMO Fund investing in AAOF are indirectly exposed to these risks, in addition to all risks associated with their investment in the GMO Fund.

      GMO SHORT-DURATION COLLATERAL FUND. Short-Duration Collateral Fund ("SDCF"), a portfolio of the Trust, is offered through a separate prospectus. Shares of SDCF are not publicly offered and are principally available only to other GMO Funds and certain accredited investors. SDCF is managed by GMO, and is intended to provide an efficient means for (i) other GMO Funds to achieve exposure to assets they might otherwise acquire directly and (ii) the GMO Emerging Markets Fund, GMO Emerging Countries Fund, and GMO Emerging Markets Quality Fund to invest cash held by such Funds.

      SDCF does not pay any investment management or shareholder service fees to GMO. In addition, the Manager has agreed to reimburse certain of SDCF's operating expenses through at least June 30, 2005 (excluding fees and expenses (including legal fees) of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes).

      SDCF's investment objective is total return in excess of its benchmark, the J.P. Morgan U.S. 3-Month Cash Index. SDCF is not a ""diversified" investment company within the meaning of the 1940 Act.

      SDCF seeks to achieve its investment objective by investing primarily in relatively high quality, low volatility fixed income securities. In particular, SDCF may invest a substantial portion of its assets in asset-backed securities, such as securities backed by pools of credit card receivables, automobile loans, educational loans, home equity loans, bonds issued by corporate or sovereign obligors, loans made to a variety of corporate commercial and industrial loan customers of one or more lending banks, or a combination of these bonds and loans. SDCF may also invest in mortgage-related securities, government securities, corporate debt securities, money market instruments, reverse repurchase agreements, and repurchase agreements. The fixed income securities in which SDCF may invest include securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government) and a wide range of private issuers, and may have various interest rate, payment, and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. SDCF will invest primarily in investment-grade instruments (that is, instruments rated BBB- or above by Standard & Poor's, Baa3 or above by Moody's at the time of purchase, or comparable unrated securities). SDCF may continue to hold a security whose rating is downgraded to below-investment-grade status after purchase by SDCF.

      In selecting fixed income securities for SDCF's portfolio, the Manager employs fundamental investment techniques to identify bond investments with yield spreads that are high relative to other fixed income securities with similar durations. SDCF may also use derivative instruments, including options, futures, options on futures, forward currency contracts, and swap contracts. In addition to investing directly in fixed income securities, SDCF may gain indirect exposure to securities through the use of ""synthetic" bonds, which are created by the Manager by combining a futures contract, swap contract, or option on a fixed income security with cash, a cash equivalent, or another fixed income security.

      The Manager employs a variety of techniques to adjust the sensitivity of SDCF's value to changes in interest rates. This sensitivity is often measured by, and correlates strongly to, SDCF's portfolio duration. Under normal circumstances, the Manager expects that SDCF's dollar-weighted average portfolio duration will be 365 days or less. The Manager determines SDCF's dollar-weighted average portfolio duration by aggregating the durations of SDCF's individual holdings and weighting each holding based on its outstanding principal amount. Duration may be determined by traditional means or through empirical analysis, which may vary from traditional methods of calculating duration. Efforts are made to control exposure to interest rate volatility, and the Manager may do so by investing in bonds with longer maturities while hedging the interest rate exposure through the use of derivatives, resulting in a shorter effective duration. As a result, SDCF's dollar-weighted average portfolio maturity may be substantially longer than SDCF's dollar-weighted average portfolio duration. In addition, SDCF's resulting exposure to interest rates through the use of hedging may vary as compared to direct investment in bonds with shorter maturities, and the Manager's investment in longer-term bonds may expose SDCF to additional credit risk.

      GMO Funds investing in SDCF are subject to the risks associated with an investment in fixed income securities and related derivative instruments. The principal risks of an investment in SDCF include Market Risk I Fixed Income Securities, Liquidity Risk, Derivatives Risk, Non-Diversification Risk, Leveraging Risk, Credit and Counterparty Risk, Focused Investment Risk, and Management Risk. As a result, shareholders of each GMO Fund investing in SDCF are indirectly exposed to these risks, in addition to all risks associated with their investment in the GMO Fund.

      GMO SPECIAL PURPOSE HOLDING FUND. GMO Special Purpose Holding Fund ("SPHF") (formerly GMO Alpha LIBOR Fund), a portfolio of the Trust, is offered through a separate prospectus. Shares of SPHF are not publicly offered, and SPHF is presently closed to new investment.

      SPHF does not pay any investment management or shareholder service fees to GMO. In addition, the Manager has agreed to reimburse certain of SPHF's operating expenses through at least June 30, 2005 (excluding fees and expenses (including legal fees) of the independent trustees of the Trust, extraordinary, non-recurring and certain other unusual expenses (including taxes), and certain other expenses, to the extent applicable).

      SPHF's investment objective is total return. SPHF is not a ""diversified" investment company within the meaning of the Investment Company Act of 1940. As of the date of this Prospectus, SPHF's assets consist of an interest in a special purpose vehicle that holds defaulted asset-backed securities issued by NPF VI, Inc. and NPF XII, Inc., special purpose corporations organized by National Premier Financial Services, a subsidiary of National Century Financial Enterprises, claims against various parties arising out of the Fund's purchase of such securities, and cash and cash items.

      GMO Funds that hold shares in SPHF are subject to the risks associated with an interest in defaulted asset-backed securities. The principal risks of holding shares in SPHF include Litigation-Related Risk (risk that SPHF's interest in the special purpose vehicle may be of insufficient value to cover the Fund's losses and that any recovery may be used to offset costs associated with the litigation), Liquidity Risk, Non-Diversification Risk, Market Risk I Fixed Income Securities, Credit and Counterparty Risk, and Management Risk. As a result, shareholders of each GMO Fund holding shares in SPHF are indirectly exposed to these risks, in addition to all risks associated with their investment in the GMO Fund.

      GMO WORLD OPPORTUNITY OVERLAY FUND. GMO World Opportunity Overlay Fund ("WOOF"), a portfolio of the Trust, is offered through a separate prospectus. Shares of WOOF are not publicly offered and are principally available only to other GMO Funds and certain accredited investors.

      WOOF does not pay any investment management or shareholder service fees to GMO. In addition, the Manager has agreed to reimburse certain of WOOF's operating expenses through at least June 30, 2005 (excluding fees and expenses (including legal fees) of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes).

      WOOF's investment objective is high total return relative to its benchmark, the J.P. Morgan U.S. 3-Month Cash Index, which is independently maintained and published by J.P. Morgan. The Index measures the total return performance of three-month euro-currency deposits in the United States. WOOF is not a "diversified" investment company within the meaning of the 1940 Act.

      WOOF's investment program has two principal components. One component consists mainly of investments in derivatives - primarily, interest rate swap contracts - through which the Manager seeks to exploit misvaluations in world interest rates. The other component consists mainly of investments in U.S. and foreign fixed income securities of relatively high quality. The Manager seeks to achieve WOOF's objective of outperforming its benchmark primarily through returns on WOOF's derivatives positions. The primary purpose of WOOF's fixed income investments is to provide a cash-like return, and to serve as collateral with respect to its derivative positions.

      The Manager employs proprietary quantitative techniques to seek to identify and estimate the relative misvaluation of interest rates within and across world bond markets. In selecting fixed income securities for the Fund's portfolio, the Manager employs fundamental and proprietary research techniques to seek to identify bond investments with yield spreads that are high relative to other fixed income securities with similar credit quality and average lives.

      GMO Funds investing in WOOF are subject to the risks associated with investments in derivatives. The principal risks of an investment in WOOF include Management Risk, Derivatives Risk, Credit and Counterparty Risk, Liquidity Risk, Market Risk - Fixed Income Securities and Related Derivatives, Leveraging Risk, Focused Investment Risk, Non-Diversification Risk, Foreign Investment

Risk, and Currency Risk. As a result, shareholders of each GMO Fund investing in WOOF are indirectly exposed to these risks, in addition to all risks associated with their investment in the GMO Fund.

      Additional information on SDCF, SPHF, and WOOF is set forth in separate prospectuses.

                               U.S. EQUITY FUNDS
 GMO U.S. CORE FUND
                                                    Fund Inception Date: 9/18/85

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in larger capitalized U.S. companies to gain broad exposure to the U.S. equity market. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to the U.S.

     The Manager uses proprietary research and multiple quantitative models to seek out stocks it believes are undervalued as well as stocks it believes have improving fundamentals. Generally, these stocks are out of favor with investors and currently trading at prices below what the Manager believes to be their true fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the Manager and the models used may change over time.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the S&P 500 Index, an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (e.g., risk that the market may not recognize the values of securities purchased by the Fund, causing their prices to decline or fail to approach the values that the Manager anticipates), Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty).

 GMO U.S. QUALITY EQUITY FUND
                                                     Fund Inception Date: 2/6/04

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in larger capitalized U.S. companies. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments tied economically to the U.S. The Fund typically holds between 40-80 stocks.

     The Manager uses proprietary quality models to evaluate an issuer's quality score based on several factors, including, but not limited to, expected earnings volatility (actual historical volatility and current volatility as measured by the disparity among analysts' current estimates), profits (return on equity), and operational and financial leverage (amount of fixed operating costs together with total outstanding debt in relation to equity).

     The Manager also uses proprietary research and multiple quantitative models to seek out stocks it believes are undervalued and stocks it believes have improving fundamentals. Generally, these stocks are out of favor with investors and currently trading at prices below what the Manager believes to be their true fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the Manager and the models used may change over time.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the S&P 500 Index, an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Non-Diversification Risk - The Fund is non-diversified, which means it is allowed to invest in a relatively small number of securities. Because the Fund may invest a greater percentage of its assets in the securities of a single issuer than if it were diversified, a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (e.g., risk that the market may not recognize the values of securities purchased by the Fund, causing their prices to decline or fail to approach the values that the Manager anticipates), Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty).

 GMO VALUE FUND
                                                   Fund Inception Date: 11/13/90

INVESTMENT OBJECTIVE
     Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in companies whose stocks are included in the Russell 1000 Index, or in companies with size and value characteristics similar to those of companies with stocks in the Index.

     The Manager uses proprietary quantitative models to identify an initial group of stocks trading at prices below what the Manager believes to be their true fundamental value. The Manager then applies traditional fundamental analysis to evaluate a potential issuer's financial, operational, and management strength. The Manager evaluates the resulting stock selection in light of its analysis of the attractiveness of sectors and industries and tilts the final portfolio accordingly.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 1000 Value Index, which measures the performance of stocks included in the Russell 1000 Index (a large capitalization U.S. stock index) with lower price-to-book ratios and lower forecasted growth values, and which is independently maintained and published by the Frank Russell Company.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of those companies, such that the price of their securities may decline or may not approach the value that the Manager anticipates.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

 GMO INTRINSIC VALUE FUND
                                                     Fund Inception Date: 8/2/99

INVESTMENT OBJECTIVE
     Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and value characteristics similar to those of companies with stocks in the Index.

     The Manager uses proprietary research and multiple quantitative models to seek out stocks it believes are undervalued and have improving fundamentals. Generally, these stocks are trading at prices below what the Manager believes to be their true fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the Manager and the models used may change over time.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 1000 Value Index, which measures the performance of stocks included in the Russell 1000 Index (a large capitalization U.S. stock index) with lower price-to-book ratios and lower forecasted growth values, and which is independently maintained and published by the Frank Russell Company.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of those companies, such that the price of their securities may decline or may not approach the value that the Manager anticipates.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

 GMO GROWTH FUND
                                                   Fund Inception Date: 12/30/88

INVESTMENT OBJECTIVE
     Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index.

     The Manager uses proprietary research and multiple quantitative models to identify stocks it believes have improving fundamentals. The Manager then narrows the selection to those stocks it believes have growth characteristics and are undervalued. Generally, these growth stocks are trading at prices below what the Manager believes to be their true fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the Manager and the models used may change over time.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 1000 Growth Index, which measures the performance of stocks included in the Russell 1000 Index (a large capitalization U.S. stock index) with higher price-to-book ratios and higher forecasted growth values, and which is independently maintained and published by the Frank Russell Company.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Market Risk - Growth Securities - Certain equity securities ("growth securities") are purchased primarily because the Manager believes that they will experience relatively rapid earnings growth. These securities typically trade at higher multiples of current earnings than other types of stock. Growth securities are often more sensitive to market fluctuations, since their market prices tend to place greater emphasis on future earnings expectations.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

 GMO SMALL CAP VALUE FUND
                                                   Fund Inception Date: 12/31/91

INVESTMENT OBJECTIVE
     Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar to those of companies with stocks in the Index ("small cap companies"). As of May 31, 2004, the average market capitalization of companies in the Russell 2500 universe was approximately $2 billion; the median market capitalization was approximately $637 million; and the capitalization of the largest company was approximately $6.9 billion. Under normal circumstances, the Fund invests at least 80% of its assets in securities of small cap companies.

     The Manager uses proprietary research and multiple quantitative models to identify small cap company stocks it believes are undervalued and have improving fundamentals. Generally, these stocks are trading at prices below what the Manager believes to be their true fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks) and industry and sector weights. The factors considered by the Manager and the models used may change over time.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 2500 Value Index, which measures the performance of stocks included in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values, and which is independently maintained and published by the Frank Russell Company.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Smaller Company Risk - The securities of companies with smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of those companies, such that the price of their securities may decline or may not approach the value that the Manager anticipates.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), and Liquidity Risk (e.g., difficulty in selling Fund investments).

 GMO SMALL CAP GROWTH FUND
                                                   Fund Inception Date: 12/31/96

INVESTMENT OBJECTIVE
     Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar to those of companies with stocks in the Index ("small cap companies"). As of May 31, 2004, the average market capitalization of companies in the Russell 2500 universe was approximately $2 billion; the median market capitalization was approximately $637 million; and the capitalization of the largest company was approximately $6.9 billion. Under normal circumstances, the Fund invests at least 80% of its assets in investments in small cap companies.

     The Manager uses proprietary research and multiple quantitative models to identify small cap company stocks it believes have improving fundamentals. The Manager then narrows the selection to small cap company stocks it believes have growth characteristics and are undervalued. Generally, these growth stocks are trading at prices below what the Manager believes to be their true fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks) and industry and sector weights. The factors considered by the Manager and the models used may change over time.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 2500 Growth Index, which measures the performance of stocks included in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values, and which is independently maintained and published by the Frank Russell Company.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Smaller Company Risk - The securities of companies with smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Market Risk - Growth Securities - Certain equity securities ("growth securities") are purchased primarily because the Manager believes that they will experience relatively rapid earnings growth. These securities typically trade at higher multiples of current earnings than other types of stock. Growth securities are often more sensitive to market fluctuations, since their market prices tend to place greater emphasis on future earnings expectations.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in selling Fund investments), and Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

 GMO REAL ESTATE FUND
                                                    Fund Inception Date: 5/31/96

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in companies whose stocks are included in the Morgan Stanley REIT Index, or in companies with characteristics similar to those of companies with stocks in the Index. Under normal circumstances, the Fund will invest at least 80% of its assets in real estate investment trusts ("REITs") and other real estate-related investments.

     REITs are managed vehicles that invest in real estate or real estate-related companies. The Manager defines real estate-related investments as investments by the Fund in companies whose principal activity involves the development, ownership, construction, management, or sale of real estate, companies with significant real estate holdings, and companies that provide products or services related to the real estate industry. The Fund typically invests in equity REITs and real estate-related operating companies which own real estate directly; mortgage REITs, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of both equity REITs and mortgage REITs.

     The Manager uses proprietary research and multiple quantitative models to identify stocks that are trading at prices below what the Manager believes to be their true fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks) and market capitalization. The factors considered by the Manager and the models used may change over time.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Morgan Stanley REIT Index, an independently maintained and published equity real estate index.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Real Estate Risk - Real-estate related securities may decline in value in light of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The value of real estate may also be affected by changes in interest rates, management of insurance risks, and social and economic trends. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and/or to maintain exempt status under the Investment Company Act of 1940. Because a fundamental policy of the Fund is to concentrate its assets in real estate-related securities, the value of the Fund's portfolio can be expected to change in light of factors affecting the real estate industry and may fluctuate more widely than the value of a portfolio that consists of securities of companies in a broader range of industries.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Focused Investment Risk - Focusing investments in industries with high positive correlations to one another creates additional risk. This risk is particularly pronounced for the Fund, which makes substantial investments in real estate-related securities, making the Fund more susceptible to economic, market, political, and other developments affecting real estate-related industries.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (e.g., risk that the market may not recognize the values of securities purchased by the Fund, causing their prices to decline or fail to approach the values that the Manager anticipates), Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

                           INTERNATIONAL EQUITY FUNDS
 GMO INTERNATIONAL DISCIPLINED EQUITY FUND
                                                    Fund Inception Date: 1/29/02

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically invests in a diversified portfolio of equity investments from developed markets outside the U.S. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.

     The Manager uses proprietary research and multiple quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

     - Stocks - valuation, firm quality, and improving fundamentals;

     - Countries - stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and

     - Currencies - export and producer price parity, balance of payments, interest rate differential, and relative strength of currencies.

     The factors considered by the Manager and the models used may change over time. In using these models to construct the Fund's portfolio, the Manager expects that stock selection will reflect a slight bias for value stocks over growth stocks. The Manager seeks to manage the Fund's exposure to market capitalization categories (e.g., small cap, medium cap, and large cap) relative to the Fund's benchmark.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

BENCHMARK
     The Fund's benchmark is the MSCI EAFE Index (Europe, Australasia, and Far
East), a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (e.g., risk that the market may not recognize the values of securities purchased by the Fund, causing their prices to decline or fail to approach the values the Manager anticipates), Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty).

 GMO INTERNATIONAL INTRINSIC VALUE FUND
                                                    Fund Inception Date: 3/31/87

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically invests in a diversified portfolio of equity investments from developed markets outside the U.S.

     The Manager uses proprietary research and multiple quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

     - Stocks - valuation, firm quality, and improving fundamentals;

     - Countries - stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and

     - Currencies - export and producer price parity, balance of payments, interest rate differential, and relative strength of currencies.

     The factors considered by the Manager and the models used may change over time. In using these models to construct the Fund's portfolio, the Manager expects that stock selection will reflect a significant bias for value stocks over growth stocks.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

BENCHMARK
     The Fund's benchmark is the S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Value Style Index, an independently maintained and published index composed of stocks in the EPAC regions of the PMI that have a value style. The PMI is the large-capitalization stock component of the S&P/Citigroup Broad Market Index ("BMI")(which includes listed shares of companies from developed and emerging market countries with a total available market capitalization of at least the local equivalent of USD100 million), representing the top 80% of available capital of the BMI in each country and including about 25% of the BMI issues.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of those companies, such that the price of their securities may decline or may not approach the value that the Manager anticipates.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund) and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty).

 GMO INTERNATIONAL GROWTH FUND
                                                   Fund Inception Date: 11/30/01

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically invests in a diversified portfolio of equity investments from the world's developed markets outside the U.S.

     The Manager, using proprietary research and multiple quantitative models, seeks to add value by capitalizing on inefficiencies it perceives in the pricing of growth stocks. The Manager applies quantitative and fundamental investment principles to select growth stocks it believes have improving fundamentals and prices that reflect the relevant market's discount to their franchise value. The Manager maintains diversification across countries, and tilts the Fund's portfolio in favor of countries that the Manager believes have the highest growth prospects or that the Manager believes are most undervalued. The Manager also considers factors that may influence the growth potential of a particular country, such as currency valuation. The factors considered by the Manager and the models used may change over time.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use exchange-traded and over-the-counter derivatives and related instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

BENCHMARK
     The Fund's benchmark is the S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Growth Style Index, an independently maintained and published index composed of stocks in the EPAC regions of the PMI that have a growth style. The PMI is the large-capitalization stock component of the S&P/Citigroup Broad Market Index ("BMI") (which includes listed shares of companies from developed and emerging market countries with a total available market capitalization of at least the local equivalent of USD100 million), representing the top 80% of available capital of the BMI in each country and including about 25% of the BMI issues.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Market Risk - Growth Securities - Certain equity securities ("growth securities") are purchased primarily because the Manager believes that they will experience relatively rapid earnings growth. These securities typically trade at higher multiples of current earnings than other types of stock. Growth securities are often more sensitive to market fluctuations, since their market prices tend to place greater emphasis on future earnings expectations.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty).

 GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND      Fund Inception Date: 6/30/95

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests to varying extents in other GMO Funds ("underlying Funds"), including International Disciplined Equity Fund, International Intrinsic Value Fund, and International Growth Fund. Under normal circumstances, the Fund will invest at least 80% of its assets in equity investments.

     The Manager allocates the Fund's assets among the underlying Funds based on its analysis of the relative attractiveness of value versus growth investing styles. The Manager uses proprietary research and multiple quantitative models to measure the discount at which value stocks trade relative to growth stocks generally, as well as to analyze the predicted returns of the two styles in the markets. The Manager also creates forecasted returns for currencies, considering factors such as relative valuations, export and producer price parity, balance of payments, and interest rates.

     The Manager will look at the underlying Funds' holdings to measure base currency exposure and then attempt to hedge at least 70% of the foreign currency exposure in the underlying Funds' investments back to the U.S. dollar. While the Fund's benchmark is fully hedged, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund intends to (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts.

BENCHMARK
     The Fund's benchmark is the MSCI EAFE Index (Europe, Australasia, and Far
East) (Hedged), a large capitalization international stock index that is currency-hedged into U.S. dollars, which is independently maintained and published by Morgan Stanley Capital International.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying Funds; for a more complete discussion of these risks, see "Description of Principal Risks."

- Fund of Funds Risk - Because the Fund invests in underlying Funds, the most significant risk of an investment in the Fund is the risk that those Funds will not perform as expected or will underperform other similar funds. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.

- Market Risk - Equity Securities - Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund and the underlying Funds do not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects underlying Funds to unpredictable declines in the value of their investments, as well as periods of poor performance.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives may be particularly pronounced because the Fund makes frequent use of currency forwards.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect an underlying Fund's foreign investments.

- Liquidity Risk - The underlying Funds' ability to sell securities may be adversely affected by market size or legal restrictions.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (e.g., risk that the market may not recognize the values of securities purchased by the underlying Funds, causing their prices to decline or fail to approach the values that the Manager anticipates), Market
Risk - Growth Securities (e.g., risk that the market prices of securities purchased by the underlying Funds, which place greater emphasis on future earnings expectations, will be more sensitive to general market movements), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Currency Risk (e.g., risk that fluctuations in value of non-dollar denominated investments may adversely affect the U.S. dollar value of the Fund's investments), and Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

 GMO FOREIGN FUND
                                                    Fund Inception Date: 6/28/96

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in non-U.S. companies, including the companies in developed and emerging markets listed in the MSCI database (approximately 4,000 companies). Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to countries outside the U.S.

     - Stock selection - The Manager employs a disciplined quantitative screening process combined with fundamental insights on the markets to analyze issuers and country economics. The Manager separates companies with valuations it believes are deservedly low from those that it believes represent investment opportunities. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. Company visits by the Manager to evaluate management and production facilities are an integral part of the investment process.

     - Country selection - Overweightings and underweightings of the Fund's country selections relative to its benchmark are determined by a cumulative quantitative value score for each country together with the Manager's evaluation of the country's fundamentals.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may be exposed to emerging markets, but these investments will generally comprise 10% or less of the Fund's assets. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swaps, to adjust its foreign currency exposure.

BENCHMARK
     The Fund's benchmark is the MSCI EAFE Index (Europe, Australasia, and Far
East), a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of those companies, such that the price of their securities may decline or may not approach the value that the Manager anticipates.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's emerging markets investments.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Fund because it makes emerging market investments, which are not widely traded and which may be subject to purchase and sale restrictions.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified) and Smaller Company Risk (e.g., magnified market risk and liquidity risk from investments in companies with smaller capitalizations).

 GMO FOREIGN SMALL COMPANIES FUND                   Fund Inception Date: 6/30/00

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in companies located or doing business outside of the U.S. that are in the smallest 30% of companies in a particular country as measured by total market capitalization ("small companies"). Under normal circumstances, the Fund invests at least 80% of its assets in securities of small companies that are tied economically to countries outside the U.S. The market capitalization range of investments held by the Fund is generally within the market capitalization range of companies in the Fund's benchmark.

     - Stock selection - The Manager employs a disciplined quantitative screening process combined with fundamental insights on the markets to analyze issuers and country economics. The Manager separates companies with valuations it believes are deservedly low from those that it believes represent investment opportunities. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. Company visits by the Manager to evaluate management and production facilities are an integral part of the investment process.

     - Country selection - Overweightings and underweightings of the Fund's country selections relative to its benchmark are determined by a cumulative quantitative value score for each country together with the Manager's evaluation of the country's fundamentals.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may be exposed to emerging markets, but these investments will generally comprise 10% or less of the Fund's assets. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swaps, to adjust its foreign currency exposure.

BENCHMARK
     The Fund's benchmark is the S&P/Citigroup Extended Market Index ("EMI") World ex-U.S. Index, an independently maintained and published index that is the small capitalization stock component of the S&P/Citigroup Broad Market Index ("BMI"). The BMI includes listed shares of companies from developed and emerging market countries with a total available market capitalization of at least the local equivalent of USD100 million. The EMI represents the bottom 20% of available capital of the BMI in each country and includes 75% of the BMI issues. The S&P/Citigroup EMI World ex-U.S. Index excludes the stocks of U.S. companies included in the BMI.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Smaller Company Risk - The securities of companies with smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of those companies, such that the price of their securities may decline or may not approach the value that the Manager anticipates.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Fund because it makes investments in companies with smaller market capitalizations and because it makes emerging market investments, which are not widely traded and which may be subject to purchase and sale restrictions.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's emerging markets investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty).

 GMO INTERNATIONAL SMALL COMPANIES FUND            Fund Inception Date: 10/14/91

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in non-U.S. companies whose stocks are included in the MSCI database (including companies in developed and emerging countries) that fall within the bottom 70% of companies within their country when ranked by market capitalization ("small companies"). Under normal circumstances, the Fund invests at least 80% of its assets in securities of small companies.

     The Manager uses proprietary research and multiple quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

     - Stocks - valuation, firm quality, and improving fundamentals;

     - Countries - stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and

     - Currencies - export and producer price parity, balance of payments, interest rate differential, and relative strength of currencies.

     The factors considered by the Manager and the models used may change over time. In using these models to construct the Fund's portfolio, the Manager expects that stock selection will be tilted toward value stocks and away from growth stocks.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may be exposed to emerging markets, but these investments will generally comprise 10% or less of the Fund's assets. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure;
(ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

BENCHMARK
     The Fund's benchmark is the S&P/Citigroup Extended Market Index ("EMI") World ex-U.S. Index, an independently maintained and published index, which is the small capitalization stock component of the S&P/Citigroup Broad Market Index ("BMI"). The BMI includes listed shares of companies from developed and emerging market countries with a total available market capitalization of at least the local equivalent of USD100 million. The EMI represents the bottom 20% of available capital of the BMI in each country and includes 75% of the BMI issues. The S&P/Citigroup EMI World ex-U.S. Index excludes the stocks of U.S. companies included in the BMI.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Smaller Company Risk - The securities of companies with smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's emerging markets investments.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Fund because it makes investments in companies with smaller market capitalizations and because it makes emerging market investments, which are not widely traded and which may be subject to purchase and sale restrictions.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (e.g., risk that the market may not recognize the values of securities purchased by the Fund, causing their prices to decline or fail to approach the values the Manager anticipates), Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty).

 GMO EMERGING MARKETS QUALITY FUND                 Fund Inception Date: 02/18/98

INVESTMENT OBJECTIVE

     Broad exposure to the higher quality companies in emerging markets.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies whose stocks are traded in the securities markets of emerging countries in Asia, Latin America, the Middle East, Africa, and Europe.

     The Manager uses proprietary quality models to evaluate an issuer's quality score based on several factors, which may include, but are not limited to, expected earnings volatility (actual historical volatility and current volatility as measured by the disparity among analysts' current estimates), profits (return on equity), and operational and financial leverage (amount of fixed operating costs together with total outstanding debt in relation to equity). The Manager typically selects issuers from among quality companies in each country in which the Fund invests. The Fund's allocation to emerging market countries may be over- or underweight with respect to the benchmark.

     The factors considered by the Manager and the models used may change over time. The Fund's portfolio is constructed so as typically to have more liquidity than the portfolio of the GMO Emerging Markets Fund (another series of GMO Trust, which is offered through a separate prospectus), and the Fund invests in stocks that the Manager believes to be of higher quality than the average stock in the benchmark. The Fund typically will be less "actively" managed than, for example, GMO Emerging Markets Fund. The Manager seeks to manage the Fund with low portfolio turnover and low tracking error relative to the benchmark.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, warrants, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund.

BENCHMARK

     The Fund's benchmark is the S&P/IFCI (Investable) Composite Index, which is independently maintained and published by Standard & Poor's and is a market capitalization weighted index of the performance of securities traded on stock exchanges of 22 different emerging market countries, calculated on a total return basis.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's emerging market investments.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Fund because it primarily makes emerging market investments, which are not widely traded and which may be subject to purchase and sale restrictions.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies or related derivative instruments. To the extent the Fund hedges currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (e.g., risk that the market may not recognize the values of securities purchased by the Fund, causing their prices to decline or fail to approach the values that the Manager anticipates), Derivatives Risk (e.g, use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Focused Investment Risk (e.g., increased risk from the Fund's focus on investments in emerging markets), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), and Management Risk (e.g., risk that the strategies and techniques of the Manager will fail to produce the desired results).

 GMO EMERGING COUNTRIES FUND                        Fund Inception Date: 8/29/97

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in companies whose stocks are traded in the securities markets of emerging countries in Asia, Latin America, the Middle East, Africa, and Europe. The Manager defines "emerging countries" as those not included in the MSCI EAFE Index, a developed markets index. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to emerging countries.

     The Manager uses proprietary research, multiple quantitative models, and fundamental analysis to evaluate and select individual countries and stocks. Country selection generally is the most significant factor affecting the Fund's performance relative to its benchmark. The Manager's evaluation and selection decisions for countries and stocks are based on several factors, including:

     - Countries - value, improving fundamentals, macroeconomic and currency models, market momentum, GDP trends, and a currency fair value model; and

     - Stocks - fair value, earnings and price momentum, earnings to price, book to price, and quality.

     The factors considered by the Manager and the models used may change over time. The Fund's portfolio is constructed to have more liquidity than the portfolio of the Emerging Markets Fund and has a value bias relative to many other traditional emerging market funds.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

BENCHMARK
     The Fund's benchmark is the S&P/IFCI (Investable) Composite Index, which is independently maintained and published by Standard & Poor's and is a market capitalization-weighted index of the performance of securities traded on stock exchanges of 22 different emerging countries, calculated on a total return basis.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's emerging countries investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Fund because it primarily makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (e.g., risk that the market may not recognize the values of securities purchased by the Fund, causing their prices to decline or fail to approach the values that the Manager anticipates), Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Focused Investment Risk (e.g., increased risk from the Fund's focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

 GMO DOMESTIC BOND FUND                             Fund Inception Date: 8/18/94

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund seeks exposure primarily to U.S. investment-grade bonds, including U.S. government securities and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), convertible bonds, and asset-backed securities of private issuers. Under normal circumstances, the Fund invests at least 80% of its assets in bond investments tied economically to the United States.

     The Fund achieves this exposure by primarily investing in shares of Short-Duration Collateral Fund ("SDCF"), directly in fixed income securities, and in exchange-traded and over-the-counter derivative instruments (including synthetic bonds). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local, and foreign governments). The Fund may also expose some of its assets to foreign credit, and may invest some of its assets in lower-rated securities.

     The Manager employs fundamental and proprietary research techniques and quantitative applications to identify bond investments the Manager believes are undervalued. The Manager considers issue-specific risk in the selection process.

     While not a principal consideration of the Manager, the Manager normally seeks to cause the duration of the Fund to approximate that of its benchmark (4.96 years as of 05/31/04). Certain investors may invest in the Fund for short-term purposes (e.g., pending investment in another GMO Fund) and, as a result, the Fund may be subject to short-term trading and related trading and other costs.

BENCHMARK
     The Fund's benchmark is the Lehman Brothers U.S. Government Bond Index, an independently maintained and published U.S. government bond index.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund has additional market risk through its investments in asset-backed securities.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Liquidity Risk (e.g., difficulty in selling Fund investments), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Leveraging Risk (e.g., magnified risks from use of derivatives), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty).

 GMO CORE PLUS BOND FUND                            Fund Inception Date: 4/30/97

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund seeks exposure primarily to U.S. investment-grade bonds (including U.S. government securities and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and asset-backed securities issued by private issuers), with additional return sought through exposure to foreign bond and currency markets. Under normal circumstances, the Fund invests at least 80% of its assets in bond investments.

     The Fund achieves U.S. bond market exposure by primarily investing in Short-Duration Collateral Fund ("SDCF"), synthetic bonds, and/or directly in U.S. government securities and other U.S. dollar-denominated fixed income securities (including investment-grade bonds, convertible bonds, collateralized bonds, and mortgage-backed securities of private issuers). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local, and foreign governments). The Fund also uses credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. The Fund may also expose some of its assets to below investment grade securities (also known as "junk bonds"), including up to 5% of the Fund's assets in the sovereign debt of emerging countries, generally by investing in Emerging Country Debt Fund ("ECDF") (see page A-26 for a discussion of ECDF).

     The Manager employs fundamental and proprietary research techniques and quantitative applications to measure the relative values of the bond and currency markets and to determine currency and country allocations. The Fund takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. The Fund may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

     While not a principal consideration of the Manager, the Manager normally seeks to maintain the Fund's portfolio duration within 2 years of the benchmark's duration (4.83 years as of 05/31/04).

BENCHMARK
     The Fund's benchmark is the Lehman Brothers U.S. Aggregate Bond Index, an independently maintained and published index comprised of U.S. fixed rate debt issues, having a maturity of at least one year and rated investment grade or higher.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund has additional market risk through its investments in asset-backed securities.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. To a significant extent, the Fund also uses credit default swaps, which can be difficult to value, highly susceptible to liquidity and credit risk, and subject to documentation risks (e.g., the parties may interpret contract terms differently). There is no assurance that credit default swaps will be effective or will have the desired result.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's emerging markets investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments.

- Credit and Counterparty Risk - Risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter ("OTC") derivatives contract, or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations. This risk is particularly pronounced for funds that invest in lower-rated fixed income securities or in OTC derivatives with longer durations, or that have greater exposure to any one counterparty.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Liquidity Risk (e.g., difficulty in selling Fund investments), and Leveraging Risk (e.g., magnified risks from use of derivatives). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

 GMO INTERNATIONAL BOND FUND                       Fund Inception Date: 12/22/93

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund seeks exposure primarily to countries whose bonds are included in the J.P. Morgan Non-U.S. Government Bond Index, to investment-grade bonds denominated in various currencies, including asset-backed securities and collateralized bonds issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), and to private issuers. Under normal circumstances, the Fund invests at least 80% of its assets in bond investments.

     The Fund achieves this exposure by primarily investing in Short-Duration Collateral Fund ("SDCF") and synthetic bonds (rather than by making direct investments). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local, and foreign governments). The Fund may expose some of its assets to below investment grade securities (also known as "junk bonds"), and may invest up to 5% of the Fund's assets in the sovereign debt of emerging countries, generally by investing in Emerging Country Debt Fund ("ECDF")(see page A-26 for a discussion of ECDF).

     The Manager employs fundamental and proprietary research techniques and quantitative applications to measure the relative values of the bond and currency markets and to determine currency and country allocations. The Fund takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. The Fund may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

     While not a principal consideration of the Manager, the Manager normally seeks to maintain the Fund's portfolio duration within 2 years of the benchmark's duration (5.78 years as of 05/31/04).

BENCHMARK
     The Fund's benchmark is the J.P. Morgan Non-U.S. Government Bond Index, an independently maintained and published index composed of non-U.S. government bonds with maturities of one year or more.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund has additional market risk through its investments in asset-backed securities.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives may be particularly pronounced because the Fund creates "synthetic" bonds to replace direct investments.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's emerging markets investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Liquidity Risk (e.g., difficulty in selling Fund investments), Leveraging Risk (e.g., magnified risks from use of derivatives), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

 GMO CURRENCY HEDGED INTERNATIONAL BOND FUND        Fund Inception Date: 9/30/94

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund seeks exposure primarily to countries whose bonds are included in the J.P. Morgan Non-U.S. Government Bond Index ex-Japan, to investment-grade bonds denominated in various currencies, including collateralized bonds, mortgage-backed securities, and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), and to private issuers. Under normal circumstances, the Fund invests at least 80% of its assets in bond investments.

     The Fund achieves this exposure by primarily investing in Short-Duration Collateral Fund ("SDCF") and synthetic bonds (rather than by making direct investments). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local, and foreign governments). The Fund generally attempts to hedge at least 75% of its net foreign currency exposure back to the U.S. dollar. The Fund may also expose some of its assets to below investment grade securities (also known as "junk bonds"), and may invest up to 5% of the Fund's assets in the sovereign debt of emerging countries, generally by investing in Emerging Country Debt Fund ("ECDF") (see page A-26 for a discussion of ECDF).

     The Manager employs fundamental and proprietary research techniques and quantitative applications to measure the relative values of the bond and currency markets and to determine currency and country allocations. The Fund takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. The Fund may also use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

     While not a principal consideration of the Manager, the Manager normally seeks to maintain the Fund's portfolio duration within 2 years of the benchmark's duration (5.89 years as of 05/31/04).

BENCHMARK
     The Fund's benchmark is the J.P. Morgan Non-U.S. Government Bond Index (Hedged) (ex-Japan), an independently maintained and published index composed of non-U.S. government bonds (excluding Japanese government bonds) with maturities of one year or more that are currency hedged into U.S. dollars.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund has additional market risk through its investments in asset-backed securities.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives may be particularly pronounced because the Fund creates "synthetic" bonds to replace direct investments.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's emerging markets investments.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Leveraging Risk (e.g., magnified risks from use of derivatives), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Currency Risk (e.g., risk that fluctuations in value of non-dollar denominated investments may adversely affect the U.S. dollar value of the Fund's investments), Liquidity Risk (e.g., difficulty in selling Fund investments), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

 GMO GLOBAL BOND FUND                              Fund Inception Date: 12/28/95

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund seeks exposure primarily to countries whose bonds are included in the J.P. Morgan Global Government Bond Index, to investment-grade bonds denominated in various currencies, including collateralized bonds, mortgage-backed securities, and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), and to private issuers. Under normal circumstances, the Fund invests at least 80% of its assets in bond investments.

     The Fund achieves this exposure by primarily investing in Short-Duration Collateral Fund ("SDCF") and synthetic bonds (rather than by making direct investments). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local, and foreign governments). The Fund may also expose some of its assets to below investment grade securities (also known as "junk bonds"), and may invest up to 5% of the Fund's assets in the sovereign debt of emerging countries, generally by investing in Emerging Country Debt Fund ("ECDF") (see page A-26 for a discussion of ECDF).

     The Manager employs fundamental and proprietary research techniques and quantitative applications to measure the relative values of the bond and currency markets and to determine currency and country allocations. The Fund takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. The Fund may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

     While not a principal consideration of the Manager, the Manager normally seeks to maintain the Fund's portfolio duration within 2 years of the benchmark's duration (5.76 years as of 05/31/04).

BENCHMARK
     The Fund's benchmark is the J.P. Morgan Global Government Bond Index, an independently maintained and published index composed of government bonds of 13 developed countries, including the U.S., with maturities of one year or more.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund has additional market risk through its investments in asset-backed securities.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives may be particularly pronounced because the Fund creates "synthetic" bonds to replace direct investments.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's emerging markets investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Leveraging Risk (e.g., magnified risks from use of derivatives), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Liquidity Risk (e.g., difficulty in selling Fund investments), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

 GMO EMERGING COUNTRY DEBT FUND                     Fund Inception Date: 4/19/94

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests primarily in sovereign debt of emerging countries in Asia, Latin America, the Middle East, Africa, and Eastern Europe ("emerging countries"). Under normal circumstances, the Fund invests at least 80% of its assets in debt investments tied economically to emerging countries. Typical investments include, but are not limited to, sovereign debt (including Brady bonds and Euro bonds), bank loans to emerging countries, and debt issues of companies tied economically to emerging countries. The Fund may also invest in other U.S. and foreign securities, including government securities (including securities neither guaranteed nor insured by the U.S. government), corporate debt securities, and mortgage-related and asset-backed securities. Most of the Fund's holdings are typically below investment grade or, if unrated, deemed below investment grade by the Manager. The Fund may acquire or hold issues that are in default and therefore not making any payments of principal or interest. Generally, at least 75% of the Fund's assets are denominated in, or hedged into, U.S. dollars.

     The Manager emphasizes a "bottom-up" approach to examining and selecting emerging country securities, and uses advanced analytical techniques to seek to identify inefficiencies in the pricing of emerging country debt issues.

     In pursuing its investment strategy, the Fund may (but is not obligated to) use exchange-traded and over-the-counter ("OTC") derivative instruments, including options, futures, and swap contracts (including credit default swaps). The Fund uses credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

     While not a principal consideration of the Manager, the Manager normally seeks to cause the duration of the Fund to approximate that of its benchmark (5.76 years as of 05/31/04).

BENCHMARK

     The Fund's benchmark is the J.P. Morgan Emerging Markets Bond Index Global (EMBIG), an independently maintained and published index composed of debt securities of 31 countries.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's emerging countries investments.

- Credit and Counterparty Risk - Risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations. This risk is particularly pronounced for funds that invest in fixed income securities that are below investment grade or in OTC derivatives with longer durations, or that have greater exposure to any one counterparty. Because the Fund typically invests in securities that are of lesser quality than those in its benchmark, in volatile market conditions the percentage decline in the value of the Fund is likely to exceed that of its benchmark.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. To a significant extent, the Fund also uses credit default swaps, which can be difficult to value, highly susceptible to liquidity and credit risk, and subject to documentation risks (e.g., the parties may interpret contract terms differently). There is no assurance that credit default swaps will be effective or will have the desired result.

- Leveraging Risk - Because the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, the Fund may be leveraged in relation to its assets. Leverage may disproportionately increase the Fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Fund because it primarily makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Focused Investment Risk (e.g., increased risk from the Fund's focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Currency Risk (e.g., risk that fluctuations in value of non-dollar denominated investments may adversely affect the U.S. dollar value of the Fund's investments).

GMO SHORT-DURATION INVESTMENT FUND                  Fund Inception Date: 4/18/90

INVESTMENT OBJECTIVE
     Provide current income. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund seeks to provide current income to the extent consistent with the preservation of capital and liquidity. The Fund will have exposure primarily to securities issued or guaranteed by the U.S. government or its agencies and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), asset-backed securities issued by private issuers, high-quality prime commercial paper and master demand notes, high-quality corporate debt securities and high-quality debt securities backed by pools of commercial or consumer finance loans, repurchase agreements, and certificates of deposit, bankers' acceptances, and other bank obligations. The Fund may achieve this exposure indirectly by investing a substantial portion of its assets in Short-Duration Collateral Fund ("SDCF"). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high-quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local, and foreign governments). The Fund may also use derivatives. While the Fund invests in high-quality instruments, it may choose not to dispose of a security whose rating is lowered after purchase. As of June 14, 2004, approximately 0.48% of the Fund's net assets were invested (through an investment in Special Purpose Holding Fund ("SPHF")) in defaulted asset-backed securities whose valuation is more uncertain and volatile than the Fund's investments generally.

     The Manager uses fundamental investment techniques to select bonds with high relative yield spreads. Under normal circumstances, the Fund seeks to maintain a duration slightly longer than the three-month duration of the Fund's benchmark. It may do so by investing in bonds with longer maturities while hedging the interest rate exposure through the use of derivatives, resulting in a shorter effective duration. As a result, the Fund's dollar-weighted average portfolio maturity may be substantially longer than the Fund's dollar-weighted average portfolio duration. For an additional discussion of duration, see "Fixed Income Funds -- Duration." The Fund is NOT a money market fund and is not subject to the portfolio quality, maturity, and other requirements of money market funds. However, certain investors may invest in the Fund for short-term purposes (e.g., pending investment in another GMO Fund) and, as a result, the Fund may be subject to short-term trading and related trading and other costs.

BENCHMARK
     The Fund's benchmark is the Citigroup 3-Month Treasury Bill Index, an independently maintained and published short-term bill index.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund has additional market risk through its investments in asset-backed securities.

- Credit and Counterparty Risk - Risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), and Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

 GMO ALPHA ONLY FUND                                Fund Inception Date: 7/29/94
(formerly known as GMO Global Hedged Equity Fund)

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests primarily in shares of the GMO U.S. Equity Funds and GMO International Equity Funds (including the Emerging Markets Fund, Emerging Countries Fund, and Emerging Markets Quality Fund, which primarily make investments in emerging markets) (the "underlying Funds"), or directly in equity securities of the type invested in by these Funds. The Fund implements its strategy with either direct or indirect exposure to a combination of U.S., international, and emerging market equities.

     The Manager forecasts returns for a broad range of global asset classes (e.g., international equity, U.S. equity, and emerging markets) and sub-asset classes (e.g., small cap stocks in the international equity asset class and quality stocks in the U.S. equity and emerging equity asset classes), using quantitative applications to evaluate current economic and corporate fundamentals in relation to global market prices for each asset class over a rolling 7 year period. The Manager then compares the forecasted returns of the relevant sub-asset class to the individual asset class and seeks to invest in those sub-asset classes (hedging out the return of the overall asset class) that are expected to provide significant excess return when compared to the overall asset class.

     The U.S. equity portion of the portfolio is hedged using U.S. exchange-traded futures contracts, typically S&P 500 futures contracts or Russell Index Futures Contracts. The international equity portion of the portfolio is hedged using foreign exchange-traded futures contracts and swap contracts in which the Fund is obligated to pay the return of foreign markets in return for a U.S. dollar-based interest rate. The emerging market equity portion of the portfolio is hedged using U.S. and foreign exchange-traded futures and swap contracts in which the Fund is obligated to pay the return of foreign markets in return for a U.S. dollar-based interest rate.

     To the extent that the Fund's hedging positions are effective, the performance of the Fund is not expected to correlate with the movements of equity markets generally. Instead, it is expected to perform more like a short-term fixed income fund, with variation in return (alpha) resulting from the Manager's outperformance or underperformance relative to equity markets generally.

BENCHMARK
     The Fund's benchmark is the Citigroup 3-Month Treasury Bill Index, an independently maintained and published short-term bill index.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds; for a more complete discussion of these risks, see "Description of Principal Risks."

- Fund of Funds Risk - Because the Fund invests in underlying Funds, the most significant risk of an investment in the Fund is the risk that those Funds will not perform as expected or will underperform other similar funds. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.

- Market Risk - Equity Securities - Equity securities held by the Fund or underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The possibility that stock market prices in general will decline over short or extended periods subjects the Fund and underlying Funds to unpredictable declines in the value of their investments, as well as periods of poor performance.

- Derivatives Risk - The use of derivatives by the Fund or underlying Funds may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives may be particularly pronounced because the Fund may use derivatives to gain exposure to fixed income securities and foreign currencies.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's or an underlying Fund's foreign investments. These and other risks are greater for an underlying Fund's emerging markets investments.

     Other principal risks of an investment in the Fund include Liquidity Risk (e.g., difficulty in selling Fund or underlying Fund investments), Currency Risk (e.g., risk that fluctuations in value of non-dollar denominated investments of the Fund or of an underlying Fund may adversely affect the U.S. dollar value of the Fund's or an underlying Fund's investments), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Leveraging Risk (e.g., magnified risks from use of derivatives), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty of the Fund or of an underlying Fund).

 GMO INFLATION INDEXED BOND FUND                    Fund Inception Date: 3/31/97

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests primarily in securities that are indexed or otherwise "linked" to general measures of inflation in the country of issue. Under normal circumstances, the Fund invests at least 80% of its assets in inflation indexed bond investments. The Manager defines "inflation indexed bond investments" as instruments that are "linked" to general measures of inflation because their principal and/or interest components change with general movements of inflation in the country of issue.

     The Fund intends to invest directly in fixed income securities, including inflation indexed bonds issued by the U.S. and foreign governments (including securities neither guaranteed nor insured by the U.S. government) and corporate issues, and in shares of Short-Duration Collateral Fund ("SDCF"). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local, and foreign governments). The Fund may also expose some of its assets to below investment grade securities (also known as "junk bonds"), and may make use of synthetic bonds to implement its strategy.

     The Manager seeks to identify fixed income investments that, in the opinion of the Manager, represent favorable values relative to their market prices.

     While not a principal consideration of the Manager, the Manager normally seeks to cause the duration of the Fund to approximate that of its benchmark (8.66 years as of 05/31/04).

BENCHMARK
     The Fund's benchmark is the Lehman Brothers U.S. Treasury Inflation Notes Index, an independently maintained and published index of inflation indexed linked U.S. Treasury securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund has additional market risk through its investments in asset-backed securities and in debt securities paying no interest.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Liquidity Risk (e.g., difficulty in selling Fund investments), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Leveraging Risk (e.g., magnified risks from use of derivatives), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty).

                                    GMO TRUST

                             ADDITIONAL INFORMATION

      The Fund's SAI is available free of charge at http://www.gmo.com or by writing to GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect (617) 346-7646. The SAI contains more detailed information about the Fund and is incorporated by reference into this Prospectus, which means that it is legally considered to be part of this Prospectus.

      Investors can review and copy the Prospectus and SAI at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Other information about the Fund is available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

      Shareholders who wish to communicate with the Trustees must do so by mailing a written communication, addressed as follows: To the Attention of the Board of Trustees, c/o GMO Trust Chief Compliance Officer, 40 Rowes Wharf, Boston, MA 02110.

                              SHAREHOLDER INQUIRIES

                 Shareholders may request additional information
                          from and direct inquiries to:
                             Shareholder Services at
                     Grantham, Mayo, Van Otterloo & Co. LLC
                                 40 Rowes Wharf
                                Boston, MA 02110
                          1-617-346-7646 (CALL COLLECT)
                              1-617-439-4192 (FAX)
                                   SHS@GMO.com
                           website: http://www.gmo.com

                                   DISTRIBUTOR

                             Funds Distributor, Inc.
                          100 Summer Street, 15th Floor
                           Boston, Massachusetts 02110

                                        INVESTMENT COMPANY ACT FILE NO. 811-4347

GMO TRUST

                                                                      PROSPECTUS

                                                                    MAY 29, 2005

- GMO WORLD OPPORTUNITIES EQUITY ALLOCATION FUND

                        -------------------------------------

                        - INFORMATION ABOUT OTHER FUNDS OFFERED BY GMO TRUST IS
                          CONTAINED IN SEPARATE PROSPECTUSES.

                        - SHARES OF the Fund described in this Prospectus may
                          not be available for purchase in all states.
                          This Prospectus does not offer shares in any state where they may not lawfully be offered.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
40 ROWES WHARF O BOSTON, MASSACHUSETTS 02110

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                      Page
                                                                      ----
SUMMARY OF INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT
STRATEGIES, BENCHMARK, AND PRINCIPAL RISKS.....................             3

SUMMARY OF FUND PERFORMANCE AND FEES AND EXPENSES..............             5

UNDERLYING FUNDS...............................................             6

DESCRIPTION OF PRINCIPAL RISKS.................................             6

MANAGEMENT OF THE FUND.........................................            13

DETERMINATION OF NET ASSET VALUE...............................            14

NAME POLICY....................................................            15

DISCLOSURE OF PORTFOLIO HOLDINGS...............................            16

HOW TO PURCHASE SHARES.........................................            16

HOW TO REDEEM SHARES...........................................            18

PURCHASE PREMIUMS AND REDEMPTION FEES..........................            20

DISTRIBUTIONS AND TAXES........................................            21

APPENDIX A - DESCRIPTION OF UNDERLYING FUNDS...................           A-1

ADDITIONAL INFORMATION.........................................    back cover

SHAREHOLDER INQUIRIES..........................................    back cover

DISTRIBUTOR....................................................    back cover

GMO WORLD OPPORTUNITIES EQUITY ALLOCATION FUND


                                                                           Cusip
                                                                       362008153

      This summary is not designed to be all-inclusive, and the Fund may make investments, employ strategies, and be exposed to risks that are not described in this summary. More information about the Fund's investments and strategies is set forth in the Fund's Statement of Additional Information ("SAI"). The Fund's Board of Trustees (the "Trustees") may change the Fund's investment objective and strategies without shareholder approval unless the objective or strategy is identified in this Prospectus or in the SAI as "fundamental." The Fund's investment manager is Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO") (see "Management of the Fund" for a description of the Manager).

SUMMARY OF INVESTMENT OBJECTIVE

      Seeks total return greater than its benchmark.

PRINCIPAL INVESTMENT STRATEGIES

      The Fund is a fund of funds and invests in shares of other GMO mutual funds, which may include the GMO U.S. Equity Funds, the GMO International Equity Funds (including the GMO Emerging Markets Funds), the GMO Fixed Income Funds, and GMO Alternative Asset Opportunity Fund ("AAOF") ("underlying Funds"). The Fund typically is exposed to the securities in its benchmark (generally, global equity securities) through its underlying Funds' investments, and to the investment returns of commodities and, from time to time, other alternative asset classes through its investment in AAOF. The Fund also may be exposed to other U.S. and international equity securities (including both growth and value style equities), U.S. and international fixed income instruments, and securities of companies of any market capitalization. Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments (the Fund's "Name Policy"). The term "investments" includes both direct investments and indirect investments (e.g. investments in another Fund, derivatives, and synthetic instruments with economic characteristics similar to the underlying assets).

      For information about the underlying Funds, please refer to "Underlying Funds" and "Appendix A - Description of Underlying Funds."

      The Manager uses proprietary research and quantitative models to determine the Fund's choice and weighting of the underlying Funds. These models use rolling 7-year forecasts of relative value and risk among the asset classes (e.g., U.S. equity, international equity, emerging markets, fixed income, and commodities) in which the underlying Funds invest. Forecasts are adjusted to reflect expected value-added for each underlying Fund.

      Based on the Manager's assessment of asset class valuations and the forecasted value-added for the underlying Funds, the particular underlying Funds in which the Fund invests and the percentage of the Fund's assets invested in each changes from time to time. The Manager will shift investments in the underlying Funds in response to changes in its investment outlook and market valuations, and to accommodate cash flows.

      Portfolio turnover is not a principal consideration when making investment decisions for the Funds. Based on its assessment of market conditions, the Manager may trade the shares of underlying Funds in the Fund's portfolio more frequently at some times than at others. High portfolio turnover rates may adversely affect the Fund's performance by generating additional expenses and may result in additional taxable income for its shareholders. The Manager is not obligated to, and generally will not, consider tax consequences when seeking to achieve the Fund's investment objective (e.g., the Fund may engage in transactions that are not tax efficient for shareholders subject to U.S. federal income tax).

      The Fund will not change its Name Policy without providing its shareholders with at least 60 days' prior written notice.

BENCHMARK

      The Fund's benchmark is the MSCI World Index, a global developed markets equity index that is independently maintained and published by Morgan Stanley Capital International.

PRINCIPAL RISKS OF INVESTING IN THE FUND

      The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds. For a more complete discussion of these risks, see "Description of Principal Risks."

   - Fund of Funds Risk - Because the Fund invests in underlying Funds, the most significant risk of an investment in the Fund is the risk that the underlying Funds in which it invests will not perform as expected or will underperform other similar funds. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.

   - Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect an underlying Fund's foreign investments. These and other risks are greater for an underlying Fund's emerging market investments.

   - Market Risk - Equity Securities - Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The possibility that stock market prices in general will decline over short or extended periods subjects underlying Funds to unpredictable declines in the value of their investments, as well as periods of poor performance.

   - Market Risk - Fixed Income Securities - The value of an underlying Fund's fixed income investments will typically decline during periods of rising interest rates. Certain underlying Funds are also exposed to additional market risk through their investments in asset-backed securities.

   - Commodities Risk - The value of an underlying Fund's shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments. Commodity prices can be extremely volatile and may be either directly or indirectly affected by a wide range of factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity.

      Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by an underlying Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the underlying Fund), Smaller Company Risk (greater market risk and liquidity risk resulting from investments by an underlying Fund in companies with smaller capitalizations), Currency Risk (risk that decreases relative to the U.S. dollar in the value of the currency in which a foreign investment of an underlying Fund is denominated or fluctuations in exchange rates may adversely affect the U.S. dollar value of the underlying Fund's investments), Leveraging Risk (increased risks from use of derivatives by an underlying Fund), Liquidity Risk (difficulty in selling investments by an underlying Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty of an underlying Fund), Non-Diversification Risk (certain underlying Funds are non-diversified and therefore a decline in the market value of a particular security held by such Funds may affect their performance more than if they were diversified), and Management Risk (risk that the strategies and techniques of the Manager will fail to produce the desired results).

PERFORMANCE

      The Fund has not commenced operations as of the date of this prospectus, and therefore no performance information is available for the Fund.

FEES AND EXPENSES

      The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

(fees that are paid directly from your investment)             CLASS III
--------------------------------------------------             ---------
Cash purchase premium (as a percentage of amount invested)      0.04%(1)
Redemption fee (as a percentage of amount redeemed)             0.04%(1)

ANNUAL FUND OPERATING EXPENSES

(expenses that are paid from Fund assets as a percentage
   of average daily net assets)                                            CLASS III
--------------------------------------------------------                   ---------
Management fee                                                             0.00%(2)
Shareholder service fee                                                    0.00%(2)
Other expenses                                                             0.06%(2)
Total annual operating expenses                                            0.06%(2)
    Expense reimbursement                                                  0.06%(2),(3)
Net annual expenses                                                        0.00%(2)
    Fees and expenses of underlying Funds                                  0.68%(4)
Aggregate annual expenses (Fund and underlying Fund expenses)              0.68%(4)


(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including circumstances under which the Manager may make periodic adjustments to the level of purchase premium and redemption fee and/or waive the purchase premium or redemption fee.

(2) The amounts indicated are estimated expenses for the Fund's initial fiscal year, and reflect only the direct expenses associated with an investment in the Fund.

(3) The Manager has contractually agreed to reimburse the Fund through at least June 30, 2006 for the Fund's operating expenses (not including expenses indirectly incurred by investment in underlying Funds and certain other expenses described on page 14 of this Prospectus).

(4) Many of the underlying Funds currently receive an expense reimbursement from the Manager pursuant to a contractual arrangement currently in effect until June 30, 2005. It is anticipated that the expense reimbursements for the underlying Funds will continue beyond June 30, 2005, but the Manager is not currently contractually bound to do so. For so long as the current expense reimbursement arrangement remains in effect, net fees and expenses of underlying Funds would be 0.58% of the Fund's average daily net assets. The amounts indicated are based on the estimated expected indirect expenses associated with the Fund's investment in underlying Funds for the Fund's initial fiscal year ending February 28, 2006. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund's portfolio is invested. Under normal market conditions, the Manager believes that the Fund's annualized indirect expenses will be within the following ranges:


                                              High (% of Fund's average      Low (% of Fund's average
                                                   daily net assets)            daily net assets)
Gross fees and expenses of underlying Funds             0.78%                          0.49%
Net fees and expenses of underlying Funds               0.61%                          0.46%

EXAMPLE

     This example helps you compare the cost of investing in the Fund (including direct expenses and gross estimated expected indirect operating expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                           IF YOU SELL YOUR SHARES        IF YOU DO NOT SELL YOUR SHARES
                           -----------------------        ------------------------------
                            1 YEAR*       3 YEARS             1 YEAR*          3 YEARS
                           --------       --------        -----------          ---------
Class III                  $     78       $    239        $        73          $     234

*After reimbursement

                                UNDERLYING FUNDS

      The following table lists the underlying Funds in which the Fund may invest. These funds are offered pursuant to separate prospectuses and statements of additional information. For additional information about each underlying Fund's investment program, please refer to "Appendix A - Description of Underlying Funds." Any reference to the "GMO Emerging Markets Funds" in this Prospectus means the GMO Emerging Markets Quality Fund and GMO Emerging Countries Fund, collectively.

  GMO U.S. EQUITY FUNDS                 GMO INTERNATIONAL EQUITY FUNDS                    GMO FIXED INCOME FUNDS
----------------------------    ---------------------------------------------   -------------------------------------------
GMO U.S. Core Fund              GMO International Disciplined Equity Fund       GMO Domestic Bond Fund
GMO U.S. Quality Equity Fund    GMO International Intrinsic Value Fund          GMO Core Plus Bond Fund
GMO Value Fund                  GMO International Growth Fund                   GMO International Bond Fund
GMO Intrinsic Value Fund        GMO Currency Hedged International Equity Fund   GMO Currency Hedged International Bond Fund
GMO Growth Fund                 GMO Foreign Fund                                GMO Global Bond Fund
GMO Small Cap Value Fund        GMO Foreign Small Companies Fund                GMO Emerging Country Debt Fund
GMO Small Cap Growth Fund       GMO International Small Companies Fund          GMO Short-Duration Investment Fund
GMO Real Estate Fund            GMO Emerging Markets Quality Fund               GMO Alpha Only Fund

                                GMO Emerging Countries Fund                     GMO Inflation Indexed Bond Fund

                                                                                GMO Short-Duration Collateral Fund

                                       OTHER GMO FUNDS                          GMO World Opportunity Overlay Fund

                                GMO Alternative Asset Opportunity Fund

                         DESCRIPTION OF PRINCIPAL RISKS

      Investing in mutual funds involves risk, including the risk that the strategies and techniques of the Manager will fail to produce the desired result (see "Management of the Fund" for a description of the Manager). The Fund is subject to certain risks based on the types of investments in the Fund's portfolio and on the investment strategies the Fund employs. Factors that may affect the Fund's portfolio as a whole are called "principal risks" and are identified on page 1 of this Prospectus and summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. The Fund may be exposed to risks in addition to the principal risks described in this Prospectus. The Fund could be subject to additional risks because the types of investments made by the Fund may change over time. In addition, because the Fund invests in underlying Funds, the Fund will be indirectly exposed to all of the risks of the investments in the underlying Funds' portfolios. Therefore, the principal risks summarized below include both direct and indirect principal risks of the Fund, and all references to investments made by the Fund in this section include those made both directly by the Fund and indirectly by the Fund through the underlying Funds in which the Fund may invest. It is important for you to note that an investment in the Fund is not a bank deposit and therefore is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. By itself, the Fund does not constitute a complete investment program. The SAI includes more information about the Fund and its investments.

            - FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Since the Fund invests part or all of its assets in other GMO Funds, are exposed to the risk that the underlying Funds will not perform as expected or will underperform other similar funds. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds. Because the Manager will receive fees from the underlying Funds, the Manager has a financial incentive to invest the assets of the Fund in underlying Funds with higher fees. The Manager is legally obligated to disregard that incentive when making investment decisions.

            - FOREIGN INVESTMENT RISK. Underlying Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of their assets may change more rapidly and to a greater degree than if they invested only in U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs, and foreign securities held by an underlying Fund may expose it to foreign taxes on dividends and interest payable on such securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes, or diplomatic developments could adversely affect an underlying Fund's investments. In the event of a nationalization, expropriation, or other confiscation, an underlying Fund could lose its entire investment in a foreign security.

      All underlying Funds that invest in foreign securities are subject to these risks. These risks are particularly pronounced for the GMO International Equity Funds, GMO Core Plus Bond Fund, GMO International Bond Fund, GMO Currency Hedged International Bond Fund, GMO Global Bond Fund, GMO Emerging Country Debt Fund, GMO Alpha Only Fund, and GMO Inflation Indexed Bond Fund, which may invest a significant portion of their assets in foreign securities. Some of the foreign risks are also applicable to the GMO U.S. Equity Funds because they may invest a material portion of their assets in securities of foreign issuers traded in the U.S.

      In addition, underlying Funds that invest a significant portion of their assets in the securities of issuers based in countries with "emerging market" economies are subject to greater levels of foreign investment risk than underlying Funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on an underlying Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers. These risks are particularly pronounced for GMO Emerging Markets Quality Fund, GMO Emerging Countries Fund, and GMO Emerging Country Debt Fund, which typically invest a substantial portion of their assets in securities of emerging market issuers. GMO Foreign Small Companies Fund, GMO Foreign Fund, GMO International Small Companies Fund, GMO Tax-Managed International Equities Fund, GMO Core Plus Bond Fund, GMO International Bond Fund, GMO Currency Hedged International Bond Fund, GMO Global Bond Fund, and GMO Alpha Only Fund, each of which may invest a significant portion of their assets in securities of emerging market issuers, are also subject to increased foreign investment risk.

            - MARKET RISK. All of the underlying Funds are subject to market risk, which is the risk of unfavorable market-induced changes in the value of the securities owned by an underlying Fund. General market risks associated with investments in equity and fixed-income securities include the following:

      EQUITY SECURITIES. A principal risk of each underlying Fund that has significant exposure to equity securities is that those equity securities will decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The values of equity securities may decline for a number of reasons that directly relate to the issuing company, such as management performance, financial leverage and reduced demand for the issuer's goods or services. They also may decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs, or competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.

      The GMO U.S. Equity Funds and GMO International Equity Funds maintain substantial exposure to equities and generally do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects these underlying Funds to unpredictable declines in the value of their investments, as well as periods of poor performance.

      VALUE SECURITIES RISK. Some equity securities (generally referred to as "value securities") are purchased primarily because they are selling at a price below what the Manager believes to be their true value and not necessarily because the issuing companies are expected to experience significant earnings growth. Underlying Funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may never recognize the value of those companies, such that the price of their securities may decline or may not approach the value that the Manager anticipates. Since value criteria are used extensively by the Manager across the underlying Funds, these risks apply to all of the GMO U.S. Equity and International Equity Funds in which the Fund may invest. The risks are particularly pronounced for the GMO Value

Fund, GMO Small Cap Value Fund, GMO Intrinsic Value Fund, GMO International Intrinsic Value Fund, GMO Foreign Fund, and GMO Foreign Small Companies Fund, which invest primarily in value securities.

      GROWTH SECURITIES RISK. Certain equity securities (generally known as "growth securities") are purchased primarily because the Manager believes that they will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other types of stocks. Growth securities are often more sensitive to market fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall. All of the underlying Funds that invest in equity securities are subject to these risks, but these risks are particularly pronounced for the GMO Growth Fund, GMO International Growth Fund, and GMO Small Cap Growth Fund, which invest primarily in growth securities.

      FIXED INCOME SECURITIES. The value of the underlying Funds' fixed income investments (including bonds, notes, and asset-backed securities) will typically change as interest rates fluctuate. During periods of rising interest rates, the value of fixed income securities generally declines. Conversely, during periods of falling interest rates, the value of fixed income securities generally rises.

      This kind of market risk, also called "interest rate risk," is generally greater for underlying Funds investing in fixed income securities with longer maturities and portfolios with longer durations. Thus, this risk is greatest for underlying Funds with longer durations (i.e., that invest in fixed income securities with longer maturities), although it is present, but to a lesser extent, in the GMO Short-Duration Collateral Fund, GMO Short-Duration Investment Fund, and the portion of GMO World Opportunity Overlay Fund invested in floating rate fixed income securities. An underlying Fund may be less sensitive to interest rate changes if it invests primarily in fixed income securities with floating interest rates and related interest rate derivatives. However, fixed income securities with floating interest rates may decline in value if their interest rates do not rise as much as interest rates in general. Changes in prevailing interest rates (and particularly sudden and significant changes) will cause fluctuations in a Fund's net asset value if the Fund invests to a significant extent in floating rate securities with interest rates that reset only periodically. GMO Short-Duration Collateral Fund, GMO Short-Duration Investment Fund, and the portion of GMO World Opportunity Overlay Fund invested in fixed income securities invest primarily in fixed income securities with floating interest rates.

      Interest rate risk (and thus market risk) also depends on the credit quality of a fixed income security. Therefore, the risk is particularly pronounced for the GMO Emerging Country Debt Fund, which typically invests most of its assets in below investment grade securities (also called "junk bonds"), which are more vulnerable to interest rate risk than investment grade securities, as their values generally are more sensitive to interest rate fluctuations. In addition, GMO Global Bond Fund, GMO International Bond Fund, GMO Inflation Indexed Bond Fund, GMO Currency Hedged International Bond Fund, and GMO Core Plus Bond Fund are subject to this risk because these Funds may invest a portion of their assets in below investment grade securities.

      In addition, a related market risk exists for all the GMO Fixed Income Funds, which may invest to a material extent in asset-backed securities. Those securities may be backed by pools of automobile loans, residential and commercial mortgages, educational loans, home equity loans, credit card receivables, secured or unsecured bonds issued by corporate or sovereign obligors, unsecured loans made to a variety of corporate commercial and industrial loan customers or one or more lending banks, or a combination of these bonds and loans. In addition, payment of interest and repayment of principal on asset-backed securities may largely depend on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with investments in asset-backed securities depends on many factors, including the deal structure (i.e., determination as to the required amount of underlying assets or other support needed to produce the cash flows necessary to service interest and principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Therefore, asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations, and such default exceeds the securities' credit support. From time to time, the GMO Fixed Income Funds may have significant exposure to asset-backed securities secured by specific types of loans and/or bonds (e.g., credit-card receivables). As a result, economic developments adversely affecting a particular type of collateral may harm the performance of these underlying Funds. In addition, certain types of collateral may have strong positive correlations, meaning that their value may be impaired by similar economic conditions (e.g., an increase in personal bankruptcies could reduce the value of asset-backed securities secured by credit card receivables, automobile loans, educational loans, and home equity loans).

      Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may depend on the servicing of the underlying asset and is, therefore, subject to risks associated with the negligence or defalcation of their servicers. In certain circumstances, the mishandling of related documentation also may affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets. The risks associated with asset-backed securities are particularly pronounced for the GMO Domestic Bond Fund, GMO Global Bond Fund, GMO International Bond Fund, GMO Currency Hedged International Bond Fund, GMO Core Plus Bond Fund, GMO Inflation Indexed Bond Fund, GMO Short-Duration Investment Fund, GMO Short-Duration Collateral Fund, and GMO World Opportunity Overlay Fund, each of which directly or indirectly invests a significant portion of its assets in asset-backed securities.

      Most of the GMO Fixed Income Funds also may invest to a material extent in debt securities paying no interest, such as zero coupon, principal-only and interest-only securities and, to the extent they make such investments, such underlying Funds will be exposed to additional market risk.

            - DERIVATIVES RISK. All of the underlying Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indices. The underlying Funds can use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. The underlying Funds also may use derivatives as a way to adjust efficiently the exposure of the underlying Funds to various securities, markets, and currencies without the underlying Funds' actually having to sell current investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of underlying Fund assets and making new investments over time. For a description of the various derivative instruments that may be utilized by the underlying Funds, refer to the underlying Funds' SAI.

      The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes a Fund to the risk that the counterparty to an over-the-counter ("OTC") derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty. If the counterparty defaults, the underlying Fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, an underlying Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the underlying Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. While the Manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions. To the extent a Fund contracts with a limited number of counterparties, the Fund's risk exposure may be relatively concentrated and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

      Derivatives also are subject to a number of other risks described elsewhere in this section, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.

      Suitable derivative transactions may not be available in all circumstances. In addition, the Manager may determine not to use derivatives to hedge or otherwise reduce risk exposure.

      While all the underlying Funds are subject to these risks, the risks of derivatives are particularly pronounced for each of the GMO Fixed Income Funds (except GMO Short-Duration Investment Fund and GMO Inflation Indexed Bond Fund). As a basic component of their investment strategy, those underlying Funds use derivatives, in particular synthetic bonds (created by the Manager by combining a futures contract, swap contract, or option on a fixed income security with cash, a cash equivalent, or another fixed income security) to gain exposure to fixed income securities and foreign currencies. The risks of derivatives are also particularly pronounced for GMO Currency Hedged International Equity Fund, which makes frequent use of currency forwards, and GMO Short-Duration Collateral Fund, GMO Alternative Asset Opportunity Fund, and GMO World Opportunity Overlay Fund, which make significant use of interest rate swap contracts.

      In addition, each of the GMO Fixed Income Funds (except GMO Short-Duration Investment Fund and GMO Inflation Indexed Bond Fund) may use credit default swap contracts to a significant degree, which also presents derivatives risk. In a credit default swap, one party pays a premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The underlying Funds may use credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e., to reduce risk where the underlying Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. Credit default swaps involve special risks because they can be difficult to value, are highly susceptible to liquidity and credit risk, and generally only pay a return to the party that has paid the premium in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). To the extent an underlying Fund, as an alternative to purchasing bonds directly, uses credit default swaps to obtain synthetic long exposure to corporate bonds or sovereign debt, the underlying Fund will be exposed to the risk that it will be required to pay the notional value of the swap contract in the event the issuer of the security on which the swap is structured defaults on its obligation to pay. Credit default swaps also have documentation risk, as described above.

            - SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. The securities of companies with smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities. They also may trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all underlying Funds that invest in the securities of companies with smaller market capitalizations, but are particularly pronounced for the GMO Small Cap Value Fund, GMO Small Cap Growth Fund, GMO International Small Companies Fund, GMO Emerging Markets Quality Fund, and GMO Foreign Small Companies Fund, all of which primarily make investments in companies with smaller or medium-sized market capitalizations.

            - CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of an underlying Fund's investments. Currency risk includes both the risk that currencies in which an underlying Fund's investments are traded or currencies in which an underlying Fund has taken an active investment position will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly for a number of reasons, including supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, and currency controls or political developments in the U.S. or abroad.

      Many of the underlying Funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the underlying Fund owns, wants to own, or is exposed to through its investments. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the underlying Fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Many of the underlying Funds also may take active currency positions and may hedge the currency exposure of their securities. This may result in an underlying Fund's currency exposure being substantially different than that of the securities it holds.

      All underlying Funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Currency risk is particularly pronounced for the GMO International Equity Funds (except for GMO Currency Hedged International Equity Fund), GMO Core Plus Bond Fund, GMO International Bond Fund, and GMO Global Bond Fund, which regularly enter into derivative foreign currency transactions and may take active long and short currency positions through exchange traded and OTC foreign currency transactions for investment purposes. Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk, in addition to currency risk, as described below under "Leveraging Risk."

            - LEVERAGING RISK. An underlying Fund's use of reverse repurchase agreements and other derivatives may cause the underlying Fund's portfolio to be leveraged. Leverage may disproportionately increase an underlying Fund's portfolio losses when the underlying Fund's investments are adversely affected by changes in interest rates, stock prices, or currency rates are changing. Also, the Fund's and/or an underlying Fund's portfolio may be leveraged if the Fund and/or underlying Fund, as applicable, temporarily borrows money to meet redemption requests and/or to settle investment transactions.

      The net long exposure of each GMO U.S. and International Equity Fund (including direct investment in securities and long derivative positions in securities and/or "baskets" or indexes of equity securities (such as swap contracts and futures contracts)) typically will not exceed 100% of the underlying Fund's net assets. However, a Fund occasionally may experience a large redemption that results in overnight net long exposure in excess of 100% of the underlying Fund's net assets. Each GMO U.S. and International Equity Fund may manage certain of its derivatives positions by maintaining an amount of cash or liquid securities equal to the face value of those positions. The GMO U.S. and International Equity Funds also may offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in a portfolio. To the extent offsetting positions do not behave in relation to one another as expected, the underlying Fund may perform as if it is leveraged.

      The GMO Fixed Income Funds are not limited in the extent to which they may use derivatives or the absolute face value of their derivative positions. As a result, the GMO Fixed Income Funds may be leveraged in relation to their assets. This risk is particularly pronounced for GMO Emerging Country Debt Fund and GMO World Opportunity Overlay Fund. However, the Manager seeks to manage the effective market exposure of each of these underlying Funds (except GMO World Opportunity Overlay Fund) by controlling the projected tracking error relative to each underlying Fund's benchmark.

            - LIQUIDITY RISK. The Fund is exposed to liquidity risk when, due to a limited market or legal restrictions, an underlying Fund is unable to sell particular securities or to close derivative positions at the price at which the underlying Fund values them. All of the underlying Funds are subject to liquidity risk. Underlying Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, the use of derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. These securities are more likely to be fair valued (see "Determination of Net Asset Value"). Liquidity risk also may exist when the Fund or an underlying Fund has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements or closing a short position).

      This risk may be particularly pronounced for underlying Funds such as the GMO Emerging Country Debt Fund and certain of the GMO International Equity Funds, which may make investments in emerging market securities and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

            - CREDIT AND COUNTERPARTY RISK. This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of an underlying Fund's securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

      Credit risk associated with investments in fixed income securities relates to the ability of the issuer to make scheduled payments of principal and interest. The underlying Funds that invest in fixed income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the underlying Fund's share price and income level. Nearly all fixed income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets. See "Market Risk -- Fixed Income Securities" above for a discussion of these risks and the underlying Funds for which the risks associated with asset-backed securities are particularly pronounced.

      Underlying Funds that invest in below investment grade securities (also called junk bonds), which are fixed income securities rated lower than Baa3 by Moody's or BBB- by S&P or determined by the Manager to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Junk bonds offer the potential for higher investment returns than higher-rated securities. However, junk bonds are often less liquid than higher quality securities. In addition, the continuing ability of issuers of junk bonds to meet principal and interest payments is considered speculative, and they are more susceptible to real or perceived adverse economic and competitive industry conditions. Accordingly, GMO Emerging Country Debt Fund, which typically invests most of its assets in below investment grade securities, is subject to substantial credit risk. The underlying Funds listed in "Market Risk -- Fixed Income Securities" above that may invest a portion of their assets in lower-rated securities are also subject to increased credit risk.

      In addition, an underlying Fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts, as described in Derivatives Risk above) and engages to a significant extent in the lending of its portfolio securities. The Fund or an underlying Fund is also exposed to credit risk to the extent it engages to a significant extent in the use of repurchase agreements. If the counterparty defaults, an underlying Fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, an underlying Fund will succeed in enforcing them. While the Manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions. This type of counterparty risk is generally more pronounced for GMO Emerging Country Debt Fund and GMO Core Plus Bond Fund, which invest in OTC derivatives with longer durations and may have greater exposure to any one counterparty.

            - NON-DIVERSIFICATION RISK. Investing in securities from a diversified pool of issuers can reduce overall risk while investing in securities of a small number of issuers can increase it. The GMO U.S. Quality Equity Fund, GMO Value Fund, GMO Growth Fund, GMO Small Cap Growth Fund, GMO Real Estate Fund, GMO Currency Hedged International Equity Fund, GMO Intrinsic Value Fund, and all of the Fixed Income Funds are not "diversified" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). This means that these underlying Funds are allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies. As a result, credit, market, and other risks associated with these underlying Funds' investment strategies or techniques may be more pronounced than if these underlying Funds were "diversified."

      In addition, each of the GMO Core Plus Bond Fund, GMO International Bond Fund, GMO Currency Hedged International Bond Fund, and GMO Global Bond Fund may invest a portion of its assets in shares of GMO Emerging Country Debt Fund, which is not diversified within the meaning of the 1940 Act. All of the GMO Fixed Income Funds (other than GMO Emerging Country Debt Fund) may invest without limitation in shares of GMO Short-Duration Collateral Fund and GMO World Opportunity Overlay Fund, and may invest without limitation in shares of GMO Alternative Asset Opportunity; these underlying Funds are not diversified within the meaning of the 1940 Act, and their securities are offered through separate prospectuses. Please refer to "Appendix A - Description of Underlying Funds" for information regarding certain risks and other information relating to these underlying Funds. Except as otherwise noted in the Fund's "Principal investment strategies," the Fund may invest without limitation in any of the underlying Funds identified above as non-diversified.

            - MANAGEMENT RISK. The Fund is subject to management risk because it relies on the Manager's ability to pursue its objective. The Manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results. The Manager may fail to use derivatives effectively with respect to an underlying fund, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. The Fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class of the underlying Fund, such as domestic equities, foreign equities, or emerging country debt. Notwithstanding its benchmark, the Fund may buy securities (through its investments in the underlying Funds) not included in its benchmark or hold securities (through its investments in the underlying Funds) in very different proportions than its benchmark.

            The Fund will be exposed to additional management risk to the extent it invests in GMO Alternative Asset Opportunity Fund because, although the Manager manages other commodity-oriented accounts, the Manager has no prior experience managing a commodity-oriented mutual fund.

                             MANAGEMENT OF THE FUND

      GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 provides investment advisory services to the Fund and the underlying Funds of GMO Trust (the "Trust"). GMO is a private company, founded in 1977. As of April 30, 2005, GMO managed on a worldwide basis more than $85 billion for institutional investors such as pension plans, endowments, foundations, and the funds of the Trust (the "GMO Funds").

      Subject to the approval of the Trust's Board of Trustees, the Manager establishes and modifies when necessary the investment strategies of the Fund. In addition to its management services to the Fund, the Manager administers the Fund's business affairs.

      The Manager provides to the Fund direct client service and reporting, such as performance information reporting, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports and assistance to correct and maintain client-related information. The Fund does not pay the Manager shareholder service fees in exchange for the Manager providing these services. The Fund, however, indirectly bears the shareholder service fees paid by the underlying Funds in which the Fund invests. The Fund will commence operations on or following the date of this Prospectus and, therefore, to date, the Fund has not indirectly borne any shareholder service fees of underlying Funds.

      The Manager does not receive management fees from the Fund for management services rendered to the Fund. The Fund, however, indirectly bears the management fees paid by the underlying Funds in which the Fund invests. The Fund will commence operations on or following the date of this Prospectus and, therefore, to date, the Fund has not indirectly borne any management fees of underlying Funds.

      Day-to-day management of the Fund is the responsibility of the U.S. Quantitative Division comprised of several investment professionals associated with the Manager, and no one person is primarily responsible for day-to-day management of the Fund. The Division's team members work collaboratively to manage the Fund's portfolio.

      Ben Inker is the senior member of the team who allocates the portfolio among the various team members, oversees the implementation of trades on behalf of the team, reviews the overall composition of the portfolio, and monitors cash flows.

      Mr. Inker has served as the senior member of the Fund's portfolio management team since its inception. At GMO, Mr. Inker is responsible for the portfolio management of all asset allocation portfolios. He has served as Director of Asset Allocation since 1996. Mr. Inker is a CFA charterholder.

      The SAI contains other information about how GMO determines the compensation of the senior member, other accounts he manages, and his ownership of the Fund.

CUSTODIAN AND TRANSFER AGENT

      Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Trust's custodian and transfer agent on behalf of the Fund.

EXPENSE REIMBURSEMENT

      As more fully described in the Fund's "Fees and expenses" table, the Manager has contractually agreed to reimburse the Fund with respect to certain expenses through at least June 30, 2006. The following expenses are specifically excluded from the Manager's reimbursement obligation: expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses (including legal fees) of the independent trustees of the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value or "NAV" of a share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern time. The Fund will not determine its NAV on any day when the NYSE is closed for business. The Fund also may not determine its NAV on days during which no security is tendered for redemption and no order to purchase or sell a security is received by the Fund. The Fund's net asset value is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund. The value of the Fund's and each underlying Fund's investments is generally determined as follows:

Exchange listed securities

      -     Last sale price or

      -     Official closing price or

      - Most recent bid price (if no reported sale or official closing price) or

      - Broker bid (if the private market is more relevant in determining market value than the exchange), based on where the securities are principally traded and their intended disposition

      (Also, see discussion in "Fair Value Pricing" below regarding foreign equity securities.)

Unlisted securities (if market quotations are readily available)

      -     Most recent quoted bid price

Certain debt obligations (if less than sixty days remain until maturity)

      - Amortized cost (unless circumstances dictate otherwise; for example, if the issuer's creditworthiness has become impaired)

All other fixed income securities and options on those securities (except for options written by an underlying Fund) (includes bonds, loans, structured notes)

      - Closing bid supplied by a primary pricing source chosen by the Manager

Options written by the Fund

      -     Most recent ask price

"Fair Value" Pricing

      For all other assets and securities, including derivatives, and in cases where market prices are not readily available or circumstances render an existing methodology or procedure unreliable, the underlying Funds' investments will be valued at "fair value," as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees.

      With respect to the underlying Funds' use of "fair value" pricing, investors should note the following:

         - In certain cases, a significant percentage of an underlying Fund's assets may be "fair valued." The value of assets that are "fair valued" is determined by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Some of the factors that may be considered in determining "fair value" are the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time that an underlying Fund's net asset value is calculated, and other news events. Although the goal of fair valuation is to determine the amount which the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different than the value realized upon such asset's sale.

         - Many foreign equity securities markets and exchanges close prior to the close of the NYSE, and, therefore, the closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Trust has adopted fair value pricing procedures that, among other things, generally require that the underlying Funds' foreign equity securities be valued using fair value prices based on modeling tools by third party vendors to the extent that those fair value prices are available.

      The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value.

      The Manager evaluates primary pricing sources on an ongoing basis, and may change any pricing source at any time. However, the Manager will not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and may in its discretion override a price supplied by a source (by taking a price supplied from another) because of such price activity or because the Manager has other reasons to believe that a price supplied may not be reliable. Certain securities may be valued on the basis of a price provided by a principal market maker. Prices provided by principal market makers may vary from the value that would be realized if the securities were sold. In addition, because some underlying Funds may hold portfolio securities listed on foreign exchanges that trade on days on which the NYSE is closed, the net asset value of a Fund's shares may be significantly affected on days when investors cannot redeem their shares in the Fund.

                                   NAME POLICY

      The Fund will not change its Name Policy without providing its shareholders with at least 60 days' prior written notice. When used in connection with the Fund's Name Policy, the Manager defines "assets" to include the Fund's net assets plus any borrowing made for investment purposes. The Fund may achieve exposure to a particular investment through direct investments or indirect investments (e.g., investments in another Fund, derivatives, and synthetic instruments with economic characteristics similar to the underlying asset).

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Fund has established a policy with respect to the disclosure of the Fund's portfolio holdings. A description of this policy is provided in the Statement of Additional Information. Information regarding the Fund's portfolio holdings as of each month's end is made available to shareholders of the Trust, qualified potential shareholders as determined by GMO ("potential shareholders"), and their consultants or agents through a secured link on GMO's website approximately 2 days after month's end.

      Shareholders, potential shareholders, and their consultants and agents will be able to access the portfolio holdings of Funds in which the Fund invests when that information becomes available each month on GMO's website.

      To access this information on GMO's website
(http://www.gmo.com/america/strategies), shareholders, potential shareholders, and their consultants and agents must contact GMO to obtain a password and user name (to the extent they do not already have them) and enter into a confidentiality agreement with GMO and the Trust that permits the information to be used only for purposes determined by senior management of GMO to be in the best interest of the shareholders of the Fund to which the information relates. Beneficial owners of shares of the Trust who have invested in the Trust through a broker or agent should contact that broker or agent for information on how to obtain access to a Fund's portfolio holdings on the website.

      The Fund or GMO may suspend the posting of the portfolio holdings or modify its disclosure policy without notice to shareholders. Once posted, the Fund's portfolio holdings will remain available on the website until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date of those holdings.

                             HOW TO PURCHASE SHARES

      You may purchase the Fund's shares from the Trust on any day when the NYSE is open for business. In addition, certain brokers and agents are authorized to accept purchase and redemption orders on the Fund's behalf. These brokers and agents may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for purchasing Fund shares through them. For instructions on purchasing shares, call the Trust at (617) 346-7646, send an e-mail to SHS@GMO.com, or contact your broker or agent. The Trust will not accept a purchase request unless a completed GMO Trust Application is on file with GMO.

      PURCHASE POLICIES. An investor must submit a purchase request in good order to avoid having it rejected by the Trust or its agent. A purchase request is in good order if it includes:

            -     The name of the Fund being purchased;

            -     The dollar amount of shares to be purchased;

            - The date on which purchase is to be made (subject to receipt prior to the close of regular trading on that date);

            - The investor's name and/or the account number (if any) set forth with sufficient clarity to avoid ambiguity;



            - The signature of an authorized signatory as identified in the GMO Trust Application; and

            -     Payment in full (by check, wire, or securities).

                  - If payment is not received prior to the close of regular trading on the intended purchase date, the request may be rejected unless prior arrangements have been approved for later payment.

      If the purchase request is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the purchase price is the net asset value per share determined on that day (plus any applicable purchase premium) for the Fund shares to be purchased. If the purchase request is received after the close of regular trading on the NYSE, the purchase price is the net asset value per share determined on the next business day (plus any applicable purchase premium) for the Fund shares to be purchased unless the investor has instructed GMO Shareholder Services in writing to defer the purchase to another day. See "Purchase Premiums and Redemption Fees" for a discussion of the purchase premium charged by the Fund, including circumstances under which the purchase premium may be waived.

      The Trust and its agent reserve the right to reject any order. In addition, the Fund may temporarily or permanently close to some or all new subscriptions and/or additional investments from existing shareholders.

Minimum Investment Amounts. An investor must have assets with a market value of at least $5 million managed by GMO and its affiliates (including the proposed investment in the Fund) at the time of its initial investment in the Fund, at the close of business on the last business day of each calendar quarter, or at other times as determined by the Manager.

You should note:

- There is no minimum additional investment required to purchase additional shares of the Fund.

      - The Manager will make all determinations as to the aggregation of client accounts for purposes of determining eligibility.

- Eligibility requirements are subject to change upon notice to shareholders.

-     The Trust may waive eligibility requirements for certain accounts.

      The Fund may purchase shares of other GMO Funds after the close of regular trading on the NYSE (the "Cut-off Time") and receive the current day's price if the following conditions are met: (i) the Fund received a purchase request prior to the Cut-off Time on that day; and (ii) the purchases by the Fund of shares of the Fund are executed pursuant to an allocation predetermined by GMO prior to that day's Cut-off Time.

      SUBMITTING YOUR PURCHASE ORDER FORM. Completed purchase order forms can be submitted by MAIL or by FACSIMILE to the Trust at:

                                    GMO Trust
                   c/o Grantham, Mayo, Van Otterloo & Co. LLC
                                 40 Rowes Wharf
                           Boston, Massachusetts 02110
                            Facsimile: (617) 439-4192
                         Attention: Shareholder Services

      Call the Trust at (617) 346-7646 or send an e-mail to SHS@GMO.com to CONFIRM RECEIPT of your purchase order form. Do not send cash, checks or securities directly to the Trust. Purchase requests submitted by mail are "received" by the Trust when actually delivered to the Trust or its agent.

      Funding Your Investment. You may purchase shares:

      -     with cash (via wire transfer or check)

            - BY WIRE. Instruct your bank to wire the amount of your investment to:

              Investors Bank & Trust Company, Boston, Massachusetts
                                ABA#: 011-001-438
                              Attn: Transfer Agent
                     Credit: GMO Deposit Account 55555-4444
                Further credit: GMO Fund/Account name and number

            - BY CHECK. All checks must be made payable to the Fund or to GMO Trust. The Trust will not accept any checks payable to a third party which have been endorsed by the payee to the Trust. Mail checks to:

              By U.S. Postal Service:               By Overnight Courier:
           Investors Bank & Trust Company      Investors Bank & Trust Company
             GMO Transfer Agent MFD 23           GMO Transfer Agent MFD 23
                  P.O. Box 642                200 Clarendon Street, 16th Floor
              Boston, MA 02117-0642                   Boston, MA 02116

      -     by exchange (from another Fund of the Trust)

            - written instruction should be sent to GMO Shareholder Services at (617) 439-4192 (facsimile)

      -     in exchange for securities acceptable to the Manager

            - securities must be approved by the Manager prior to transfer to the Fund

            - securities will be valued as set forth under "Determination of Net Asset Value"

      -     by a combination of cash and securities

      No Fund will honor requests for purchases or exchanges by shareholders who are identified as engaging in frequent trading strategies, including market timing. Frequent trading strategies are generally strategies that involve repeated exchanges and/or purchases and redemptions (or redemptions and purchases) within a short period of time that may be disruptive to the efficient management of a Fund, materially increase portfolio transaction costs, dilute the value of shares held by long-term investors, or otherwise are considered to be harmful to a Fund and its shareholders, as reasonably determined by the Manager. Notwithstanding the foregoing, Domestic Bond Fund, Short-Duration Investment Fund, World Opportunity Overlay Fund, and Short-Duration Collateral Fund (offered through separate prospectuses), due to the nature of their investments, do not limit frequent trading.

      The Trustees have approved policies and procedures reasonably designed to detect and prevent frequent trading activity that is harmful to a Fund and its shareholders. There is no assurance that a Fund will be effective in identifying or preventing frequent trading activity in all instances, and the Fund does not automatically redeem shares that are the subject of a rejected exchange request.

      In addition to policies and procedures with respect to frequent transactions, the Trustees have adopted pricing policies that generally provide for the fair valuation of foreign equity securities on a daily basis, as described in "Determination of Net Asset Value" on page 18. The fair value pricing of foreign equity securities reduces the risk that frequent trading strategies could be used to take advantage of arbitrage opportunities resulting from the markets of certain foreign equity securities closing earlier than the time at which a Fund determines its NAV.

      Certain Funds may be distributed through financial intermediaries who submit net purchase and redemption orders to the Fund through omnibus accounts. These omnibus accounts will engage in frequent transactions due to the volume of underlying shareholder activity that each intermediary aggregates on a daily basis. Because the transactions transmitted through omnibus accounts will only represent net transactions through a particular intermediary, the Funds' ability to monitor for and prevent frequent trading strategies is limited and dependent upon the cooperation of the intermediary in enforcing the Funds' policies. The Fund reserves the right to terminate a particular shareholder's investment privileges or the sale of Fund shares through a particular intermediary at any time.

                              HOW TO REDEEM SHARES

      You may redeem the Fund's shares on any day when the NYSE is open for business. Redemption requests should be submitted to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption request should be processed through that broker or agent. The broker or agent may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for redeeming Fund shares through it. For instructions on redeeming shares, call the Trust at (617) 346-7646, send an e-mail to SHS@GMO.com, or contact your broker or agent.

      REDEMPTION POLICIES. An investor must submit a redemption request in good order to avoid having it rejected by the Trust or its agent. A redemption request is in good order if it includes:


            -     The name of the Fund being redeemed;

            - The number of shares or the dollar amount of shares to be redeemed;

            - The date on which redemption it to be made (subject to receipt prior to the close of regular trading on that date);

            - The investor's name and/or the account number set forth with sufficient clarity to avoid ambiguity;

            - The signature of an authorized signatory as identified in the GMO Trust Application; and

            - Wire instructions or registration address that match the wire instructions or registration address on file at GMO.

      If the redemption request is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the redemption price for the Fund shares to be redeemed is the net asset value per share determined on that day (less any applicable redemption fee). If the redemption request is received after the close of regular trading on the NYSE, the redemption price for the Fund shares being redeemed, is the net asset value per share determined on the next business day (less any applicable redemption fee) unless the investor has instructed GMO Shareholder Services in writing to defer the redemption to another day. The Fund's redemption fee applies to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). See "Purchase Premiums and Redemption Fees" for a discussion of the redemption fee charged by the Fund, including circumstances under which the fee may be waived.

      The Trust may take up to seven days to remit proceeds. Failure to provide the Trust with a properly authorized redemption request or otherwise satisfy the Trust as to the validity of any change to the wire instructions or registration address will result in a delay in processing a redemption request.

      If the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in-kind of securities held by the Fund instead of cash.

      If a redemption is made in cash:

      - payment will be made in federal funds transferred to the bank account designated in writing by an authorized signatory in the GMO Trust Application to purchase the Fund shares being redeemed

            - designation of one or more additional bank accounts or any change in the bank accounts originally designated in the GMO Trust Application must be made in writing by an authorized signatory according to the procedures in the GMO Trust Redemption Order Form

      - upon request, payment will be made by check mailed to the registration address (unless another address is specified according to the procedures in the GMO Trust Redemption Order Form).

      -     The Trust may take up to seven days to remit proceeds.

      If a redemption is made in-kind, it is important for you to note:

      - securities used to redeem Fund shares will be valued as set forth under "Determination of Net Asset Value"

      - securities distributed by the Fund will be selected by the Manager in light of the Fund's objective and generally will not represent a pro rata distribution of each security held in the Fund's portfolio

      - you may incur brokerage charges on the sale of any securities received as a result of an in-kind redemption

      - in-kind redemptions will be transferred and delivered by the Trust as directed in writing by an authorized person

      -     The Trust may take up to seven days to remit proceeds.

      The Fund may suspend the right of redemption and may postpone payment for more than seven days:

      -     if the NYSE is closed on days other than weekends or holidays

      -     during periods when trading on the NYSE is restricted

      - during an emergency which makes it impracticable for the Fund to dispose of its securities or to fairly determine the net asset value of the Fund

      - during any other period permitted by the SEC for the protection of investors.

      Pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust, the Trust has the right to redeem Fund shares held by a shareholder unilaterally at any time if at that time: (i) the shares of the Fund have an aggregate net asset value of less than an amount determined from time to time by the Trustees; or (ii) the shares of the Fund exceed a percentage of the outstanding shares of the Fund determined from time to time by the Trustees. The Trustees currently have not determined a minimum amount or a maximum percentage for the Fund.

      The Fund may redeem shares of the other GMO Funds after the Cut-off Time and receive the current day's price if the following conditions are met: (i) the Fund received a redemption request prior to the Cut-off Time on that day; and
(ii) the redemption of the shares of the other GMO Funds is executed pursuant to an allocation predetermined by GMO prior to that day's Cut-off Time.

      SUBMITTING YOUR REDEMPTION REQUEST. Redemption requests can be submitted by MAIL or by FACSIMILE to the Trust at the address/facsimile number set forth under "How to Purchase Shares - Submitting Your Purchase Order Form." Redemption requests submitted by mail are "received" by the Trust when actually delivered to the Trust or its agent. Call the Trust at (617)346-7646 or send an e-mail to SHS@GMO.com to CONFIRM RECEIPT of redemption requests.

                      PURCHASE PREMIUMS AND REDEMPTION FEES

      The Fund charges a purchase premium and redemption fee to shareholders purchasing or redeeming shares. Please refer to the "Fees and expenses" table for details regarding the purchase premium and redemption fee charged by the Fund.

      The purchase premium and redemption fee are paid to and retained by the Fund to help offset portfolio transaction costs caused by shareholder activity by allocating an estimate of such costs to the shareholder generating the activity. The purchase premium and redemption fee apply only to cash transactions. In-kind purchase and redemption transactions are not subject to the purchase premium and redemption fee except to the extent those transactions include a cash component. The redemption fee applies to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).

      WAIVER OF PURCHASE PREMIUMS/REDEMPTION FEES. If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee with respect to that portion. The Manager also may waive the purchase premium or redemption fee, as applicable, in extraordinary circumstances if the Fund will not incur transaction costs. Waivers are not available for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms.

      DETERMINATION OF LEVEL OF PURCHASE PREMIUMS/REDEMPTION FEES. The Fund's purchase premium and redemption fee is approximately equal to the weighted average of the purchase premiums and redemption fees, if any, of the underlying Funds in which the Fund is invested as of the date of this Prospectus.

      PERIODIC ADJUSTMENT OF PURCHASE PREMIUMS/REDEMPTION FEES. The purchase premium and redemption fee for the Fund may be adjusted from time to time to account for changes in the Fund's investments (i.e., changes in the percentage of Fund assets allocated to each underlying Fund). For information concerning the underlying Funds and securities in which those underlying Funds may invest, see the "Principal investment strategies" section for each underlying Fund in "Appendix A - Description of Underlying Funds" to this Prospectus.

                             DISTRIBUTIONS AND TAXES

      The policy of the Fund is to declare and pay distributions of its net income semi-annually. The Fund also intends to distribute net gains, whether from the sale of securities held by the Fund for not more than one year (i.e., net short-term capital gains) or from the sale of securities held by the Fund for more than one year (i.e., net long-term capital gains), at least annually. The Fund is treated as a separate taxable entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

      All dividends and/or distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash. There is no purchase premium on reinvested dividends or distributions. Shareholders may make this election by marking the appropriate box on the purchase order form, by writing to the Trust, or by notifying their broker or agent.

It is important for you to note:

      - For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than by how long a shareholder has owned shares in the Fund. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less are taxable to shareholders as ordinary income.

      - If the Fund has capital losses in excess of capital gains for any taxable year, these excess losses will carryover and offset capital gains in succeeding taxable years until either (a) the end of the eighth succeeding taxable year or (b) until such losses have been fully utilized to offset Fund capital gains, whichever comes first. The Fund's ability to utilize these losses in succeeding taxable years may be limited by reason of direct or indirect changes in the actual or constructive ownership of the Fund.

      - For taxable years beginning on or before December 31, 2008, distributions of investment income properly designated by the Fund as derived from "qualified dividend income" will be taxable to shareholders taxed as individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

      - Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under the federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. Shareholders should consult their tax advisers to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

      - Distributions by the Fund are taxable to a shareholder even if they are paid from income or gains earned by the Fund before that shareholder invested in the Fund (and accordingly such income or gains were included in the price the shareholder paid for the Fund's shares). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any gain resulting from a shareholder's sale, exchange, or redemption of Fund shares generally will be taxable to the shareholder as capital gain.

      - Foreign securities held by underlying Funds in which the Fund has invested may be subject to foreign withholding taxes on dividends, interest, or capital gains, which will decrease the Fund's yield. The foreign withholding tax rates applicable to an underlying Fund's investments in certain foreign jurisdictions may be higher if the underlying Fund has a significant number of non-U.S. shareholders than if it has fewer non-U.S. shareholders.

      - An underlying Fund's investment in foreign securities, foreign currencies, debt obligations issued or purchased at a discount, asset-backed and mortgage-backed securities, assets "marked to the market" for federal income tax purposes, and, potentially, so-called "indexed securities" (including inflation-indexed bonds) may increase or accelerate the underlying Fund's recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. These investments may, therefore, affect the timing or amount of the underlying Fund's distributions to the Fund (as a shareholder in the underlying Fund) and may cause the underlying Fund to liquidate other investments at a time when it is not advantageous to do so in order to satisfy the distribution requirements that apply to entities taxed as regulated investment companies.

      - An underlying Fund's use of derivatives and securities lending may increase the amount of taxes payable by the underlying Fund's shareholders, including the Fund to the extent it is invested in the underlying Fund.

      - The Fund's investment in other series of the GMO Trust, including the GMO Alternative Asset Opportunity Fund, GMO Emerging Country Debt Fund, GMO Short-Duration Collateral Fund, and GMO World Opportunity Overlay Fund or other regulated investment companies, could affect the amount, timing, and character of distributions. See "Taxes - Taxation Implications of Certain Investments" in the SAI.

      The above is a general summary of the principal federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents, or domestic corporations. You should consult your own tax advisers about the precise tax consequences of an investment in the Fund in light of your particular tax situation, including possible foreign, state, local, or other applicable taxes (including the federal alternative minimum tax). Please see the SAI for additional information regarding the tax aspects of investing in the Fund.

      For information on how you may be affected by the American Jobs Creation Act of 2004, including new rules for Fund distributions of gain attributable to "U.S. real property interests," see the SAI.

                  APPENDIX A - DESCRIPTION OF UNDERLYING FUNDS

      Following is information regarding certain of the underlying funds, as well as an excerpt from the GMO Trust Prospectus, dated June 30, 2004, as supplemented from time to time, which provides information about the remainder of the underlying Funds' investment objectives, investment programs, principal risks, performance and fees and expenses.

      GMO ALTERNATIVE ASSET OPPORTUNITY FUND. GMO Alternative Asset Opportunity Fund ("AAOF"), a portfolio of the Trust, is offered through a separate prospectus. Shares of AAOF are not publicly offered and are principally available only to other GMO Funds and certain accredited investors. AAOF is managed by GMO.

      AAOF pays an investment management fee to GMO at the annual rate of 0.45% of AAOF's average daily net assets. AAOF pays a shareholder service fee to GMO at the annual rate of 0.15% of AAOF's average daily net assets. In addition, the Manager has agreed to reimburse certain of AAOF's operating expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses (including legal fees) of the independent trustees of the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.45% of the Fund's average daily net assets.

      AAOF's investment objective is high total return. AAOF is not a "diversified" investment company within the meaning of the 1940 Act.

      AAOF seeks exposure to investment returns of commodities and, from time to time, other alternative asset classes (e.g., currencies). In pursuing its objective, AAOF will typically take both long and short positions in commodities. "Commodities" include a range of assets with tangible properties, including oil, natural gas, agricultural products (e.g., wheat, corn, and livestock), precious metals (e.g., gold and silver), industrial metals (e.g., copper), and softs (e.g., cocoa, coffee, and sugar).

      AAOF's investment program has two primary components. One component, intended to gain indirect exposure to the commodity markets, will normally consist of investments in swap agreements, exchange-traded and over-the-counter ("OTC") commodity futures and other commodity-linked derivative instruments, including commodity index options and options on futures. This component will normally have two subcomponents. One subcomponent will typically consist of investments in swap contracts on broad-based commodities indices. The purpose of these positions will be to gain and manage exposure to the Fund's benchmark. The second subcomponent will typically consist of active positions in commodity-related derivatives (expected to be primarily futures contracts). In taking these active positions, the Manager will apply three basic principles:
(i) commodity prices exhibit trends; (ii) return distributions in commodities are positively skewed; and (iii) commodity prices exhibit mean reversion. Investments in commodity-related derivatives will generally be made through a wholly-owned subsidiary organized as a Bermuda limited liability company. The wholly-owned subsidiary is expected to invest primarily in swap contracts on commodities indices, commodities futures contracts, other commodity-linked derivative instruments, U.S. and foreign fixed income securities of relatively high quality, and SDCF. AAOF also may invest in a wide variety of other exchange-traded and OTC derivative instruments that are not linked to the value of a commodity or other commodity-linked instrument (including financial futures, options, and swap contracts). In addition to its commodity-related investments, AAOF has the flexibility to invest without limitation in a range of currency-related investments, including currency futures and forwards and options on these instruments.

      The second component of AAOF's investment program will consist of investments in U.S. and foreign fixed income securities of relatively high quality. Normally, AAOF will make these investments by investing in SDCF. SDCF principally invests in government securities, corporate debt securities, residential and commercial mortgage-related securities and other asset backed securities, money market instruments, and commercial paper. The primary purpose of AAOF's fixed income investments is to provide a cash-like return and to serve as collateral for AAOF's derivative positions.

      The Manager uses proprietary research and models to identify trends in commodities. The factors considered by the Manager and the models used may change over time.

      AAOF's benchmark is a composite of the Dow Jones-AIG Commodity Index and the JP Morgan 3-Month Cash Index. The Dow Jones-AIG Commodity Index and JP Morgan 3-Month Cash Index each represent 50% of the composite benchmark. The Manager does not seek to manage risk relative to AAOF's benchmark. In addition, in constructing AAOF's portfolio, the Manager does not seek to match AAOF's portfolio composition to that of its benchmark, and AAOF's portfolio composition may differ significantly from that of its benchmark.

      GMO Funds investing in AAOF are subject to the risks associated with investments in commodities and related investments and the risks associated with investments in derivatives. The principal risks of an investment in AAOF include Commodities Risk, Derivatives Risk, Currency Risk, Credit and Counterparty Risk, Market Risk -- Fixed Income Securities, Leveraging Risk, Liquidity Risk, Non-Diversification Risk, Focused Investment Risk, and Management Risk. With respect to Management Risk, although the Manager manages other commodity-oriented accounts, the Manager has no prior experience managing a commodity-oriented mutual fund. In addition, AAOF's performance may be extremely volatile and investors in AAOF run the risk of potentially significant short-term fluctuations in the value of AAOF's shares. Shareholders of each GMO Fund investing in AAOF are indirectly exposed to these risks, in addition to all risks associated with their investment in the GMO Fund.


      GMO SHORT-DURATION COLLATERAL FUND. Short-Duration Collateral Fund ("SDCF"), a portfolio of the Trust, is offered through a separate prospectus. Shares of SDCF are not publicly offered and are principally available only to other GMO Funds and certain accredited investors. SDCF is managed by GMO, and is intended to provide an efficient means for (i) other GMO Funds to achieve exposure to assets they might otherwise acquire directly and (ii) the GMO Emerging Markets Fund, GMO Emerging Countries Fund, and GMO Emerging Markets Quality Fund to invest cash held by such Funds.


      SDCF does not pay any investment management or shareholder service fees to GMO. In addition, the Manager has agreed to reimburse certain of SDCF's operating expenses through at least June 30, 2005 (excluding fees and expenses (including legal fees) of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes).

      SDCF's investment objective is total return in excess of its benchmark, the J.P. Morgan U.S. 3-Month Cash Index. SDCF is not a ""diversified" investment company within the meaning of the 1940 Act.

      SDCF seeks to achieve its investment objective by investing primarily in relatively high quality, low volatility fixed income securities. In particular, SDCF may invest a substantial portion of its assets in asset-backed securities, such as securities backed by pools of credit card receivables, automobile loans, educational loans, home equity loans, bonds issued by corporate or sovereign obligors, loans made to a variety of corporate commercial and industrial loan customers of one or more lending banks, or a combination of these bonds and loans. SDCF may also invest in mortgage-related securities, government securities, corporate debt securities, money market instruments, reverse repurchase agreements, and repurchase agreements. The fixed income securities in which SDCF may invest include securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government) and a wide range of private issuers, and may have various interest rate, payment, and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. SDCF will invest primarily in investment-grade instruments (that is, instruments rated BBB- or above by Standard & Poor's, Baa3 or above by Moody's at the time of purchase, or comparable unrated securities). SDCF may continue to hold a security whose rating is downgraded to below-investment-grade status after purchase by SDCF.

      In selecting fixed income securities for SDCF's portfolio, the Manager employs fundamental investment techniques to identify bond investments with yield spreads that are high relative to other fixed income securities with similar durations. SDCF may also use derivative instruments, including options, futures, options on futures, forward currency contracts, and swap contracts. In addition to investing directly in fixed income securities, SDCF may gain indirect exposure to securities through the use of ""synthetic" bonds, which are created by the Manager by combining a futures contract, swap contract, or option on a fixed income security with cash, a cash equivalent, or another fixed income security.

      The Manager employs a variety of techniques to adjust the sensitivity of SDCF's value to changes in interest rates. This sensitivity is often measured by, and correlates strongly to, SDCF's portfolio duration. Under normal circumstances, the Manager expects that SDCF's dollar-weighted average portfolio duration will be 365 days or less. The Manager determines SDCF's dollar-weighted average portfolio duration by aggregating the durations of SDCF's individual holdings and weighting each holding based on its outstanding principal amount. Duration may be determined by traditional means or through empirical analysis, which may vary from traditional methods of calculating duration. Efforts are made to control exposure to interest rate volatility, and the Manager may do so by investing in bonds with longer maturities while hedging the interest rate exposure through the use of derivatives, resulting in a shorter effective duration. As a result, SDCF's dollar-weighted average portfolio maturity may be substantially longer than SDCF's dollar-weighted average portfolio duration. In addition, SDCF's resulting exposure to interest rates through the use of hedging may vary as compared to direct investment in bonds with shorter maturities, and the Manager's investment in longer-term bonds may expose SDCF to additional credit risk.

      GMO Funds investing in SDCF are subject to the risks associated with an investment in fixed income securities and related derivative instruments. The principal risks of an investment in SDCF include Market Risk I Fixed Income Securities, Liquidity Risk, Derivatives Risk, Non-Diversification Risk, Leveraging Risk, Credit and Counterparty Risk, Focused Investment Risk, and Management Risk. As a result, shareholders of each GMO Fund investing in SDCF are indirectly exposed to these risks, in addition to all risks associated with their investment in the GMO Fund.

      GMO SPECIAL PURPOSE HOLDING FUND. GMO Special Purpose Holding Fund ("SPHF") (formerly GMO Alpha LIBOR Fund), a portfolio of the Trust, is offered through a separate prospectus. Shares of SPHF are not publicly offered, and SPHF is presently closed to new investment.

      SPHF does not pay any investment management or shareholder service fees to GMO. In addition, the Manager has agreed to reimburse certain of SPHF's operating expenses through at least June 30, 2005 (excluding fees and expenses (including legal fees) of the independent trustees of the Trust, extraordinary, non-recurring and certain other unusual expenses (including taxes), and certain other expenses, to the extent applicable).

      SPHF's investment objective is total return. SPHF is not a ""diversified" investment company within the meaning of the Investment Company Act of 1940. As of the date of this Prospectus, SPHF's assets consist of an interest in a special purpose vehicle that holds defaulted asset-backed securities issued by NPF VI, Inc. and NPF XII, Inc., special purpose corporations organized by National Premier Financial Services, a subsidiary of National Century Financial Enterprises, claims against various parties arising out of the Fund's purchase of such securities, and cash and cash items.

      GMO Funds that hold shares in SPHF are subject to the risks associated with an interest in defaulted asset-backed securities. The principal risks of holding shares in SPHF include Litigation-Related Risk (risk that SPHF's interest in the special purpose vehicle may be of insufficient value to cover the Fund's losses and that any recovery may be used to offset costs associated with the litigation), Liquidity Risk, Non-Diversification Risk, Market Risk I Fixed Income Securities, Credit and Counterparty Risk, and Management Risk. As a result, shareholders of each GMO Fund holding shares in SPHF are indirectly exposed to these risks, in addition to all risks associated with their investment in the GMO Fund.

      GMO WORLD OPPORTUNITY OVERLAY FUND. GMO World Opportunity Overlay Fund ("WOOF"), a portfolio of the Trust, is offered through a separate prospectus. Shares of WOOF are not publicly offered and are principally available only to other GMO Funds and certain accredited investors.

      WOOF does not pay any investment management or shareholder service fees to GMO. In addition, the Manager has agreed to reimburse certain of WOOF's operating expenses through at least June 30, 2005 (excluding fees and expenses (including legal fees) of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes).

      WOOF's investment objective is high total return relative to its benchmark, the J.P. Morgan U.S. 3-Month Cash Index, which is independently maintained and published by J.P. Morgan. The Index measures the total return performance of three-month euro-currency deposits in the United States. WOOF is not a "diversified" investment company within the meaning of the 1940 Act.

      WOOF's investment program has two principal components. One component consists mainly of investments in derivatives - primarily, interest rate swap contracts - through which the Manager seeks to exploit misvaluations in world interest rates. The other component consists mainly of investments in U.S. and foreign fixed income securities of relatively high quality. The Manager seeks to achieve WOOF's objective of outperforming its benchmark primarily through returns on WOOF's derivatives positions. The primary purpose of WOOF's fixed income investments is to provide a cash-like return, and to serve as collateral with respect to its derivative positions.

      The Manager employs proprietary quantitative techniques to seek to identify and estimate the relative misvaluation of interest rates within and across world bond markets. In selecting fixed income securities for the Fund's portfolio, the Manager employs fundamental and proprietary research techniques to seek to identify bond investments with yield spreads that are high relative to other fixed income securities with similar credit quality and average lives.

      GMO Funds investing in WOOF are subject to the risks associated with investments in derivatives. The principal risks of an investment in WOOF include Management Risk, Derivatives Risk, Credit and Counterparty Risk, Liquidity Risk, Market Risk - Fixed Income Securities and Related Derivatives, Leveraging Risk, Focused Investment Risk, Non-Diversification Risk, Foreign Investment

Risk, and Currency Risk. As a result, shareholders of each GMO Fund investing in WOOF are indirectly exposed to these risks, in addition to all risks associated with their investment in the GMO Fund.

      Additional information on SDCF, SPHF, and WOOF is set forth in separate prospectuses.

                               U.S. EQUITY FUNDS
 GMO U.S. CORE FUND
                                                    Fund Inception Date: 9/18/85

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in larger capitalized U.S. companies to gain broad exposure to the U.S. equity market. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to the U.S.

     The Manager uses proprietary research and multiple quantitative models to seek out stocks it believes are undervalued as well as stocks it believes have improving fundamentals. Generally, these stocks are out of favor with investors and currently trading at prices below what the Manager believes to be their true fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the Manager and the models used may change over time.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the S&P 500 Index, an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (e.g., risk that the market may not recognize the values of securities purchased by the Fund, causing their prices to decline or fail to approach the values that the Manager anticipates), Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty).

 GMO U.S. QUALITY EQUITY FUND
                                                     Fund Inception Date: 2/6/04

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in larger capitalized U.S. companies. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments tied economically to the U.S. The Fund typically holds between 40-80 stocks.

     The Manager uses proprietary quality models to evaluate an issuer's quality score based on several factors, including, but not limited to, expected earnings volatility (actual historical volatility and current volatility as measured by the disparity among analysts' current estimates), profits (return on equity), and operational and financial leverage (amount of fixed operating costs together with total outstanding debt in relation to equity).

     The Manager also uses proprietary research and multiple quantitative models to seek out stocks it believes are undervalued and stocks it believes have improving fundamentals. Generally, these stocks are out of favor with investors and currently trading at prices below what the Manager believes to be their true fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the Manager and the models used may change over time.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the S&P 500 Index, an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Non-Diversification Risk - The Fund is non-diversified, which means it is allowed to invest in a relatively small number of securities. Because the Fund may invest a greater percentage of its assets in the securities of a single issuer than if it were diversified, a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (e.g., risk that the market may not recognize the values of securities purchased by the Fund, causing their prices to decline or fail to approach the values that the Manager anticipates), Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty).

 GMO VALUE FUND
                                                   Fund Inception Date: 11/13/90

INVESTMENT OBJECTIVE
     Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in companies whose stocks are included in the Russell 1000 Index, or in companies with size and value characteristics similar to those of companies with stocks in the Index.

     The Manager uses proprietary quantitative models to identify an initial group of stocks trading at prices below what the Manager believes to be their true fundamental value. The Manager then applies traditional fundamental analysis to evaluate a potential issuer's financial, operational, and management strength. The Manager evaluates the resulting stock selection in light of its analysis of the attractiveness of sectors and industries and tilts the final portfolio accordingly.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 1000 Value Index, which measures the performance of stocks included in the Russell 1000 Index (a large capitalization U.S. stock index) with lower price-to-book ratios and lower forecasted growth values, and which is independently maintained and published by the Frank Russell Company.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of those companies, such that the price of their securities may decline or may not approach the value that the Manager anticipates.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

 GMO INTRINSIC VALUE FUND
                                                     Fund Inception Date: 8/2/99

INVESTMENT OBJECTIVE
     Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and value characteristics similar to those of companies with stocks in the Index.

     The Manager uses proprietary research and multiple quantitative models to seek out stocks it believes are undervalued and have improving fundamentals. Generally, these stocks are trading at prices below what the Manager believes to be their true fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the Manager and the models used may change over time.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 1000 Value Index, which measures the performance of stocks included in the Russell 1000 Index (a large capitalization U.S. stock index) with lower price-to-book ratios and lower forecasted growth values, and which is independently maintained and published by the Frank Russell Company.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of those companies, such that the price of their securities may decline or may not approach the value that the Manager anticipates.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

 GMO GROWTH FUND
                                                   Fund Inception Date: 12/30/88

INVESTMENT OBJECTIVE
     Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index.

     The Manager uses proprietary research and multiple quantitative models to identify stocks it believes have improving fundamentals. The Manager then narrows the selection to those stocks it believes have growth characteristics and are undervalued. Generally, these growth stocks are trading at prices below what the Manager believes to be their true fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the Manager and the models used may change over time.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 1000 Growth Index, which measures the performance of stocks included in the Russell 1000 Index (a large capitalization U.S. stock index) with higher price-to-book ratios and higher forecasted growth values, and which is independently maintained and published by the Frank Russell Company.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Market Risk - Growth Securities - Certain equity securities ("growth securities") are purchased primarily because the Manager believes that they will experience relatively rapid earnings growth. These securities typically trade at higher multiples of current earnings than other types of stock. Growth securities are often more sensitive to market fluctuations, since their market prices tend to place greater emphasis on future earnings expectations.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

 GMO SMALL CAP VALUE FUND
                                                   Fund Inception Date: 12/31/91

INVESTMENT OBJECTIVE
     Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar to those of companies with stocks in the Index ("small cap companies"). As of May 31, 2004, the average market capitalization of companies in the Russell 2500 universe was approximately $2 billion; the median market capitalization was approximately $637 million; and the capitalization of the largest company was approximately $6.9 billion. Under normal circumstances, the Fund invests at least 80% of its assets in securities of small cap companies.

     The Manager uses proprietary research and multiple quantitative models to identify small cap company stocks it believes are undervalued and have improving fundamentals. Generally, these stocks are trading at prices below what the Manager believes to be their true fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks) and industry and sector weights. The factors considered by the Manager and the models used may change over time.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 2500 Value Index, which measures the performance of stocks included in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values, and which is independently maintained and published by the Frank Russell Company.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Smaller Company Risk - The securities of companies with smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of those companies, such that the price of their securities may decline or may not approach the value that the Manager anticipates.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), and Liquidity Risk (e.g., difficulty in selling Fund investments).

 GMO SMALL CAP GROWTH FUND
                                                   Fund Inception Date: 12/31/96

INVESTMENT OBJECTIVE
     Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar to those of companies with stocks in the Index ("small cap companies"). As of May 31, 2004, the average market capitalization of companies in the Russell 2500 universe was approximately $2 billion; the median market capitalization was approximately $637 million; and the capitalization of the largest company was approximately $6.9 billion. Under normal circumstances, the Fund invests at least 80% of its assets in investments in small cap companies.

     The Manager uses proprietary research and multiple quantitative models to identify small cap company stocks it believes have improving fundamentals. The Manager then narrows the selection to small cap company stocks it believes have growth characteristics and are undervalued. Generally, these growth stocks are trading at prices below what the Manager believes to be their true fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks) and industry and sector weights. The factors considered by the Manager and the models used may change over time.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 2500 Growth Index, which measures the performance of stocks included in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values, and which is independently maintained and published by the Frank Russell Company.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Smaller Company Risk - The securities of companies with smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Market Risk - Growth Securities - Certain equity securities ("growth securities") are purchased primarily because the Manager believes that they will experience relatively rapid earnings growth. These securities typically trade at higher multiples of current earnings than other types of stock. Growth securities are often more sensitive to market fluctuations, since their market prices tend to place greater emphasis on future earnings expectations.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in selling Fund investments), and Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

 GMO REAL ESTATE FUND
                                                    Fund Inception Date: 5/31/96

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in companies whose stocks are included in the Morgan Stanley REIT Index, or in companies with characteristics similar to those of companies with stocks in the Index. Under normal circumstances, the Fund will invest at least 80% of its assets in real estate investment trusts ("REITs") and other real estate-related investments.

     REITs are managed vehicles that invest in real estate or real estate-related companies. The Manager defines real estate-related investments as investments by the Fund in companies whose principal activity involves the development, ownership, construction, management, or sale of real estate, companies with significant real estate holdings, and companies that provide products or services related to the real estate industry. The Fund typically invests in equity REITs and real estate-related operating companies which own real estate directly; mortgage REITs, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of both equity REITs and mortgage REITs.

     The Manager uses proprietary research and multiple quantitative models to identify stocks that are trading at prices below what the Manager believes to be their true fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks) and market capitalization. The factors considered by the Manager and the models used may change over time.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Morgan Stanley REIT Index, an independently maintained and published equity real estate index.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Real Estate Risk - Real-estate related securities may decline in value in light of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The value of real estate may also be affected by changes in interest rates, management of insurance risks, and social and economic trends. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and/or to maintain exempt status under the Investment Company Act of 1940. Because a fundamental policy of the Fund is to concentrate its assets in real estate-related securities, the value of the Fund's portfolio can be expected to change in light of factors affecting the real estate industry and may fluctuate more widely than the value of a portfolio that consists of securities of companies in a broader range of industries.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Focused Investment Risk - Focusing investments in industries with high positive correlations to one another creates additional risk. This risk is particularly pronounced for the Fund, which makes substantial investments in real estate-related securities, making the Fund more susceptible to economic, market, political, and other developments affecting real estate-related industries.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (e.g., risk that the market may not recognize the values of securities purchased by the Fund, causing their prices to decline or fail to approach the values that the Manager anticipates), Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

                           INTERNATIONAL EQUITY FUNDS
 GMO INTERNATIONAL DISCIPLINED EQUITY FUND
                                                    Fund Inception Date: 1/29/02

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically invests in a diversified portfolio of equity investments from developed markets outside the U.S. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.

     The Manager uses proprietary research and multiple quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

     - Stocks - valuation, firm quality, and improving fundamentals;

     - Countries - stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and

     - Currencies - export and producer price parity, balance of payments, interest rate differential, and relative strength of currencies.

     The factors considered by the Manager and the models used may change over time. In using these models to construct the Fund's portfolio, the Manager expects that stock selection will reflect a slight bias for value stocks over growth stocks. The Manager seeks to manage the Fund's exposure to market capitalization categories (e.g., small cap, medium cap, and large cap) relative to the Fund's benchmark.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

BENCHMARK
     The Fund's benchmark is the MSCI EAFE Index (Europe, Australasia, and Far
East), a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (e.g., risk that the market may not recognize the values of securities purchased by the Fund, causing their prices to decline or fail to approach the values the Manager anticipates), Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty).

 GMO INTERNATIONAL INTRINSIC VALUE FUND
                                                    Fund Inception Date: 3/31/87

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically invests in a diversified portfolio of equity investments from developed markets outside the U.S.

     The Manager uses proprietary research and multiple quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

     - Stocks - valuation, firm quality, and improving fundamentals;

     - Countries - stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and

     - Currencies - export and producer price parity, balance of payments, interest rate differential, and relative strength of currencies.

     The factors considered by the Manager and the models used may change over time. In using these models to construct the Fund's portfolio, the Manager expects that stock selection will reflect a significant bias for value stocks over growth stocks.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

BENCHMARK
     The Fund's benchmark is the S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Value Style Index, an independently maintained and published index composed of stocks in the EPAC regions of the PMI that have a value style. The PMI is the large-capitalization stock component of the S&P/Citigroup Broad Market Index ("BMI")(which includes listed shares of companies from developed and emerging market countries with a total available market capitalization of at least the local equivalent of USD100 million), representing the top 80% of available capital of the BMI in each country and including about 25% of the BMI issues.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of those companies, such that the price of their securities may decline or may not approach the value that the Manager anticipates.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund) and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty).

 GMO INTERNATIONAL GROWTH FUND
                                                   Fund Inception Date: 11/30/01

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically invests in a diversified portfolio of equity investments from the world's developed markets outside the U.S.

     The Manager, using proprietary research and multiple quantitative models, seeks to add value by capitalizing on inefficiencies it perceives in the pricing of growth stocks. The Manager applies quantitative and fundamental investment principles to select growth stocks it believes have improving fundamentals and prices that reflect the relevant market's discount to their franchise value. The Manager maintains diversification across countries, and tilts the Fund's portfolio in favor of countries that the Manager believes have the highest growth prospects or that the Manager believes are most undervalued. The Manager also considers factors that may influence the growth potential of a particular country, such as currency valuation. The factors considered by the Manager and the models used may change over time.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use exchange-traded and over-the-counter derivatives and related instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

BENCHMARK
     The Fund's benchmark is the S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Growth Style Index, an independently maintained and published index composed of stocks in the EPAC regions of the PMI that have a growth style. The PMI is the large-capitalization stock component of the S&P/Citigroup Broad Market Index ("BMI") (which includes listed shares of companies from developed and emerging market countries with a total available market capitalization of at least the local equivalent of USD100 million), representing the top 80% of available capital of the BMI in each country and including about 25% of the BMI issues.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Market Risk - Growth Securities - Certain equity securities ("growth securities") are purchased primarily because the Manager believes that they will experience relatively rapid earnings growth. These securities typically trade at higher multiples of current earnings than other types of stock. Growth securities are often more sensitive to market fluctuations, since their market prices tend to place greater emphasis on future earnings expectations.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty).

 GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND      Fund Inception Date: 6/30/95

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests to varying extents in other GMO Funds ("underlying Funds"), including International Disciplined Equity Fund, International Intrinsic Value Fund, and International Growth Fund. Under normal circumstances, the Fund will invest at least 80% of its assets in equity investments.

     The Manager allocates the Fund's assets among the underlying Funds based on its analysis of the relative attractiveness of value versus growth investing styles. The Manager uses proprietary research and multiple quantitative models to measure the discount at which value stocks trade relative to growth stocks generally, as well as to analyze the predicted returns of the two styles in the markets. The Manager also creates forecasted returns for currencies, considering factors such as relative valuations, export and producer price parity, balance of payments, and interest rates.

     The Manager will look at the underlying Funds' holdings to measure base currency exposure and then attempt to hedge at least 70% of the foreign currency exposure in the underlying Funds' investments back to the U.S. dollar. While the Fund's benchmark is fully hedged, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund intends to (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts.

BENCHMARK
     The Fund's benchmark is the MSCI EAFE Index (Europe, Australasia, and Far
East) (Hedged), a large capitalization international stock index that is currency-hedged into U.S. dollars, which is independently maintained and published by Morgan Stanley Capital International.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying Funds; for a more complete discussion of these risks, see "Description of Principal Risks."

- Fund of Funds Risk - Because the Fund invests in underlying Funds, the most significant risk of an investment in the Fund is the risk that those Funds will not perform as expected or will underperform other similar funds. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.

- Market Risk - Equity Securities - Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund and the underlying Funds do not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects underlying Funds to unpredictable declines in the value of their investments, as well as periods of poor performance.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives may be particularly pronounced because the Fund makes frequent use of currency forwards.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect an underlying Fund's foreign investments.

- Liquidity Risk - The underlying Funds' ability to sell securities may be adversely affected by market size or legal restrictions.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (e.g., risk that the market may not recognize the values of securities purchased by the underlying Funds, causing their prices to decline or fail to approach the values that the Manager anticipates), Market
Risk - Growth Securities (e.g., risk that the market prices of securities purchased by the underlying Funds, which place greater emphasis on future earnings expectations, will be more sensitive to general market movements), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Currency Risk (e.g., risk that fluctuations in value of non-dollar denominated investments may adversely affect the U.S. dollar value of the Fund's investments), and Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

 GMO FOREIGN FUND
                                                    Fund Inception Date: 6/28/96

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in non-U.S. companies, including the companies in developed and emerging markets listed in the MSCI database (approximately 4,000 companies). Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to countries outside the U.S.

     - Stock selection - The Manager employs a disciplined quantitative screening process combined with fundamental insights on the markets to analyze issuers and country economics. The Manager separates companies with valuations it believes are deservedly low from those that it believes represent investment opportunities. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. Company visits by the Manager to evaluate management and production facilities are an integral part of the investment process.

     - Country selection - Overweightings and underweightings of the Fund's country selections relative to its benchmark are determined by a cumulative quantitative value score for each country together with the Manager's evaluation of the country's fundamentals.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may be exposed to emerging markets, but these investments will generally comprise 10% or less of the Fund's assets. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swaps, to adjust its foreign currency exposure.

BENCHMARK
     The Fund's benchmark is the MSCI EAFE Index (Europe, Australasia, and Far
East), a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of those companies, such that the price of their securities may decline or may not approach the value that the Manager anticipates.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's emerging markets investments.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Fund because it makes emerging market investments, which are not widely traded and which may be subject to purchase and sale restrictions.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified) and Smaller Company Risk (e.g., magnified market risk and liquidity risk from investments in companies with smaller capitalizations).

 GMO FOREIGN SMALL COMPANIES FUND                   Fund Inception Date: 6/30/00

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in companies located or doing business outside of the U.S. that are in the smallest 30% of companies in a particular country as measured by total market capitalization ("small companies"). Under normal circumstances, the Fund invests at least 80% of its assets in securities of small companies that are tied economically to countries outside the U.S. The market capitalization range of investments held by the Fund is generally within the market capitalization range of companies in the Fund's benchmark.

     - Stock selection - The Manager employs a disciplined quantitative screening process combined with fundamental insights on the markets to analyze issuers and country economics. The Manager separates companies with valuations it believes are deservedly low from those that it believes represent investment opportunities. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. Company visits by the Manager to evaluate management and production facilities are an integral part of the investment process.

     - Country selection - Overweightings and underweightings of the Fund's country selections relative to its benchmark are determined by a cumulative quantitative value score for each country together with the Manager's evaluation of the country's fundamentals.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may be exposed to emerging markets, but these investments will generally comprise 10% or less of the Fund's assets. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swaps, to adjust its foreign currency exposure.

BENCHMARK
     The Fund's benchmark is the S&P/Citigroup Extended Market Index ("EMI") World ex-U.S. Index, an independently maintained and published index that is the small capitalization stock component of the S&P/Citigroup Broad Market Index ("BMI"). The BMI includes listed shares of companies from developed and emerging market countries with a total available market capitalization of at least the local equivalent of USD100 million. The EMI represents the bottom 20% of available capital of the BMI in each country and includes 75% of the BMI issues. The S&P/Citigroup EMI World ex-U.S. Index excludes the stocks of U.S. companies included in the BMI.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Smaller Company Risk - The securities of companies with smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of those companies, such that the price of their securities may decline or may not approach the value that the Manager anticipates.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Fund because it makes investments in companies with smaller market capitalizations and because it makes emerging market investments, which are not widely traded and which may be subject to purchase and sale restrictions.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's emerging markets investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty).

 GMO INTERNATIONAL SMALL COMPANIES FUND            Fund Inception Date: 10/14/91

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in non-U.S. companies whose stocks are included in the MSCI database (including companies in developed and emerging countries) that fall within the bottom 70% of companies within their country when ranked by market capitalization ("small companies"). Under normal circumstances, the Fund invests at least 80% of its assets in securities of small companies.

     The Manager uses proprietary research and multiple quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

     - Stocks - valuation, firm quality, and improving fundamentals;

     - Countries - stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and

     - Currencies - export and producer price parity, balance of payments, interest rate differential, and relative strength of currencies.

     The factors considered by the Manager and the models used may change over time. In using these models to construct the Fund's portfolio, the Manager expects that stock selection will be tilted toward value stocks and away from growth stocks.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may be exposed to emerging markets, but these investments will generally comprise 10% or less of the Fund's assets. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure;
(ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

BENCHMARK
     The Fund's benchmark is the S&P/Citigroup Extended Market Index ("EMI") World ex-U.S. Index, an independently maintained and published index, which is the small capitalization stock component of the S&P/Citigroup Broad Market Index ("BMI"). The BMI includes listed shares of companies from developed and emerging market countries with a total available market capitalization of at least the local equivalent of USD100 million. The EMI represents the bottom 20% of available capital of the BMI in each country and includes 75% of the BMI issues. The S&P/Citigroup EMI World ex-U.S. Index excludes the stocks of U.S. companies included in the BMI.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Smaller Company Risk - The securities of companies with smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's emerging markets investments.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Fund because it makes investments in companies with smaller market capitalizations and because it makes emerging market investments, which are not widely traded and which may be subject to purchase and sale restrictions.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (e.g., risk that the market may not recognize the values of securities purchased by the Fund, causing their prices to decline or fail to approach the values the Manager anticipates), Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty).

 GMO EMERGING MARKETS QUALITY FUND                 Fund Inception Date: 02/18/98

INVESTMENT OBJECTIVE

     Broad exposure to the higher quality companies in emerging markets.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies whose stocks are traded in the securities markets of emerging countries in Asia, Latin America, the Middle East, Africa, and Europe.

     The Manager uses proprietary quality models to evaluate an issuer's quality score based on several factors, which may include, but are not limited to, expected earnings volatility (actual historical volatility and current volatility as measured by the disparity among analysts' current estimates), profits (return on equity), and operational and financial leverage (amount of fixed operating costs together with total outstanding debt in relation to equity). The Manager typically selects issuers from among quality companies in each country in which the Fund invests. The Fund's allocation to emerging market countries may be over- or underweight with respect to the benchmark.

     The factors considered by the Manager and the models used may change over time. The Fund's portfolio is constructed so as typically to have more liquidity than the portfolio of the GMO Emerging Markets Fund (another series of GMO Trust, which is offered through a separate prospectus), and the Fund invests in stocks that the Manager believes to be of higher quality than the average stock in the benchmark. The Fund typically will be less "actively" managed than, for example, GMO Emerging Markets Fund. The Manager seeks to manage the Fund with low portfolio turnover and low tracking error relative to the benchmark.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, warrants, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund.

BENCHMARK

     The Fund's benchmark is the S&P/IFCI (Investable) Composite Index, which is independently maintained and published by Standard & Poor's and is a market capitalization weighted index of the performance of securities traded on stock exchanges of 22 different emerging market countries, calculated on a total return basis.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's emerging market investments.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Fund because it primarily makes emerging market investments, which are not widely traded and which may be subject to purchase and sale restrictions.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies or related derivative instruments. To the extent the Fund hedges currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (e.g., risk that the market may not recognize the values of securities purchased by the Fund, causing their prices to decline or fail to approach the values that the Manager anticipates), Derivatives Risk (e.g, use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Focused Investment Risk (e.g., increased risk from the Fund's focus on investments in emerging markets), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), and Management Risk (e.g., risk that the strategies and techniques of the Manager will fail to produce the desired results).

 GMO EMERGING COUNTRIES FUND                        Fund Inception Date: 8/29/97

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in companies whose stocks are traded in the securities markets of emerging countries in Asia, Latin America, the Middle East, Africa, and Europe. The Manager defines "emerging countries" as those not included in the MSCI EAFE Index, a developed markets index. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to emerging countries.

     The Manager uses proprietary research, multiple quantitative models, and fundamental analysis to evaluate and select individual countries and stocks. Country selection generally is the most significant factor affecting the Fund's performance relative to its benchmark. The Manager's evaluation and selection decisions for countries and stocks are based on several factors, including:

     - Countries - value, improving fundamentals, macroeconomic and currency models, market momentum, GDP trends, and a currency fair value model; and

     - Stocks - fair value, earnings and price momentum, earnings to price, book to price, and quality.

     The factors considered by the Manager and the models used may change over time. The Fund's portfolio is constructed to have more liquidity than the portfolio of the Emerging Markets Fund and has a value bias relative to many other traditional emerging market funds.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

BENCHMARK
     The Fund's benchmark is the S&P/IFCI (Investable) Composite Index, which is independently maintained and published by Standard & Poor's and is a market capitalization-weighted index of the performance of securities traded on stock exchanges of 22 different emerging countries, calculated on a total return basis.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's emerging countries investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Fund because it primarily makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (e.g., risk that the market may not recognize the values of securities purchased by the Fund, causing their prices to decline or fail to approach the values that the Manager anticipates), Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Focused Investment Risk (e.g., increased risk from the Fund's focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

 GMO DOMESTIC BOND FUND                             Fund Inception Date: 8/18/94

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund seeks exposure primarily to U.S. investment-grade bonds, including U.S. government securities and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), convertible bonds, and asset-backed securities of private issuers. Under normal circumstances, the Fund invests at least 80% of its assets in bond investments tied economically to the United States.

     The Fund achieves this exposure by primarily investing in shares of Short-Duration Collateral Fund ("SDCF"), directly in fixed income securities, and in exchange-traded and over-the-counter derivative instruments (including synthetic bonds). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local, and foreign governments). The Fund may also expose some of its assets to foreign credit, and may invest some of its assets in lower-rated securities.

     The Manager employs fundamental and proprietary research techniques and quantitative applications to identify bond investments the Manager believes are undervalued. The Manager considers issue-specific risk in the selection process.

     While not a principal consideration of the Manager, the Manager normally seeks to cause the duration of the Fund to approximate that of its benchmark (4.96 years as of 05/31/04). Certain investors may invest in the Fund for short-term purposes (e.g., pending investment in another GMO Fund) and, as a result, the Fund may be subject to short-term trading and related trading and other costs.

BENCHMARK
     The Fund's benchmark is the Lehman Brothers U.S. Government Bond Index, an independently maintained and published U.S. government bond index.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund has additional market risk through its investments in asset-backed securities.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Liquidity Risk (e.g., difficulty in selling Fund investments), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Leveraging Risk (e.g., magnified risks from use of derivatives), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty).

 GMO CORE PLUS BOND FUND                            Fund Inception Date: 4/30/97

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund seeks exposure primarily to U.S. investment-grade bonds (including U.S. government securities and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and asset-backed securities issued by private issuers), with additional return sought through exposure to foreign bond and currency markets. Under normal circumstances, the Fund invests at least 80% of its assets in bond investments.

     The Fund achieves U.S. bond market exposure by primarily investing in Short-Duration Collateral Fund ("SDCF"), synthetic bonds, and/or directly in U.S. government securities and other U.S. dollar-denominated fixed income securities (including investment-grade bonds, convertible bonds, collateralized bonds, and mortgage-backed securities of private issuers). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local, and foreign governments). The Fund also uses credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. The Fund may also expose some of its assets to below investment grade securities (also known as "junk bonds"), including up to 5% of the Fund's assets in the sovereign debt of emerging countries, generally by investing in Emerging Country Debt Fund ("ECDF") (see page A-26 for a discussion of ECDF).

     The Manager employs fundamental and proprietary research techniques and quantitative applications to measure the relative values of the bond and currency markets and to determine currency and country allocations. The Fund takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. The Fund may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

     While not a principal consideration of the Manager, the Manager normally seeks to maintain the Fund's portfolio duration within 2 years of the benchmark's duration (4.83 years as of 05/31/04).

BENCHMARK
     The Fund's benchmark is the Lehman Brothers U.S. Aggregate Bond Index, an independently maintained and published index comprised of U.S. fixed rate debt issues, having a maturity of at least one year and rated investment grade or higher.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund has additional market risk through its investments in asset-backed securities.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. To a significant extent, the Fund also uses credit default swaps, which can be difficult to value, highly susceptible to liquidity and credit risk, and subject to documentation risks (e.g., the parties may interpret contract terms differently). There is no assurance that credit default swaps will be effective or will have the desired result.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's emerging markets investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments.

- Credit and Counterparty Risk - Risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter ("OTC") derivatives contract, or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations. This risk is particularly pronounced for funds that invest in lower-rated fixed income securities or in OTC derivatives with longer durations, or that have greater exposure to any one counterparty.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Liquidity Risk (e.g., difficulty in selling Fund investments), and Leveraging Risk (e.g., magnified risks from use of derivatives). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

 GMO INTERNATIONAL BOND FUND                       Fund Inception Date: 12/22/93

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund seeks exposure primarily to countries whose bonds are included in the J.P. Morgan Non-U.S. Government Bond Index, to investment-grade bonds denominated in various currencies, including asset-backed securities and collateralized bonds issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), and to private issuers. Under normal circumstances, the Fund invests at least 80% of its assets in bond investments.

     The Fund achieves this exposure by primarily investing in Short-Duration Collateral Fund ("SDCF") and synthetic bonds (rather than by making direct investments). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local, and foreign governments). The Fund may expose some of its assets to below investment grade securities (also known as "junk bonds"), and may invest up to 5% of the Fund's assets in the sovereign debt of emerging countries, generally by investing in Emerging Country Debt Fund ("ECDF")(see page A-26 for a discussion of ECDF).

     The Manager employs fundamental and proprietary research techniques and quantitative applications to measure the relative values of the bond and currency markets and to determine currency and country allocations. The Fund takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. The Fund may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

     While not a principal consideration of the Manager, the Manager normally seeks to maintain the Fund's portfolio duration within 2 years of the benchmark's duration (5.78 years as of 05/31/04).

BENCHMARK
     The Fund's benchmark is the J.P. Morgan Non-U.S. Government Bond Index, an independently maintained and published index composed of non-U.S. government bonds with maturities of one year or more.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund has additional market risk through its investments in asset-backed securities.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives may be particularly pronounced because the Fund creates "synthetic" bonds to replace direct investments.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's emerging markets investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Liquidity Risk (e.g., difficulty in selling Fund investments), Leveraging Risk (e.g., magnified risks from use of derivatives), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

 GMO CURRENCY HEDGED INTERNATIONAL BOND FUND        Fund Inception Date: 9/30/94

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund seeks exposure primarily to countries whose bonds are included in the J.P. Morgan Non-U.S. Government Bond Index ex-Japan, to investment-grade bonds denominated in various currencies, including collateralized bonds, mortgage-backed securities, and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), and to private issuers. Under normal circumstances, the Fund invests at least 80% of its assets in bond investments.

     The Fund achieves this exposure by primarily investing in Short-Duration Collateral Fund ("SDCF") and synthetic bonds (rather than by making direct investments). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local, and foreign governments). The Fund generally attempts to hedge at least 75% of its net foreign currency exposure back to the U.S. dollar. The Fund may also expose some of its assets to below investment grade securities (also known as "junk bonds"), and may invest up to 5% of the Fund's assets in the sovereign debt of emerging countries, generally by investing in Emerging Country Debt Fund ("ECDF") (see page A-26 for a discussion of ECDF).

     The Manager employs fundamental and proprietary research techniques and quantitative applications to measure the relative values of the bond and currency markets and to determine currency and country allocations. The Fund takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. The Fund may also use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

     While not a principal consideration of the Manager, the Manager normally seeks to maintain the Fund's portfolio duration within 2 years of the benchmark's duration (5.89 years as of 05/31/04).

BENCHMARK
     The Fund's benchmark is the J.P. Morgan Non-U.S. Government Bond Index (Hedged) (ex-Japan), an independently maintained and published index composed of non-U.S. government bonds (excluding Japanese government bonds) with maturities of one year or more that are currency hedged into U.S. dollars.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund has additional market risk through its investments in asset-backed securities.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives may be particularly pronounced because the Fund creates "synthetic" bonds to replace direct investments.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's emerging markets investments.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Leveraging Risk (e.g., magnified risks from use of derivatives), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Currency Risk (e.g., risk that fluctuations in value of non-dollar denominated investments may adversely affect the U.S. dollar value of the Fund's investments), Liquidity Risk (e.g., difficulty in selling Fund investments), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

 GMO GLOBAL BOND FUND                              Fund Inception Date: 12/28/95

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund seeks exposure primarily to countries whose bonds are included in the J.P. Morgan Global Government Bond Index, to investment-grade bonds denominated in various currencies, including collateralized bonds, mortgage-backed securities, and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), and to private issuers. Under normal circumstances, the Fund invests at least 80% of its assets in bond investments.

     The Fund achieves this exposure by primarily investing in Short-Duration Collateral Fund ("SDCF") and synthetic bonds (rather than by making direct investments). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local, and foreign governments). The Fund may also expose some of its assets to below investment grade securities (also known as "junk bonds"), and may invest up to 5% of the Fund's assets in the sovereign debt of emerging countries, generally by investing in Emerging Country Debt Fund ("ECDF") (see page A-26 for a discussion of ECDF).

     The Manager employs fundamental and proprietary research techniques and quantitative applications to measure the relative values of the bond and currency markets and to determine currency and country allocations. The Fund takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. The Fund may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

     While not a principal consideration of the Manager, the Manager normally seeks to maintain the Fund's portfolio duration within 2 years of the benchmark's duration (5.76 years as of 05/31/04).

BENCHMARK
     The Fund's benchmark is the J.P. Morgan Global Government Bond Index, an independently maintained and published index composed of government bonds of 13 developed countries, including the U.S., with maturities of one year or more.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund has additional market risk through its investments in asset-backed securities.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives may be particularly pronounced because the Fund creates "synthetic" bonds to replace direct investments.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's emerging markets investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Leveraging Risk (e.g., magnified risks from use of derivatives), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Liquidity Risk (e.g., difficulty in selling Fund investments), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

 GMO EMERGING COUNTRY DEBT FUND                     Fund Inception Date: 4/19/94

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests primarily in sovereign debt of emerging countries in Asia, Latin America, the Middle East, Africa, and Eastern Europe ("emerging countries"). Under normal circumstances, the Fund invests at least 80% of its assets in debt investments tied economically to emerging countries. Typical investments include, but are not limited to, sovereign debt (including Brady bonds and Euro bonds), bank loans to emerging countries, and debt issues of companies tied economically to emerging countries. The Fund may also invest in other U.S. and foreign securities, including government securities (including securities neither guaranteed nor insured by the U.S. government), corporate debt securities, and mortgage-related and asset-backed securities. Most of the Fund's holdings are typically below investment grade or, if unrated, deemed below investment grade by the Manager. The Fund may acquire or hold issues that are in default and therefore not making any payments of principal or interest. Generally, at least 75% of the Fund's assets are denominated in, or hedged into, U.S. dollars.

     The Manager emphasizes a "bottom-up" approach to examining and selecting emerging country securities, and uses advanced analytical techniques to seek to identify inefficiencies in the pricing of emerging country debt issues.

     In pursuing its investment strategy, the Fund may (but is not obligated to) use exchange-traded and over-the-counter ("OTC") derivative instruments, including options, futures, and swap contracts (including credit default swaps). The Fund uses credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

     While not a principal consideration of the Manager, the Manager normally seeks to cause the duration of the Fund to approximate that of its benchmark (5.76 years as of 05/31/04).

BENCHMARK

     The Fund's benchmark is the J.P. Morgan Emerging Markets Bond Index Global (EMBIG), an independently maintained and published index composed of debt securities of 31 countries.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's emerging countries investments.

- Credit and Counterparty Risk - Risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations. This risk is particularly pronounced for funds that invest in fixed income securities that are below investment grade or in OTC derivatives with longer durations, or that have greater exposure to any one counterparty. Because the Fund typically invests in securities that are of lesser quality than those in its benchmark, in volatile market conditions the percentage decline in the value of the Fund is likely to exceed that of its benchmark.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. To a significant extent, the Fund also uses credit default swaps, which can be difficult to value, highly susceptible to liquidity and credit risk, and subject to documentation risks (e.g., the parties may interpret contract terms differently). There is no assurance that credit default swaps will be effective or will have the desired result.

- Leveraging Risk - Because the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, the Fund may be leveraged in relation to its assets. Leverage may disproportionately increase the Fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Fund because it primarily makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Focused Investment Risk (e.g., increased risk from the Fund's focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Currency Risk (e.g., risk that fluctuations in value of non-dollar denominated investments may adversely affect the U.S. dollar value of the Fund's investments).

GMO SHORT-DURATION INVESTMENT FUND                  Fund Inception Date: 4/18/90

INVESTMENT OBJECTIVE
     Provide current income. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund seeks to provide current income to the extent consistent with the preservation of capital and liquidity. The Fund will have exposure primarily to securities issued or guaranteed by the U.S. government or its agencies and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), asset-backed securities issued by private issuers, high-quality prime commercial paper and master demand notes, high-quality corporate debt securities and high-quality debt securities backed by pools of commercial or consumer finance loans, repurchase agreements, and certificates of deposit, bankers' acceptances, and other bank obligations. The Fund may achieve this exposure indirectly by investing a substantial portion of its assets in Short-Duration Collateral Fund ("SDCF"). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high-quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local, and foreign governments). The Fund may also use derivatives. While the Fund invests in high-quality instruments, it may choose not to dispose of a security whose rating is lowered after purchase. As of June 14, 2004, approximately 0.48% of the Fund's net assets were invested (through an investment in Special Purpose Holding Fund ("SPHF")) in defaulted asset-backed securities whose valuation is more uncertain and volatile than the Fund's investments generally.

     The Manager uses fundamental investment techniques to select bonds with high relative yield spreads. Under normal circumstances, the Fund seeks to maintain a duration slightly longer than the three-month duration of the Fund's benchmark. It may do so by investing in bonds with longer maturities while hedging the interest rate exposure through the use of derivatives, resulting in a shorter effective duration. As a result, the Fund's dollar-weighted average portfolio maturity may be substantially longer than the Fund's dollar-weighted average portfolio duration. For an additional discussion of duration, see "Fixed Income Funds -- Duration." The Fund is NOT a money market fund and is not subject to the portfolio quality, maturity, and other requirements of money market funds. However, certain investors may invest in the Fund for short-term purposes (e.g., pending investment in another GMO Fund) and, as a result, the Fund may be subject to short-term trading and related trading and other costs.

BENCHMARK
     The Fund's benchmark is the Citigroup 3-Month Treasury Bill Index, an independently maintained and published short-term bill index.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund has additional market risk through its investments in asset-backed securities.

- Credit and Counterparty Risk - Risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), and Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

 GMO ALPHA ONLY FUND                                Fund Inception Date: 7/29/94
(formerly known as GMO Global Hedged Equity Fund)

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests primarily in shares of the GMO U.S. Equity Funds and GMO International Equity Funds (including the Emerging Markets Fund, Emerging Countries Fund, and Emerging Markets Quality Fund, which primarily make investments in emerging markets) (the "underlying Funds"), or directly in equity securities of the type invested in by these Funds. The Fund implements its strategy with either direct or indirect exposure to a combination of U.S., international, and emerging market equities.

     The Manager forecasts returns for a broad range of global asset classes (e.g., international equity, U.S. equity, and emerging markets) and sub-asset classes (e.g., small cap stocks in the international equity asset class and quality stocks in the U.S. equity and emerging equity asset classes), using quantitative applications to evaluate current economic and corporate fundamentals in relation to global market prices for each asset class over a rolling 7 year period. The Manager then compares the forecasted returns of the relevant sub-asset class to the individual asset class and seeks to invest in those sub-asset classes (hedging out the return of the overall asset class) that are expected to provide significant excess return when compared to the overall asset class.

     The U.S. equity portion of the portfolio is hedged using U.S. exchange-traded futures contracts, typically S&P 500 futures contracts or Russell Index Futures Contracts. The international equity portion of the portfolio is hedged using foreign exchange-traded futures contracts and swap contracts in which the Fund is obligated to pay the return of foreign markets in return for a U.S. dollar-based interest rate. The emerging market equity portion of the portfolio is hedged using U.S. and foreign exchange-traded futures and swap contracts in which the Fund is obligated to pay the return of foreign markets in return for a U.S. dollar-based interest rate.

     To the extent that the Fund's hedging positions are effective, the performance of the Fund is not expected to correlate with the movements of equity markets generally. Instead, it is expected to perform more like a short-term fixed income fund, with variation in return (alpha) resulting from the Manager's outperformance or underperformance relative to equity markets generally.

BENCHMARK
     The Fund's benchmark is the Citigroup 3-Month Treasury Bill Index, an independently maintained and published short-term bill index.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds; for a more complete discussion of these risks, see "Description of Principal Risks."

- Fund of Funds Risk - Because the Fund invests in underlying Funds, the most significant risk of an investment in the Fund is the risk that those Funds will not perform as expected or will underperform other similar funds. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.

- Market Risk - Equity Securities - Equity securities held by the Fund or underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The possibility that stock market prices in general will decline over short or extended periods subjects the Fund and underlying Funds to unpredictable declines in the value of their investments, as well as periods of poor performance.

- Derivatives Risk - The use of derivatives by the Fund or underlying Funds may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives may be particularly pronounced because the Fund may use derivatives to gain exposure to fixed income securities and foreign currencies.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's or an underlying Fund's foreign investments. These and other risks are greater for an underlying Fund's emerging markets investments.

     Other principal risks of an investment in the Fund include Liquidity Risk (e.g., difficulty in selling Fund or underlying Fund investments), Currency Risk (e.g., risk that fluctuations in value of non-dollar denominated investments of the Fund or of an underlying Fund may adversely affect the U.S. dollar value of the Fund's or an underlying Fund's investments), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Leveraging Risk (e.g., magnified risks from use of derivatives), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty of the Fund or of an underlying Fund).

 GMO INFLATION INDEXED BOND FUND                    Fund Inception Date: 3/31/97

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests primarily in securities that are indexed or otherwise "linked" to general measures of inflation in the country of issue. Under normal circumstances, the Fund invests at least 80% of its assets in inflation indexed bond investments. The Manager defines "inflation indexed bond investments" as instruments that are "linked" to general measures of inflation because their principal and/or interest components change with general movements of inflation in the country of issue.

     The Fund intends to invest directly in fixed income securities, including inflation indexed bonds issued by the U.S. and foreign governments (including securities neither guaranteed nor insured by the U.S. government) and corporate issues, and in shares of Short-Duration Collateral Fund ("SDCF"). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local, and foreign governments). The Fund may also expose some of its assets to below investment grade securities (also known as "junk bonds"), and may make use of synthetic bonds to implement its strategy.

     The Manager seeks to identify fixed income investments that, in the opinion of the Manager, represent favorable values relative to their market prices.

     While not a principal consideration of the Manager, the Manager normally seeks to cause the duration of the Fund to approximate that of its benchmark (8.66 years as of 05/31/04).

BENCHMARK
     The Fund's benchmark is the Lehman Brothers U.S. Treasury Inflation Notes Index, an independently maintained and published index of inflation indexed linked U.S. Treasury securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund has additional market risk through its investments in asset-backed securities and in debt securities paying no interest.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Liquidity Risk (e.g., difficulty in selling Fund investments), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Leveraging Risk (e.g., magnified risks from use of derivatives), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty).

                                    GMO TRUST

                             ADDITIONAL INFORMATION

      The Fund's SAI is available free of charge at http://www.gmo.com or by writing to GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect (617) 346-7646. The SAI contains more detailed information about the Fund and is incorporated by reference into this Prospectus, which means that it is legally considered to be part of this Prospectus.

      Investors can review and copy the Prospectus and SAI at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Other information about the Fund is available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

      Shareholders who wish to communicate with the Trustees must do so by mailing a written communication, addressed as follows: To the Attention of the Board of Trustees, c/o GMO Trust Chief Compliance Officer, 40 Rowes Wharf, Boston, MA 02110.

                              SHAREHOLDER INQUIRIES

                 Shareholders may request additional information
                          from and direct inquiries to:
                             Shareholder Services at
                     Grantham, Mayo, Van Otterloo & Co. LLC
                                 40 Rowes Wharf
                                Boston, MA 02110
                          1-617-346-7646 (CALL COLLECT)
                              1-617-439-4192 (FAX)
                                   SHS@GMO.com
                           website: http://www.gmo.com

                                   DISTRIBUTOR

                             Funds Distributor, Inc.
                          100 Summer Street, 15th Floor
                           Boston, Massachusetts 02110

                                        INVESTMENT COMPANY ACT FILE NO. 811-4347

                                    GMO TRUST

                     GMO STRATEGIC BALANCED ALLOCATION FUND
                 GMO WORLD OPPORTUNITIES EQUITY ALLOCATION FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                  May 29, 2005

This Statement of Additional Information is not a prospectus. It relates to the Prospectuses of the GMO Strategic Balanced Allocation Fund and the GMO World Opportunities Equity Allocation Fund (the "Funds") dated May 29, 2005, as amended from time to time thereafter (the "Prospectuses"), and should be read in conjunction therewith. Information from the Prospectuses and annual reports to shareholders is incorporated by reference into this Statement of Additional Information. The Prospectuses may be obtained free of charge from GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling GMO Trust collect at
(617) 346-7646.

                                TABLE OF CONTENTS

                                                                                    Page
                                                                                    ----
INVESTMENT OBJECTIVES AND POLICIES..............................................      2

FUND INVESTMENTS................................................................      2

DESCRIPTIONS AND RISKS OF FUND INVESTMENTS......................................      7

TRACKING ERROR..................................................................     45

USES OF DERIVATIVES.............................................................     35

INVESTMENT RESTRICTIONS.........................................................     45

DETERMINATION OF NET ASSET VALUE................................................     47

DISTRIBUTIONS...................................................................     47

TAXES...........................................................................     48

MANAGEMENT OF THE TRUST.........................................................     56

INVESTMENT ADVISORY AND OTHER SERVICES..........................................     66

PORTFOLIO TRANSACTIONS..........................................................     71

PROXY VOTING POLICIES AND PROCEDURES............................................     72

DISCLOSURE OF PORTFOLIO HOLDINGS................................................     72

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES................................     75

VOTING RIGHTS...................................................................     76

SHAREHOLDER AND TRUSTEE LIABILITY...............................................     77

APPENDIX A -- COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES

The GMO Strategic Balanced Allocation Fund and the GMO World Opportunities Equity Allocation Fund (each, a "Fund" and collectively, the "Funds") are series of GMO Trust (the "Trust"). The Trust is a "series investment company" that consists of separate series of investment portfolios (the "Series"), each of which is represented by a separate series of shares of beneficial interest. Each Series' manager is Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). Shares of the other Series of the Trust are offered pursuant to separate prospectuses and statements of additional information.

Throughout this Statement of Additional Information, it is noted that the Funds will typically make "investments" in a particular type of security or other asset. Investors should understand that when used in this Statement of Additional Information, the word "investments" includes both direct investments and indirect investments (e.g., investments in another Series of the Trust).

                       INVESTMENT OBJECTIVES AND POLICIES

The principal strategies and risks of investing in each Fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Funds may be changed without shareholder approval.

                                FUND INVESTMENTS

Each Fund is generally permitted (but not required) to make investments in shares of other Funds of the Trust;(1) securities (including certificates of deposit) issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States;(2) short-term paper;(3) and repurchase agreements. Each Fund may, however, make other types of investments provided such an investment is consistent with that Fund's investment objective and policies and that Fund's investment restrictions do not expressly prohibit it from so doing.

As stated above, each Fund is permitted to invest in other funds of the Trust ("underlying Funds"). These underlying Funds include GMO U.S. Core Fund, GMO U.S. Quality Equity Fund, GMO Value Fund, GMO Intrinsic Value Fund, GMO Growth Fund, GMO Small Cap Value Fund, GMO Small Cap Growth Fund, and GMO Real Estate Fund (collectively, the "U.S. Equity Funds"); GMO International Disciplined Equity Fund, GMO International Intrinsic Value Fund, GMO International Growth Fund, GMO Currency Hedged International Equity Fund, GMO Foreign Fund, GMO Foreign Small Companies Fund, GMO International Small Companies Fund, GMO Emerging Markets Quality Fund, and GMO Emerging Countries Fund (collectively, the "International Equity Funds"); GMO Domestic Bond Fund, GMO Core Plus Bond Fund, GMO International Bond Fund, GMO Currency Hedged International Bond Fund, GMO Global Bond Fund, GMO Emerging Country Debt Fund, GMO Short-Duration Investment Fund, GMO Alpha Only Fund, GMO Inflation Indexed Bond Fund, GMO Short-Duration Collateral Fund, and GMO World Opportunity Overlay Fund (collectively, the "Fixed Income Funds") and GMO Alternative Asset Opportunity Fund. The following chart indicates the types of investments that each underlying Fund is generally permitted (but not required) to make. An underlying Fund may, however, make other types of investments

-----------------
(1) For more information, see "Descriptions and Risks of Fund--
Investments-Investments in Other Investment Companies" herein.

(2) For more information, see "Descriptions and Risks of Fund Investments--U.S. Government Securities and Foreign Government Securities" herein.

(3) For more information, see "Descriptions and Risks of Fund Investments--Cash and Other High Quality Investments" herein.

provided such investments are consistent with the underlying Fund's investment objective and policies and the underlying Fund's investment restrictions do not expressly prohibit it from so doing.

                                                                                                             Small Small
                                                                        U.S.   U.S.         Intrinsic         Cap   Cap    Real
                                                                        Core  Quality Value   Value   Growth Value Growth Estate
                           U.S. EQUITY FUNDS                            Fund   EQUITY  Fund   Fund     Fund   Fund  Fund   Fund
---------------------------------------------------------------------  ------ ------- ----- --------- ------ ----- ------ ------
Domestic Equity Securities(4)                                            X       X      X       X       X      X     X      X
Foreign Investments--Foreign Issuers(2)                                                 X                                   X
Foreign Investments--Foreign Issuers (Traded on U.S. Exchanges)(2)       X       X      X       X       X      X     X      X
Foreign Investments--Emerging Market Issuers or Countries(2)
Securities Lending
Depository Receipts                                                      X       X      X       X       X      X     X      X
Convertible Securities                                                   X       X      X       X       X      X     X
Preferred Stocks                                                                 X      X                      X     X      X
Warrants and Rights                                                      X       X      X       X       X      X     X      X
Options and Futures                                                      X       X      X       X       X      X     X      X
Swap Contracts and Other Two-Party Contracts                             X       X      X       X       X      X     X      X
Foreign Currency Transactions
Repurchase Agreements                                                    X       X      X       X       X      X     X      X
Debt and Other Fixed Income Securities                                   X       X      X       X       X      X     X      X
Debt and Other Fixed Income Securities--Long and Medium Term             X       X              X       X      X     X
Corporate & Government Bonds(3)
Debt and Other Fixed Income Securities--Short-term Corporate &           X       X              X       X      X     X
Government Bonds(3)
Cash and Other High Quality Investments                                  X       X      X       X       X      X     X      X
U.S. Government Securities and Foreign Government Securities             X       X      X       X       X      X     X      X
Real Estate Investment Trusts ("REITS")                                  X       X      X       X       X      X     X      X
Mortgage-Backed Securities, Asset-Backed Securities, Collateralized                                                         X
Mortgage Obligations, and Collateralized Debt Obligations
Adjustable Rate Securities                                                                                                  X
Below Investment Grade Securities                                                                                           X
Brady Bonds
Euro Bonds
Zero Coupon Securities                                                                                                      X
Indexed Securities                                                                                                          X
Structured Notes
Firm Commitments and When-Issued Securities                                                                                 X
Loans, Loan Participations, and Assignments
Reverse Repurchase Agreements and Dollar Roll Agreements                                                                    X
Commodities
Illiquid Securities                                                       X      X      X       X       X      X     X      X
Investments in Other Investment Companies                                 X      X      X       X       X      X     X      X
Investments in Other Investment Companies--Shares of Other GMO
Trust Funds

---------------
(4) For more information, see, among other sections, "Descriptions of Principal Risks---Market Risk---Equity Securities" in the Prospectus.

(2) For more information, see, among other sections, "Descriptions of Principal Risks---Foreign Investment Risk" in the Prospectus.

(3) For more information, see, among other sections, "Descriptions of Principal Risk---U.S. Government Securities and Foreign Government Securities" herein.

                                                                                             Currency
                                                International International                   Hedged             Foreign
                                                 Disciplined    Intrinsic   International International           Small
                                                   Equity         Value         Growth        Equity    Foreign Companies
          INTERNATIONAL EQUITY FUND                 Fund          Fund           Fund          Fund      Fund     Fund
----------------------------------------------  ------------- ------------- ------------- ------------- ------- ---------
Domestic Equity Securities(5)                        X             X              X             X          X        X
Foreign Investments -- Foreign Issuers(2)            X             X              X             X          X        X
Foreign Investments -- Foreign Issuers
(Traded on U.S. Exchanges)(2)                        X             X              X             X          X        X
Foreign Investments -- Emerging Market Issuers
or Countries(2)                                                    X              X             X          X        X
Securities Lending
Depository Receipts                                  X             X              X             X          X        X
Convertible Securities                               X             X              X             X          X        X
Preferred Stocks                                     X             X              X             X          X        X
Warrants and Rights                                  X             X              X             X          X        X
Options and Futures                                  X             X              X             X          X        X
Swap Contracts and Other Two-Party Contracts         X             X              X             X          X        X
Foreign Currency Transactions                        X             X              X             X          X        X
Repurchase Agreements                                X             X              X             X          X        X
Debt and Other Fixed Income Securities               X             X              X             X          X        X
Debt and Other Fixed Income Securities --
Long and Medium Term Corporate & Government          X             X              X             X          X        X
Bonds(3)
Debt and Other Fixed Income Securities --
Short-term Corporate & Government Bonds(3)           X             X              X             X          X        X
Cash and Other High Quality Investments              X             X              X             X          X        X
U.S. Government Securities and Foreign
Government Securities                                X             X              X             X          X        X
Real Estate Investment Trusts ("REITS")              X             X              X             X                   X
Mortgage-Backed Securities, Asset-Backed
Securities, Collateralized Mortgage
Obligations, and Collateralized Debt
Obligations
Adjustable Rate Securities
Below Investment Grade Securities                                                                          X
Brady Bonds
Euro Bonds
Zero Coupon Securities
Indexed Securities
Structured Notes
Firm Commitments and When-Issued Securities
Loans, Loan Participations, and Assignments
Reverse Repurchase Agreements and Dollar Roll
Agreements
Commodities
Illiquid Securities                                  X             X              X             X          X        X
Investments in Other Investment Companies            X             X              X             X          X        X
Investments in Other Investment Companies --
Shares of Other GMO Trust Funds                                                                 X

                                                International Emerging
                                                    Small      Markets  Emerging
                                                  Companies    Quality Countries
          INTERNATIONAL EQUITY FUND                 Fund        Fund      Fund
----------------------------------------------  ------------- -------- ---------

Domestic Equity Securities(5)                         X          X        X
Foreign Investments -- Foreign Issuers(2)             X          X        X
Foreign Investments -- Foreign Issuers
(Traded on U.S. Exchanges)(2)                         X          X        X
Foreign Investments -- Emerging Market Issuers
or Countries(2)                                       X          X        X
Securities Lending
Depository Receipts                                   X          X        X
Convertible Securities                                X          X        X
Preferred Stocks                                      X          X        X
Warrants and Rights                                   X          X        X
Options and Futures                                   X          X        X
Swap Contracts and Other Two-Party Contracts          X          X        X
Foreign Currency Transactions                         X          X        X
Repurchase Agreements                                 X          X        X
Debt and Other Fixed Income Securities                X          X        X
Debt and Other Fixed Income Securities --
Long and Medium Term  Corporate & Government          X          X        X
Bonds(3)
Debt and Other Fixed Income Securities --
Short-term Corporate & Government Bonds(3)            X          X        X
Cash and Other High Quality Investments               X          X        X
U.S. Government Securities and Foreign
Government Securities                                 X          X        X
Real Estate Investment Trusts ("REITS")               X
Mortgage-Backed Securities, Asset-Backed
Securities, Collateralized Mortgage
Obligations, and Collateralized Debt
Obligations
Adjustable Rate Securities
Below Investment Grade Securities
Brady Bonds
Euro Bonds
Zero Coupon Securities
Indexed Securities
Structured Notes                                                 X        X
Firm Commitments and When-Issued Securities
Loans, Loan Participations, and Assignments
Reverse Repurchase Agreements and Dollar Roll
Agreements
Commodities
Illiquid Securities                                   X          X        X
Investments in Other Investment Companies             X          X        X
Investments in Other Investment Companies --
Shares of Other GMO Trust Funds                                  X        X

--------------
(5) For more information, see, among other sections, "Descriptions of Principal Risks---Market Risk---Equity Securities" in the Prospectus.

(2) For more information, see, among other sections, "Descriptions of Principal Risks---Foreign Investment Risk" in the Prospectus.

(3) For more information, see, among other sections, "Descriptions of Principal Risk---U.S. Government Securities and Foreign Government Securities" herein.

                       FIXED INCOME FUNDS                                                              Currency Hedged
                               &                                     Domestic  Core Plus International  International   Global
               ALTERNATIVE ASSET OPPORTUNITY FUND                   Bond Fund  Bond Fund   Bond Fund     Bond Fund     Bond Fund
               ----------------------------------                   ---------  --------- ------------- --------------- ---------
Domestic Equity Securities(6)                                           X         X          X                 X           X
Foreign Investments--Foreign Issuers(2)                                 X         X          X                 X           X
Foreign Investments--Foreign Issuers (Traded on U.S.                    X         X          X                 X           X
Exchanges) (2)
Foreign Investments--Emerging Market Issuers or Countries(2)                      X          X                 X           X
Securities Lending                                                      X         X          X                 X           X
Depository Receipts                                                     X         X          X                 X           X
Convertible Securities                                                  X         X          X                 X           X
Preferred Stocks                                                        X         X          X                 X           X
Warrants and Rights                                                     X         X          X                 X           X
Options and Futures                                                     X         X          X                 X           X
Swap Contracts and Other Two-Party Contracts                            X         X          X                 X           X
Foreign Currency Transactions                                                     X          X                 X           X
Repurchase Agreements                                                   X         X          X                 X           X
Debt and Other Fixed Income Securities                                  X         X          X                 X           X
Debt and Other Fixed Income Securities--Long and Medium Term            X         X          X                 X           X
Corporate & Government Bonds(3)
Debt and Other Fixed Income Securities--Short-term Corporate            X         X          X                 X           X
& Government Bonds(3)
Cash and Other High Quality Investments                                 X         X          X                 X           X
U.S. Government Securities and Foreign Government Securities            X         X          X                 X           X
Real Estate Investment Trusts ("REITS")
Mortgage-Backed Securities, Asset-Backed Securities,                    X         X          X                 X           X
Collateralized Mortgage Obligations, and Collateralized Debt
Obligations
Adjustable Rate Securities                                              X         X          X                 X           X
Below Investment Grade Securities                                       X         X          X                 X           X
Brady Bonds                                                                       X          X                 X           X
Euro Bonds                                                                        X          X                 X           X
Zero Coupon Securities                                                  X         X          X                 X           X
Indexed Securities                                                      X         X          X                 X           X
Structured Notes                                                        X         X          X                 X           X
Firm Commitments and When-Issued Securities                             X         X          X                 X           X
Loans, Loan Participations, and Assignments                             X         X          X                 X           X
Reverse Repurchase Agreements and Dollar Roll Agreements                X         X          X                 X           X
Commodities
Illiquid Securities                                                     X         X          X                 X           X
Investments in Other Investment Companies                               X         X          X                 X           X
Investments in Other Investment Companies--Shares of Other              X         X          X                 X           X
GMO Trust Funds

                       FIXED INCOME FUNDS                            Emerging                               Inflation Short-Duration
                               &                                    Country Debt Short-Duration  Alpha Only  Indexed   Collateral
               ALTERNATIVE ASSET OPPORTUNITY FUND                     Fund       Investment Fund    Fund    Bond Fund     Fund
               ----------------------------------                   ------------ --------------- ---------- --------- --------------
Domestic Equity Securities(6)                                            X                            X          X
Foreign Investments--Foreign Issuers(2)                                  X              X             X          X           X
Foreign Investments--Foreign Issuers (Traded on U.S.                     X                            X          X           X
Exchanges) (2)
Foreign Investments--Emerging Market Issuers or Countries(2)             X                            X                      X
Securities Lending                                                       X              X                        X
Depository Receipts                                                      X                            X          X
Convertible Securities                                                   X                            X          X           X
Preferred Stocks                                                         X                            X          X           X
Warrants and Rights                                                      X              X             X          X           X
Options and Futures                                                      X                            X          X           X
Swap Contracts and Other Two-Party Contracts                             X              X             X          X           X
Foreign Currency Transactions                                            X                                       X           X
Repurchase Agreements                                                    X              X             X          X           X
Debt and Other Fixed Income Securities                                   X              X             X          X
Debt and Other Fixed Income Securities--Long and Medium Term             X              X             X          X           X
Corporate & Government Bonds(3)
Debt and Other Fixed Income Securities--Short-term Corporate             X              X             X          X           X
& Government Bonds(3)
Cash and Other High Quality Investments                                  X              X             X          X           X
U.S. Government Securities and Foreign Government Securities             X              X             X          X
Real Estate Investment Trusts ("REITS")                                                               X
Mortgage-Backed Securities, Asset-Backed Securities,                     X              X                        X           X
Collateralized Mortgage Obligations, and Collateralized Debt
Obligations
Adjustable Rate Securities                                               X              X                        X           X
Below Investment Grade Securities                                        X              X                        X           X
Brady Bonds                                                              X
Euro Bonds                                                               X
Zero Coupon Securities                                                   X                                       X
Indexed Securities                                                       X              X                        X           X
Structured Notes                                                         X
Firm Commitments and When-Issued Securities                              X              X                        X           X
Loans, Loan Participations, and Assignments                              X                                       X
Reverse Repurchase Agreements and Dollar Roll Agreements                 X                                       X
Commodities
Illiquid Securities                                                      X                            X          X           X
Investments in Other Investment Companies                                X              X             X          X           X
Investments in Other Investment Companies--Shares of Other               X              X             X          X
GMO Trust Funds

                       FIXED INCOME FUNDS                               World        Alternative
                               &                                    Opportunities        Asset
               ALTERNATIVE ASSET OPPORTUNITY FUND                    Overlay Fund  Opportunity Fund
               ----------------------------------                   -------------  ----------------
Domestic Equity Securities(6)
Foreign Investments--Foreign Issuers(2)                                    X               X
Foreign Investments--Foreign Issuers (Traded on U.S.                       X               X
Exchanges) (2)
Foreign Investments--Emerging Market Issuers or Countries(2)               X               X
Securities Lending
Depository Receipts                                                                        X
Convertible Securities                                                     X
Preferred Stocks                                                           X
Warrants and Rights                                                        X               X
Options and Futures                                                        X               X
Swap Contracts and Other Two-Party Contracts                               X               X
Foreign Currency Transactions                                              X               X
Repurchase Agreements                                                      X               X
Debt and Other Fixed Income Securities
Debt and Other Fixed Income Securities--Long and Medium Term               X               X
Corporate & Government Bonds(3)
Debt and Other Fixed Income Securities--Short-term Corporate               X               X
& Government Bonds(3)
Cash and Other High Quality Investments                                    X               X
U.S. Government Securities and Foreign Government Securities
Real Estate Investment Trusts ("REITS")                                                    X
Mortgage-Backed Securities, Asset-Backed Securities,                       X
Collateralized Mortgage Obligations, and Collateralized Debt
Obligations
Adjustable Rate Securities                                                 X               X
Below Investment Grade Securities
Brady Bonds
Euro Bonds
Zero Coupon Securities                                                     X               X
Indexed Securities                                                         X               X
Structured Notes                                                           X               X
Firm Commitments and When-Issued Securities
Loans, Loan Participations, and Assignments
Reverse Repurchase Agreements and Dollar Roll Agreements                                   X
Commodities                                                                                X
Illiquid Securities                                                        X               X
Investments in Other Investment Companies                                  X               X
Investments in Other Investment Companies--Shares of Other                                 X
GMO Trust Funds

----------
(6) For more information, see, among other sections, "Descriptions of Principal Risks---Market Risk---Equity Securities" in the Prospectus.

(2) For more information, see, among other sections, "Descriptions of Principal Risks---Foreign Investment Risk" in the Prospectus.

(3) For more information, see, among other sections, "Descriptions of Principal Risk--- U.S. Government Securities and Foreign Government Securities" herein.

                   DESCRIPTIONS AND RISKS OF FUND INVESTMENTS

The following is a description of investment practices in which the Funds may engage and the risks associated with their use. THE INVESTMENT PRACTICES AND ASSOCIATED RISKS DETAILED BELOW ALSO INCLUDE THOSE OF THE UNDERLYING FUNDS IN WHICH THE FUNDS MAY INVEST AND TO WHICH THE FUNDS INDIRECTLY MAY BE EXPOSED. ANY REFERENCES TO INVESTMENTS MADE BY THE FUNDS INCLUDE THOSE MADE BOTH DIRECTLY BY THE FUNDS AND INDIRECTLY BY THE FUNDS THROUGH THE UNDERLYING FUNDS IN WHICH THE FUNDS MAY INVEST. Please refer to "Summaries of Fund Objectives, Principal Investment Strategies, and Principal Risks" in the Prospectus and "Fund Investments" in this Statement of Additional Information for additional information regarding the practices in which the Funds may engage.

PORTFOLIO TURNOVER

Based on the Manager's assessment of market conditions, the Manager may trade each Fund's investments more frequently at some times than at others, resulting in a higher portfolio turnover rate. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the relevant Fund, and may involve realization of capital gains that are taxable when distributed to shareholders of the relevant Fund unless those shareholders are themselves exempt. If portfolio turnover results in the recognition of short-term capital gains, those gains are typically taxed to shareholders at ordinary income tax rates. See "Distributions and Taxes" in the Prospectus and "Distributions" and "Taxes" in this Statement of Additional Information.

DIVERSIFIED AND NON-DIVERSIFIED PORTFOLIOS

As set forth in "Investment Restrictions" below, Funds that are "diversified" funds are required to satisfy the "diversified" fund requirements under the Investment Company Act of 1940, as amended (the "1940 Act"). At least 75% of the value of a "diversified" Fund's total assets must be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities that for the purposes of this calculation are limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of any single issuer. Each Fund must also meet certain diversification standards to qualify as a "regulated investment company" under the Internal Revenue Code of 1986.

RISKS OF FOREIGN INVESTMENTS

GENERAL. Investment in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and other related fees also are generally higher than in the United States.

The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations also apply to investments in securities of foreign issuers and securities principally traded outside the United States.

EMERGING MARKETS. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign countries. In addition, the securities markets of emerging countries may be subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations also has been extremely limited, and any such enforcement may be arbitrary and the results difficult to predict with any degree of certainty. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of some emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies in emerging markets also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of countries with emerging markets also may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of debt instruments to make payments on their debt obligations, regardless of their financial condition.

Custodial services may be more expensive and other investment-related costs may be higher in emerging markets than in many developed foreign markets, which could reduce the Fund's income from investments in securities or debt instruments of emerging market issuers. No assurance can be given that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments (or, in the case of fixed-income securities, interest) in emerging markets countries.

INVESTMENTS IN ASIA. In addition to the risks of foreign investments and emerging markets investments described above, investments by all of the Trust's International Equity Funds and Fixed Income Funds that invest in non-U.S. investments ("International Funds"), including Core Plus Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund and Emerging Country Debt Fund in Asia are subject to additional risks. Asian countries are at varying levels of economic development, ranging from emerging market economies to more developed economies. Markets in the early stages of development typically exhibit a high concentration of market capitalization, have less trading volume, lower liquidity, and more volatility than more developed markets. Some Asian countries depend heavily upon foreign trade. The economies of some Asian countries are not diversified and are based upon only a few commodities or industries.

Investments in Asia also are susceptible to social, political, legal, and operational risks affecting issuers in Asian countries. Some countries have authoritarian or relatively unstable governments. Some governments in the region provide less supervision and regulation of their financial markets and less financial information is available than is typical of more developed markets. Some Asian countries restrict direct foreign investments in securities markets, and investments in securities traded on such markets may only be achieved, it at all, indirectly (e.g., American Depository Receipts, Global Depository Receipts, derivatives, etc.).

The region periodically experiences increases in market volatility and declines in foreign currency exchange rates. Currency fluctuation will affect the value of the securities in the Fund's portfolio because the prices of these securities are generally denominated or quoted in currencies other than the U.S. dollar. Fluctuation in currency exchange rates can also affect a country's ability to service its debt.

Investment in any Asian country is subject to unique investment risks, yet the political and economic prospects of one country or group of countries may affect other countries in the region. For example, some Asian countries' economies are directly affected by Japanese capital investment in the region and by Japanese consumer demands. In addition, a recession, a debt crisis, or a decline in currency valuation in one Asian country can spread to other Asian countries.

INVESTMENTS IN AFRICA. In addition to the risks of foreign investments and emerging markets investments described above, investments by the Trust's International Funds in Africa are subject to additional risks. Like Asian countries, African countries are at varying levels of economic development, ranging from emerging market economies to more developed economies. Markets in the early stages of development typically exhibit a high concentration of market capitalization, and have less trading volume, lower liquidity, and more volatility than more developed markets. The economies of some African countries are not diversified and are based upon only a few commodities or industries, or a single commodity or industry. Economies of certain African countries may be affected by severe climate changes, particularly drought.

Investments in Africa also are susceptible to social, political, legal, and operational risks affecting issuers in African countries. Some countries have authoritarian or relatively unstable governments. Some governments in the region provide less supervision and regulation of financial markets and less financial information is available than is typical of other emerging markets. Some African countries have investment and repatriation restrictions that reduce the liquidity of a Fund's investments in the securities of African issuers and could increase the volatility of those investments.

Investment in any African country is subject to unique investment risks, yet the political and economic prospects of one country or group of countries may affect other countries in the region.

The foregoing risks are particularly pronounced for the Emerging Country Debt Fund, which may invest a substantial portion of its assets in this region.

DIRECT INVESTMENT IN RUSSIAN SECURITIES. Each of the GMO Emerging Markets Quality Fund, GMO Emerging Countries Fund, GMO Foreign Fund, GMO Foreign Small Companies Fund, GMO Global Bond Fund, GMO International Bond Fund, GMO Currency Hedged International Bond Fund, GMO International Intrinsic Value Fund, GMO Emerging Country Debt Fund, GMO Core Plus Bond Fund, and GMO Alpha Only Fund may invest directly in securities of Russian issuers. Investment in those securities presents many of the same risks as investing in the securities of emerging markets issuers, as described in the preceding sections. The social, political, legal, and operational risks of investing in Russian issuers, and of having assets custodied within Russia, however, may be particularly pronounced.

A Fund investing in the securities of a private Russian company is subject to unique investment risks because the evidence provided to the Fund of its investment, a "share extract," is not legally determinative of ownership of the company. A Russian company's share registrar maintains the official record of ownership of the company's shares. Russian companies control their share registrars, and investors have few legal rights against registrars.

SECURITIES LENDING

Each Fund may make secured loans of its portfolio securities amounting to not more than one-third of its total assets. Securities loans will be made to broker-dealers that are believed by the Manager to be of relatively high credit standing pursuant to agreements requiring that the loans continuously be collateralized by cash, liquid securities, or shares of other investment companies with a value at least equal at all times to the market value of the loaned securities. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and will pay a fee to the borrower that is expected to be only a portion of the earnings on the collateral. As with other extensions of credit, the Fund bears the risk that there may be a delay in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Fund also bears the risk that the value of investments made with collateral may decline. Voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Fund retains the right to call loans at any time on reasonable notice, and it will do so if holders of a loaned security are asked to vote upon or consent to matters materially affecting an investment in the securities. However, the Fund bears the risk that there may be a delay in the return of the security, impairing the Fund's ability to vote on such matters. The Manager has retained lending agents on behalf of several of the Funds that are compensated based on a percentage of the Fund's return on its securities lending. The Fund also pays various fees in connection with securities loans, including shipping fees and custodian fees.

A Fund's securities loans may or may not be structured to preserve qualified dividend income treatment on dividends paid on the loaned securities. A Fund may receive substitute payments under its loans (instead of dividends on the loaned securities) that are not eligible for treatment as qualified dividend income or the long-term capital gain tax rates applicable to qualified dividend income. See "Taxes" below for further discussion of qualified dividend income.

DEPOSITORY RECEIPTS

The Funds may invest in American Depositary Receipts (ADRs), Global Depository Receipts (GDRs), and European Depository Receipts (EDRs) (collectively, "Depository Receipts") if issues of such Depository Receipts are available that are consistent with the Funds' investment objectives. Depository Receipts generally evidence an ownership interest in a foreign security on deposit with a financial institution. Transactions in Depository Receipts usually do not settle in the same currency in which the underlying foreign securities are denominated or traded. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

CONVERTIBLE SECURITIES

A convertible security is a security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to similar non-convertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines. The Manager regards convertible securities as a form of equity security.

PREFERRED STOCKS

Preferred stocks include convertible and non-convertible preferred and preference stocks and similar securities which are senior to common equity. Preferred stocks may include debt or equity securities that either (1) rank senior to common stock with respect to the right to receive payment or accrual of interest or the right to participate in any distribution of the issuer or (2) are beneficiaries of a guarantee of the issuer regarding the right to receive payment of interest or the right to participate in any distribution of the issuer. Depending on the features of the particular security, holders of preferred stock may bear risks similar to the risks disclosed in the Prospectus or this Statement of Additional Information regarding equity or fixed income securities.

WARRANTS AND RIGHTS

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise of the warrant or right, a security of the issuer based on the conversion value of the security at the time of exercise. A Fund will typically use warrants and rights in a manner similar to its use of options on securities as described in "Options and Futures" below. Risks associated with a Fund's use of warrants and rights are generally similar to risks associated with a Fund's use of options. Unlike most options, however, warrants and rights are issued in limited amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish to do.

The GMO Emerging Markets Quality Fund and GMO Emerging Countries Fund may use non-standard warrants, often referred to as low exercise price warrants or low exercise price options ("LEPOs"), to gain indirect exposure to issuers in certain countries, such as India. LEPOs are different from standard warrants in that they may not entitle their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the return on an underlying equity security between the date on which the LEPO was purchased and the date on which the LEPO is sold. LEPOs entail the same risks as other over-the-counter derivative instruments, including that the counterparty or issuer of the LEPO may not be able to fulfill its obligations, that there may be a disagreement as to the contractual terms of the instrument, or that the instrument may not perform as expected. (See "Description of Principal Risks -- Derivatives Risk" and " -- Credit and Counterparty Risk" in the Prospectus and "Uses of Derivatives" below). Additionally, while LEPOs may be listed on an exchange, there is no guaranty that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase the LEPO when the Fund wishes to sell it.

OPTIONS AND FUTURES

The Funds may use options and futures for various purposes. See "Uses of Derivatives" below. The use of options contracts, futures contracts, and options on futures contracts involves risk. Thus, while a Fund may benefit from the use of options, futures and options on futures, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in poorer overall performance for the Fund than if it had not entered into any options transactions or futures contracts. Losses incurred in transactions in options, futures and options on futures and the costs of these transactions will affect a Fund's performance.

OPTIONS. Each Fund (1) may enter into contracts giving third parties the right to buy portfolio securities from the Fund for a fixed price at a future date ("writing call options"); (2) may enter into contracts giving third parties the right to sell securities to the Fund for a fixed price at a future date ("writing put options"); and (3) may buy the right to purchase securities from third parties ("call options") or the right to sell securities to third parties ("put options") for a fixed price at a future date.

The extent to which a Fund will be able to write and purchase call and put options may be restricted by the Fund's intention to qualify as a regulated investment company under the Internal Revenue Code.

WRITING OPTIONS. Each Fund may seek to increase its return by writing call or put options on optionable securities or indexes. A call option written by a Fund on a security gives the holder the right to buy the underlying security from the Fund at a stated exercise price; a put option written by a Fund gives the holder the right to sell the underlying security to the Fund at a stated exercise price. In the case of options on indexes, the options are usually cash settled for the difference between the exercise price and the market value of the index.

Each Fund will receive a premium for writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price and volatility of the underlying security or securities index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates. By writing a call option on a security held by the Fund, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. If the Fund does not hold the security underlying a call written by the Fund and the market price exceeds the exercise price, the Fund bears the risk that it will suffer a loss equal to the amount by which the market price exceeds the exercise price minus any premium received. By writing a put option on a security, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a loss equal to the amount by which the market price of the security is below the exercise price minus the premium received, unless the security subsequently appreciates in value.

If the writer of an option wishes to terminate its obligation, it may effect a closing purchase transaction. In the case of exchange-traded options, a Fund effects a closing purchase transaction by buying an option of the same series as the option previously written. The writer of an option may not effect a closing purchase transaction after it has been notified of the exercise of an option. The holder of an option may similarly liquidate its position by effecting a closing sale transaction. In the case of exchange-traded options, a Fund effects a closing sale transaction by selling an option of the same series as the option previously purchased. No guarantee exists that a Fund will be able to effect a closing purchase or a closing sale transaction at any particular time. An over-the-counter option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty. If a Fund desires to sell a security on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

A Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option or the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or index of securities, any loss resulting from the closing of a written call option is likely to be offset in whole or in part by appreciation of the underlying security or securities owned by the Fund.

PURCHASING OPTIONS. In order for a call option purchased by a Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs. Likewise, in order for a put option purchased by a Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs. A Fund's purchase of put options reduces any profit the Fund might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

RISK FACTORS IN OPTIONS TRANSACTIONS. The holder of an American option can exercise its rights any time prior to expiration of the option. Consequently, the writer of an American option has no control over when the underlying securities or futures contracts must be sold, in the case of a call option, or purchased, in the case of a put option. If a call option is unexercised, the writer's gain (the amount of the premium) may be offset by a decline in the market value of the underlying security or futures contract during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security or futures contract. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security or futures contract at the exercise price, which will usually exceed the then market value of the underlying security or futures contract. The purchaser of an option risks losing the premium paid for the option plus related transaction costs.

An exchange-traded option may be closed out only on a national securities exchange ("Exchange"), which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, a Fund might not be able to effect a closing transaction for a particular option. As a result, the Fund, if it is the holder of an option, would be able to realize profits or limit losses only by exercising the option, and the Fund, if it is the writer of an option, would remain obligated under the option and would not be able to sell the underlying security or futures contract until the option expires or it delivers the underlying security or futures contract upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest may exist in some options; (ii) restrictions may be imposed by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions may be imposed on particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled to discontinue options trading (or trading in a particular class or series of options) (although outstanding options on that Exchange that were issued by the Options Clearing Corporation as a result of trades on that Exchange should continue to be exercisable in accordance with their terms).

The Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, the Manager, and other clients of the Manager may constitute such a group. These limits may restrict a Fund's ability to purchase or sell options on a particular security.

An over-the-counter option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty. See "Swap Contracts and Other Two-Party Contracts -- Risk Factors in Swap Contracts, OTC Options and Other Two-Party Contracts" below.

FUTURES. To the extent consistent with applicable law, a Fund permitted to invest in futures contracts may invest in futures contracts on, among other things, financial instruments (such as a U.S. government security or other fixed income instrument), individual equity securities ("single stock futures") or securities indices, interest rates, and (to the extent a Fund is permitted to invest in commodities and commodity-linked derivative instruments) commodities or commodities indices.

A financial futures contract sale creates an obligation by the seller to deliver a specified quantity of a financial instrument in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to pay for and take delivery of the type of financial instrument called for in the contract in a specified delivery month, at a stated price. In some cases, the specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made. Some futures contracts are "cash settled" (rather than "physically settled," as described above), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. Futures contracts are traded in the United States only on commodity exchanges or boards of trade - known as "contract markets" - approved by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The size of the initial margin is generally set by the exchange on which the contract is traded. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale transaction.

In most cases, futures contracts are closed out before the settlement date without the making or taking of delivery. A sale of a futures contract is closed out by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial futures contract sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and, if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

INDEX FUTURES. The Funds may purchase futures contracts on various securities indexes ("Index Futures"). A Fund's purchase and sale of Index Futures is limited to contracts and exchanges approved by the CFTC.

A Fund may close open positions on an exchange on which Index Futures are traded at any time up to and including the expiration day. In general, all positions that remain open at the close of the last business day of the contract's term are required to settle on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases foreign stock Index Futures.

Changes in the price of Index Futures may not correlate perfectly with movements in the relevant index due to market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the underlying index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market also may cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to the trading hours of the foreign exchange to which a particular foreign stock Index Future relates. As a result, a disparity may arise between the price of foreign stock Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

INTEREST RATE FUTURES. The Funds may engage in a variety of transactions involving the use of futures on interest rates, including in connection with U.S. government securities and other fixed income securities.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option-exercise price at any time during the period of the option. Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may hedge against a possible increase in the price of securities the Fund expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments. See "Foreign Currency Transactions" below for a description of the Funds' use of options on currency futures.

A Fund's ability to establish and close out options on futures contracts will depend on the development and maintenance of a liquid secondary market. The development and maintenance of a liquid secondary market is not certain.

RISK FACTORS IN FUTURES TRANSACTIONS. Investment in futures contracts involves risk. If the futures are used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security or currency being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the instrument underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security (e.g., U.S. Treasury bonds) or commodity (e.g., gold) is used to hedge a different security (e.g., a mortgage-backed security) or commodity (e.g., copper), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be protected, the Fund may realize a loss on the futures contract or the portfolio position intended to be protected. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged securities if the volatility of the price of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contract.

A Fund also may purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on several consecutive trading days. Short positions in Index Futures may be closed out only by purchasing a futures contract on the exchange on which the Index Futures are traded.

The successful use of futures contracts and related options for hedging and risk management also depends on the ability of the Manager to forecast correctly the direction and extent of exchange rate, interest rate, and stock and commodity price movements within a given time frame. For example, to the extent a Fund invests in fixed income securities and interest rates remain stable (or move in a direction opposite to that anticipated) during the period in which a futures contract or option is held by a Fund, the Fund would realize a loss on the futures transaction that is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund's total return would be less than if it had not engaged in the hedging transaction.

As discussed above, a Fund that purchases or sells a futures contract is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. Because the Fund is obligated to purchase the underlying instrument at a set price on a future date, the Fund's net asset value will fluctuate with the value of the instrument as if it were already in the Fund's portfolio. Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

Trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, a Fund normally will have contractual remedies against such counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, a Fund also is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. If such a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. A Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be offset (or exceeded) by adverse changes in the exchange rate.

If a Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund also will incur losses if the securities or commodities index underlying the long futures position underperforms the securities or commodities index underlying the short futures position.

The Funds' ability to engage in the options and futures strategies described above depends on the liquidity of the markets in those instruments. Trading interest in various types of options or futures cannot be predicted. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively. Furthermore, each Fund's ability to engage in options and futures transactions may be limited by tax considerations.

SWAP CONTRACTS AND OTHER TWO-PARTY CONTRACTS

The Funds may use swap contracts and other two-party contracts for the same or similar purposes as options, futures, and related options. The Funds may make investments in swap contracts on one or more broad-based commodity indices.

SWAP CONTRACTS. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap", two parties agree to exchange returns (or differentials in rates of return) calculated on a "notional amount," e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

INTEREST RATE AND CURRENCY SWAP CONTRACTS. The parties to interest rate swaps agree to pay or receive interest on a notional principal amount (e.g., an exchange of floating rate payments for fixed rate payments). The parties' to currency swaps agree to pay or receive fluctuations in the notional amount of two different currencies (e.g., an exchange of payments on fluctuations in the value of the U.S. dollar relative to the Japanese yen).

EQUITY SWAP CONTRACTS, COMMODITIES SWAP CONTRACTS, AND CONTRACTS FOR DIFFERENCES. The parties to equity swap contracts agree to exchange returns calculated on a notional amount of an equity index (e.g., the S&P 500 Index), basket of equity securities, or individual equity security. The parties to commodity swap contracts agree to exchange returns on the notional amount of a commodity index (e.g., the Goldman Sachs Commodity Index), basket of commodities, or individual commodity.

If a Fund enters into an equity or commodity swap contract (long or short), the Fund's net asset value will fluctuate with changes in the value of the equity or commodity index, basket of equity securities or commodities, or individual equity security or commodity on which the swap is based. The fluctuation will be the same as it would be if the Fund had purchased or sold the notional amount of securities or commodities comprising the index, securities or commodities comprising the basket, or individual security or commodity, as the case may be.

Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or "baskets" of securities. Often, one or both "baskets" will be an established securities index. The Fund's return is based on changes in value of theoretical, long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. The Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two legs of the contract. The Funds will only enter into contracts for differences (and analogous futures positions) when the Manager believes that the basket of securities constituting the long leg will outperform the basket constituting the short leg. If the short basket outperforms the long basket, however, the Fund will realize a loss -- even in circumstances when the securities in both the long and short baskets appreciate in value.

INTEREST RATE CAPS, FLOORS, AND COLLARS. The Funds may use interest rate caps, floors, and collars for the same or similar purposes as they use interest rate futures contracts and related options and, as a result, they will be subject to similar risks. See "Options and Futures -- Risk Factors in Options Transactions" and "Options and Futures - Risk Factors in Futures Transactions" above. Like interest rate swap contracts, interest rate caps, floors, and collars are two-party agreements in which the parties agree to pay or receive interest on a notional principal amount. The purchaser of an interest rate cap receives interest payments from the seller to the extent that the return on a specified index exceeds a specified interest rate. The purchaser of an interest rate floor receives interest payments from the seller to the extent that the return on a specified index falls below a specified interest rate. The purchaser of an interest rate collar receives interest payments from the seller to the extent that the return on a specified index falls between two specified interest rates.

TOTAL RETURN SWAPS. A Fund generally uses total return swaps to gain investment exposure to fixed income securities where direct ownership is either not legally possible or is economically unattractive. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the fixed income security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively.

CREDIT DEFAULT SWAPS. The Funds may use credit default swaps to limit or reduce risk exposure of the Funds to defaults of corporate and sovereign issuers (i.e., to reduce risk where the Funds own or have exposure to such issuers). These instruments also may be used to create direct or synthetic short or long exposure to sovereign debt securities or foreign or domestic corporate debt securities to which the Funds are not otherwise exposed. The Funds, however, are not obligated to engage in any of these practices.

In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by a third party on its obligations. For example, a Fund may pay the premium referenced above and, in return, have the right to put specified bonds or loans upon issuer default (or similar events) and to receive in return the par (or other agreed-upon) value of those bonds or loans. The Funds also may use credit default swaps for investment purposes, in which case the Funds will receive the premium referenced above, but would be obligated to pay the par (or other agreed-upon) value of the bonds or loans upon the issuer's default (or similar events).

RISK FACTORS IN SWAP CONTRACTS, OTC OPTIONS AND OTHER TWO-PARTY CONTRACTS. A Fund may close out a swap, contract for differences, cap, floor, collar, or OTC option only with the counterparty. If the counterparty defaults, a Fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a Fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Manager monitors the creditworthiness of OTC derivatives counterparties. Typically, a Fund will enter into these transactions only with counterparties with long-term debt ratings of A or higher by Standard & Poor's (or by Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") or if the counterparty has a comparable credit rating, as determined by the Manager) at the time of entering into such transactions. Short-term derivatives may be entered into with counterparties that do not have long-term debt ratings, if they have short-term debt ratings of A-1 by Standard & Poor's and/or a comparable rating by Moody's or Fitch. The credit rating of a counterparty may be adversely affected by larger-than-average volatility in the markets, even if the counterparty's net market exposure is small relative to its capital.

ADDITIONAL REGULATORY LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS, INTEREST RATE FLOORS, CAPS AND COLLARS AND INTEREST RATE AND CURRENCY SWAP CONTRACTS. Each Fund has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act.

FOREIGN CURRENCY TRANSACTIONS

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Foreign currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

The Funds may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and related options, and options on currencies. The Funds may use such currency instruments for hedging, investment, or currency risk management. Currency risk management may include taking active currency positions relative to both the securities portfolio of a Fund and the Fund's performance benchmark. Funds also may purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency denominated security which approximates desired risk and return characteristics if the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specific quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement (see "Futures" for additional information). Options on currency futures contracts give their holder the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. Options on currencies give their holder the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period.

REPURCHASE AGREEMENTS

A Fund may enter into repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Fund acquires a security (usually an obligation of the government where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually not more than a week) for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for a Fund to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default in its obligation to pay the agreed-upon sum on the redelivery date. Such a default may subject a Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and
(iii) inability to enforce rights and the expenses involved in attempted enforcement.

DEBT AND OTHER FIXED INCOME SECURITIES

Debt and other fixed income securities include fixed income and floating rate securities of any maturity. Fixed income securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to herein as "fixed income securities." See also "Adjustable Rate Securities" below.

Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. A Fund that invests primarily in fixed income securities with floating interest rates and related interest rate derivatives may be less sensitive to interest rate changes. However, fixed income securities with floating interest rates may decline in value if their interest rates do not rise as much as interest rates in general. Because rates on some floating rate securities reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in a Fund's net asset value. Credit risk relates to the ability of the issuer to make payments of principal and interest. Obligations of issuers are subject to the provisions of bankruptcy, insolvency, and other laws, such as the Federal Bankruptcy Reform Act of 1978, which affect the rights and remedies of creditors. Fixed income securities denominated in foreign currencies also are subject to the risk of a decline in the value of the denominating currency.

Because interest rates vary, the future income of a Fund that invests in fixed income securities cannot be predicted. The net asset value of each Fund's shares will vary as a result of changes in the value of the securities in its portfolio and will be affected by the absence and/or success of hedging strategies.

CASH AND OTHER HIGH QUALITY INVESTMENTS

The Funds may temporarily invest a portion of their assets in cash or cash items pending other investments or in connection with the maintenance of such assets on the custodian's books and records. These cash items and other high quality corporate debt securities may include a number of money market instruments such as securities issued by the United States Government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. A Fund seeks to minimize credit risk by investing only in high quality money market securities.

U.S. GOVERNMENT SECURITIES AND FOREIGN GOVERNMENT SECURITIES

U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of U.S. government securities and foreign government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises, but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), and Federal Home Loan Banks ("FHLBs")). Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries and the possible inability of a Fund to enforce its rights against the foreign government issuer. As with other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies' activities, and include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community, and the Inter-American Development Bank.

Like other fixed income securities, U.S. government securities and foreign government securities are subject to market risk and their market values typically will change as interest rates fluctuate. For example, the value of an investment in a Fund which holds U.S. government securities or foreign government securities may fall during times of rising interest rates. Yields on U.S. government securities and foreign government securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. government securities and foreign government securities, a Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities. Certificates of accrual and similar instruments may be more volatile than other government securities.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

REITs are pooled investment vehicles that invest in real estate or real estate-related companies. There are a few different types of REITs in which a Fund may invest, including equity REITs, which own real estate directly; mortgage REITs, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs.

In general, the value of a REIT can be expected to change in light of factors affecting the real estate industry. Factors affecting the performance of real estate may include the supply of real property in some markets, changes in zoning laws, completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The performance of real estate also may be affected by changes in interest rates, management of insurance risks, and social and economic trends. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 and/or to maintain exempt status under the 1940 Act. See "Taxes" below for a discussion of special tax considerations relating to a Fund's investment in REITs.

MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES, COLLATERALIZED MORTGAGE OBLIGATIONS, AND COLLATERALIZED DEBT OBLIGATIONS

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities may be issued by the U.S. government, its agencies, or instrumentalities (including those whose securities are neither guaranteed nor insured by the U.S. government, such as Freddie Mac, Fannie Mae, and FHLBs), foreign governments, or by non-governmental issuers. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Prepayments occur when the mortgagor on an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Unscheduled prepayments of the underlying mortgage loans will result in early payment of the applicable mortgage-backed securities held by a Fund. The Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, which tends to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, which tends to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Mortgage-backed securities are subject to varying degrees of credit risk, depending upon whether the issuers of the securities are corporations or the U.S. government, its agencies, or instrumentalities. Mortgage-backed securities are subject to the risk of loss of principal if the obligors of the underlying obligations default in payment of the obligations.

Mortgage-backed securities may include Adjustable Rate Securities as such term is defined in "Adjustable Rate Securities" below.

ASSET-BACKED SECURITIES. Asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government) or by non-governmental issuers. Asset-backed securities include securities backed by pools of automobile loans, residential and commercial mortgages, educational loans, home equity loans, credit card receivables, and secured or unsecured bonds issued by corporate or sovereign obligors, unsecured loans made to a variety of corporate commercial and industrial loan customers of one or more lending banks, or a combination of those bonds and loans. The underlying pools of assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may largely depend on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with investments in asset-backed securities depends on many factors, including the deal structure (i.e., determinations as to the required amount of underlying assets or other support needed to produce the cash flows necessary to service interest and principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Therefore, asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment, and such default exceeds the securities' credit support. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.

Asset-backed securities involve prepayment risks similar to those of mortgage-backed securities described above. (See "Mortgage-Backed Securities" immediately above.)

Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

The value of asset-backed securities can depend on the ability of their servicers to properly and adequately service the underlying collateral and is, therefore, subject to risks associated with the negligence or defalcation of their servicers. In certain circumstances, the mishandling of documentation related to the underlying collateral by a servicer or originator of the underlying collateral also may affect the rights of the security holders in and to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral). In addition, the insolvency of entities that generate receivables or that utilize the underlying assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"): STRIPS AND RESIDUALS. A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are subject to the risk that the collateral supporting the CMO may experience a downgrade or default. CMOs are issued in multiple classes or series which have different maturities representing interests in some or all of the interest and/or principal on the underlying collateral. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on the underlying mortgages, the classes or series of a CMO with the earliest maturities generally will be retired prior to their stated maturity. The early retirement of a particular class or series of CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

CMOs include securities representing an interest in excess cash flow and/or the value of collateral remaining on mortgages or mortgage-backed securities from the payment of principal of and interest on all other CMOs and the administrative expenses of the issuer ("Residuals"). Residuals have value only to the extent income from underlying mortgages or mortgage-backed securities exceeds the amount necessary to satisfy the issuer's debt obligations on all other outstanding CMOs. CMOs also include certificates representing undivided interests in payments of interest-only or principal-only ("IO/PO Strips") on the underlying mortgages. IO/PO Strips and Residuals tend to be more volatile than other types of securities. IO/PO Strips and Residuals are subject to the risk of loss of a substantial portion of or the entire value of the investment if the underlying securities are prepaid. In addition, if a CMO bears interest at an adjustable rate, the cash flows on the related Residual will be extremely sensitive to changes in the index upon which the rate adjustments are based.

COLLATERALIZED DEBT OBLIGATIONS ("CDOS"). The Funds may invest in CDOs, which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a pool of high risk, below investment-grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portion is the residual or "equity" tranche which bears some or all of the risk of default by the bonds or loans in the trust, and therefore protects the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche of a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, senior CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of equity tranches, market anticipation of defaults, fraud on behalf of the issuer, and aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of underlying collateral securities and the class or tranche in which a Fund invests. Typically, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid, unless an active dealer market for a particular CDO enables it to be purchased and sold in Rule 144A transactions. CDOs are subject to the typical risks associated with debt instruments discussed elsewhere in this Statement of Additional Information and the Prospectuses (e.g., interest rate risk and default risk). Additional risks of CDOs include:
(i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments, (ii) the quality of the collateral may decline in value or default, and (iii) a Fund may invest in a subordinate tranche of a CDO. In addition, due to the complex nature of a CDO, an investment in a CDO may not perform as expected. An investment in a CDO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.

ADJUSTABLE RATE SECURITIES

Adjustable rate securities are securities that have interest rates that reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Adjustable rate securities include U.S. government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, adjustable rate securities still are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the rate adjustments, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

BELOW INVESTMENT GRADE SECURITIES

The Funds may invest some or all of their assets in securities rated below investment grade (that is, rated below BBB- by Standard & Poor's or below Baa3 by Moody's or determined by the Manager to be of comparable quality to securities so rated) at the time of purchase, including securities in the lowest rating categories and comparable unrated securities ("Below Investment Grade Securities") (commonly referred to as "junk bonds"). Below Investment Grade Securities offer the potential for higher investment returns, but are subject to greater credit and market risk than higher quality fixed income securities. The ability of an issuer of Below Investment Grade

Securities to meet principal and interest payments is considered speculative. A Fund investing in Below Investment Grade Securities may be more dependent on the Manager's own credit analysis than is the case with investments in higher quality bonds. The market for Below Investment Grade Securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, changing public perceptions of this market, or legislation that limits the ability of certain categories of financial institutions to invest in Below Investment Grade Securities. In addition, the secondary market may be less liquid for Below Investment Grade Securities. Reduced liquidity may affect the values of Below Investment Grade Securities, may make their valuation and sale more difficult, and may result in greater volatility. Because Below Investment Grade Securities are difficult to value, particularly during erratic markets, the values realized upon their sale may differ from the values at which they are carried by the relevant Fund. Some Below Investment Grade Securities in which a Fund may invest may be in poor standing or in default.

Securities in the lowest investment-grade category (BBB or Baa) also have some speculative characteristics. See Appendix A -- "Commercial Paper and Corporate Debt Ratings" below for more information concerning commercial paper and corporate debt ratings.

BRADY BONDS

Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructuring under a debt restructuring plan for certain emerging markets introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, the Philippines, and other countries.

Brady Bonds may be collateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

The valuation of a Brady Bond typically depends on an evaluation of: any collateralized repayments of principal at final maturity; any collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayments of principal at maturity (the uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of prior defaults by the issuers of Brady Bonds on commercial bank loans made to them by public and private entities, investments in Brady Bonds may be viewed as speculative.

EURO BONDS

Euro bonds are securities denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Euro bonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms from numerous countries. While Euro bonds often pay principal and interest in Eurodollars (i.e. U.S. dollars held in banks outside of the United States), some Euro bonds may pay principal and interest in other currencies. Euro bonds are subject to the same risks as other fixed income securities. See "Debt and Other Fixed Income Securities" above.

ZERO COUPON SECURITIES

When a Fund invests in "zero coupon" fixed income securities, it accrues interest income on these securities at a fixed rate based on the initial purchase price and the length to maturity, but the securities do not pay interest in cash on a current basis. Each Fund is required to distribute the accrued income to its shareholders, even though the Fund is not receiving the income in cash on a current basis. Thus, a Fund may have to sell other investments to obtain cash to make income distributions. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity. Zero coupon securities include IO/PO Strips.

INDEXED SECURITIES

Indexed securities are securities the redemption values and/or the coupons of which are indexed to the prices of a specific instrument or statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. For example, the maturity value of gold-indexed securities depends on the price of gold, therefore the price of gold-indexed securities tends to rise and fall with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities also may have maturity values or interest rates that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, security index, currency, or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. Indexed securities also are subject to the credit risks of the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and U.S. government agencies.

Indexed securities in which a Fund may invest include so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as short-term interest rates increase and increase as short-term interest rates decline. Inverse floating obligations have the effect of investment leverage, since they will generally increase or decrease in value in response to changes in interest rates at a rate which is a multiple of the rate at which fixed-rate long-term securities increase or decrease in value in response to such changes. As a result, the market values of inverse floating obligations generally will be more volatile than the market values of fixed-rate securities.

The Funds may invest in inflation indexed securities issued by the U.S. Treasury, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on inflation indexed bonds is fixed at issuance, but may be paid on an increasing or decreasing principal value as a result of the inflation rate adjustments. Repayment of an inflation indexed bond's original principal value upon maturity (as adjusted for inflation) is guaranteed in the case of some bonds (e.g., U.S. Treasury inflation indexed bonds), even during a period of deflation. The current market value of an inflation indexed bond is not guaranteed, however, and will fluctuate. The Funds may invest in inflation indexed bonds which do not guarantee repayment of the bonds' original principal value upon maturity. As a result, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation indexed bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds.

Although inflation indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may result in a decline in value. In addition, if interest rates rise due to reasons other than inflation (such as changes in currency exchange rates), investors in inflation indexed securities will not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect changes in a comparable inflation index calculated by the foreign government. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States.

Coupon payments received by a Fund from inflation indexed bonds will be included in the Fund's gross income in the period in which they accrue. In addition, any increase in the principal amount of an inflation indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

A Fund's investments in indexed securities, including inflation indexed securities, may create taxable income in excess of the cash they generate. As a result, a Fund may be required to sell assets to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. See "Distributions and Taxes" in the Prospectus and "Distributions" and "Taxes" in this Statement of Additional Information.

STRUCTURED NOTES

Similar to indexed securities described above, structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the value of a specific asset, reference rate, or index (the "reference") or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of a structured note may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such note may be very volatile.

Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes also may be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

The Funds may enter into firm commitments and other similar agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. For example, a Fund that invests in fixed-income securities may enter into a firm commitment agreement if the Manager anticipates a decline in interest rates and believes it is able to obtain a more advantageous future yield by committing currently to purchase securities to be issued later. When a Fund purchases securities in this manner (on a when-issued or delayed-delivery basis), it is required to maintain on its custodian's books and records cash, U.S. government securities, or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. No income is generally earned on the securities that the Fund has committed to purchase until after delivery. A Fund may take delivery of the securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell the securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

LOANS, LOAN PARTICIPATIONS, AND ASSIGNMENTS

The Funds may invest in direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans, promissory notes, and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Investments in direct debt instruments are subject to a Fund's policies regarding the quality of debt investments generally. Direct debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, a Fund may rely on the Manager's research to attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Purchasers of loans and other forms of direct indebtedness, including promissory notes, depend primarily upon the borrower for payment of principal and interest, and changes in the creditworthiness of the borrower may affect the borrower's ability to pay principal and interest. Direct debt instruments may not be rated by any nationally recognized rating agency. Loans that are fully secured offer a Fund more protections than unsecured loans in the event of non-payment of scheduled interest or principal. However, no assurance can be given that the liquidation of collateral from a secured loan will satisfy the borrower's obligation or that the collateral can be liquidated. Investment in the indebtedness of borrowers with low creditworthiness involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Investments in emerging country sovereign debt also involve the risk that the governmental entities responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due.

When investing in a loan participation, a Fund typically purchases a portion of a lender's or participant's interest in a loan, but has no direct contractual relationship with the borrower. The Fund must rely on the seller of the participation interest party not only for the enforcement of the Fund's rights against the borrower, but also for the receipt and processing of principal, interest, or other payments due under the loan. The Fund may be subject to delays, expenses, and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the Fund may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that the Fund may be subject to the credit risk of the seller in addition to the credit risk of the borrower. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

Investments in loans through direct assignment of a lender's interests may involve additional risks to a Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under certain legal theories of lender liability, the Fund potentially may be held liable as a co-lender.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to enforce the lenders' rights against the borrower.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so. A Fund's custodian will maintain appropriate liquid assets to cover the Fund's potential obligations under standby financing commitments.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

The Funds may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

A Fund that enters into reverse repurchase agreements and dollar roll agreements will maintain on its custodian's books and records cash, U.S. government securities, or other liquid assets equal in value to its obligations under those agreements. If the buyer in a reverse repurchase agreement or dollar roll agreement files for bankruptcy or becomes insolvent, a Fund's use of proceeds from the sale of its securities may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are not considered borrowings by a Fund for purposes of a Fund's fundamental investment restriction on borrowings.

COMMODITIES

Some underlying Funds may make investments in commodities, which include a range of assets with tangible properties, including oil, natural gas, agricultural products (e.g., wheat, corn, and livestock), precious metals (e.g., gold and silver), industrial metals (e.g., copper), and softs (e.g., cocoa, coffee, and sugar). In most cases, the Funds will gain exposure to commodities through commodity-linked derivative instruments (discussed below) rather than direct investments in commodities.

Commodity prices can be extremely volatile and may be either directly or indirectly affected by a wide range of factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international economic, political, and regulatory developments. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the prices of certain raw materials and the instability of supplies of other materials.

The production and marketing of commodities may be affected by actions of and changes in governments and various other political and economic developments, including political and economic instability in commodity-producing and -exporting countries. In addition, commodity-related industries throughout the world may be subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may have an adverse effect on the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulations may also impede the development of new technologies. The direction, type, or effect of any future regulations affecting commodity-related industries cannot be predicted.

Exposure to commodities also may be achieved through investments in derivative instruments, the values of which are typically based on the value of a commodity, commodity index, currency, or other readily measurable economic variables dependent upon changes in the value of commodities or the commodities markets ("commodity-linked derivative instruments"). Commodity-linked derivative instruments, including swap agreements, commodity futures contracts, commodity index options, options on futures, and structured notes, provide exposure to the commodity markets without investing directly in commodities. The value of commodity-linked derivative instruments may fluctuate significantly because the values of the underlying commodity, commodity index, futures contract, or other economic variable to which they are linked are themselves extremely volatile. Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable.

COMMODITY FUTURES. The Funds may have exposure to commodity futures contracts. A commodity futures contract is an agreement between two parties in which one party agrees to purchase a commodity, such as an energy, agricultural, or metal commodity, from the other party at a later date at a price and quantity agreed-upon when the contract is made. The Funds intend to close out commodity futures contracts before the settlement date without the making or taking of delivery. See "Options and Futures - Futures" and "Options and Futures - Risk Factors in Futures Transactions" above.

SPECIAL RISK FACTORS IN COMMODITY FUTURES TRANSACTIONS. There are several additional risks associated with transactions in commodity futures contracts.

Storage Costs. The price of a commodity futures contract reflects the storage costs of purchasing the underlying commodity, including the time value of money invested in the commodity. To the extent that the storage costs change, the value of the futures contracts may change proportionately.

Reinvestment Risk. In the commodity futures markets, producers of an underlying commodity may sell futures contracts to lock in the price of the commodity at delivery. To induce speculators to purchase the other side (the long side) of the contract, the commodity producer generally must sell the contract at a lower price than the expected futures spot price. Conversely, if most purchasers of the underlying commodity purchase futures contracts to hedge against a rise in commodity prices, then speculators will only sell the contract at a higher price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected futures spot price. As a result, when a Fund reinvests the proceeds of a maturing contract, it may invest in a new futures contract at a higher or lower price than the expected futures spot prices of the maturing contract or choose to pursue other investments.

ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, "illiquid securities" may include certain restricted securities under the federal securities laws (including illiquid securities eligible for resale under Rules 144 or 144A under the Securities Act of 1933 (safe harbor rules for securities acquired under Section 4(2) private placements)), repurchase agreements, and securities that are not readily marketable. If the Trustees determine that a restricted security eligible for resale under Rules 144 or 144A, a repurchase agreement, or a security previously identified as not being readily marketable, is in fact liquid, it will not be included in the 15% limit on investment in illiquid securities.

Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

As long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, each Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.

PRIVATE PLACEMENTS AND RESTRICTED INVESTMENTS. Illiquid securities may include securities of private issuers, securities traded in unregulated or shallow markets, and securities that are purchased in private placements and are subject to restrictions on resale either as a matter of contract or under federal securities laws. Because relatively few potential purchasers for such securities may exist, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it difficult to sell such securities when the Manager believes it advisable to do so or may be able to sell such securities only at prices lower than those that could be obtained if such securities were more widely held. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

While private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or are "not readily marketable." Restricted securities cannot be sold without being registered under the Securities Act of 1933 or pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. A Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting such registration. A Fund selling its securities in a registered offering may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, and in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

At times, the inability to sell securities acquired through private placements and restricted investments in the public market can make it more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value. The judgment of the Manager may at times play a greater role in valuing these securities than in the case of publicly traded securities.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Funds may invest in shares of other investment companies, including both open- and closed-end investment companies (including single country funds and exchange-traded funds ("ETFs"). When making such an investment, the Funds will be indirectly exposed to all the risks of such investment companies. In general, an investing Fund will bear a pro rata portion of the other investment company's fees and expenses.

In addition, the Funds may invest in private investment funds, vehicles or structures. The Funds may also invest in debt-equity conversion funds, which are funds established to exchange foreign bank debt of countries whose principal repayments are in arrears into a portfolio of listed and unlisted equities, subject to certain repatriation restrictions.

ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts ("UITs") but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts ("SPDRs") and iShares, which may be obtained from the UIT or investment company issuing the securities or purchased in the secondary market (SPDRs are listed on the American Stock Exchange and iShares are listed on the New York Stock Exchange). ETF shares traded in the secondary market may be purchased and sold at market prices when the exchanges are open. The market price may be higher or lower than the net asset value of the securities held by an ETF. The sale price and redemption price of ETF shares obtained from the investment company or UIT issuing the securities is based upon the securities held by that investment company or UIT.

Certain underlying Funds may invest without limitation in GMO Short-Duration Collateral Fund, GMO World Opportunity Overlay Fund and/or GMO Emerging Country Debt Fund and certain Fixed Income Funds have investments in GMO Special Purpose Holding Fund. These investments are not made in reliance on the fund of funds exemption provided in Section 12(d)(1)(G) of the 1940 Act, but are instead made in reliance on an SEC exemptive order obtained by the Manager and the Trust permitting Funds of the Trust to operate as funds of funds. Underlying Funds investing in GMO Special Purpose Holding Fund, GMO Short-Duration Collateral Fund, GMO World Opportunity Overlay Fund and/or GMO Emerging Country Debt Fund, as applicable, will not directly bear any of the operating fees and expenses of such funds, but will indirectly bear a proportionate share of these funds' operating fees and expenses. The GMO Special Purpose Holding Fund, GMO Short-Duration Collateral Fund, GMO World Opportunity Overlay Fund and GMO Emerging Country Debt Fund are offered by GMO pursuant to separate prospectuses and statements of additional information.


                               USES OF DERIVATIVES

                            INTRODUCTION AND OVERVIEW

DERIVATIVE POLICIES. This overview provides a general introduction to the principal ways in which the underlying Funds, in which the Funds may invest, use derivatives. The information below is designed to supplement the information included in the Prospectus.

FUNCTION OF DERIVATIVES IN THE UNDERLYING FUNDS. The underlying Funds may use financial derivatives to implement investment decisions. The types of derivatives employed, which vary from underlying Fund to underlying Fund, may include futures, swaps, options, forward contracts and, periodically, structured notes. These instruments may be exchange-traded or over-the-counter products. The types of strategies implemented also vary from underlying Fund to underlying Fund. To a significant extent, specific market conditions influence the choice of derivative strategies for the underlying Funds.

DERIVATIVE EXPOSURE. Generally, stocks constitute the majority of the holdings in each U.S. Equity and International Equity Fund in which the Funds may invest, although derivative positions may comprise a significant portion of the total assets. In Fixed Income Funds in which the Funds may invest, bond futures, currency options, forwards, swaps, and other derivatives are the primary means of obtaining market exposure.

COUNTERPARTY CREDITWORTHINESS. The Manager monitors the creditworthiness of over-the-counter derivatives counterparties. Typically, a Fund will enter into these transactions only with counterparties with long-term debt ratings of A or higher by either Standard & Poor's or Moody's at the time of contract. However, short-term derivatives may be entered into with counterparties that have short-term debt ratings of A-1 by Standard & Poor's and/or Prime-1 by Moody's (but do not have long-term debt ratings). (See Appendix A -- "Commercial Paper and Corporate Debt Ratings" for an explanation of short-term ratings.) In addition to checking agency ratings to assess creditworthiness, the Manager also considers news reports and market activity, such as the levels at which a counterparty's long-term debt is trading. Furthermore, the Manager monitors the amount of credit extended to any one counterparty by a particular Fund. Besides creditworthiness, the Manager reviews, on a regular basis, the various exposures that each Fund has to over-the-counter counterparties. Additionally, the Manager may negotiate collateral arrangements with a counterparty in order to further reduce a Fund's exposure to such counterparty.

          USE OF DERIVATIVES BY DOMESTIC AND INTERNATIONAL EQUITY FUNDS

U.S. EQUITY FUNDS. As stated above, underlying Funds in this group include: GMO U.S. Core Fund, GMO U.S. Quality Equity Fund, GMO Value Fund, GMO Intrinsic Value Fund, GMO Growth Fund, GMO Small Cap Growth Fund, GMO Small Cap Value Fund, and GMO Real Estate Fund.

Types of Derivatives Used by the U.S. Equity Funds

-     Options, futures contracts, and related options on securities indexes

- Long equity swap contracts in which an underlying Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index or basket of securities

- Short equity swap contracts in which an underlying Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index or basket of securities

- Contracts for differences, i.e., equity swaps that contain both long and short equity components

Uses of Derivatives by the U.S. Equity Funds

Hedging

Traditional Hedging: An underlying Fund may use short equity futures, related options and short equity swap contracts to hedge against an equity risk already generally present in such underlying Fund.

Anticipatory Hedging: If an underlying Fund receives or anticipates significant cash purchase transactions, the underlying Fund may hedge market risk (the risk of not being invested in the market) by purchasing long futures contracts or entering into long equity swap contracts to obtain market exposure until such time as direct investments can be made efficiently. Conversely, if an underlying Fund receives or anticipates a significant demand for cash redemptions, the underlying Fund may sell futures contracts or enter into short equity swap contracts, to allow it to dispose of securities in a more orderly fashion without it being exposed to leveraged loss in the interim.

No limit exists with respect to the absolute face value of derivatives used for hedging purposes.

Investment

An underlying Fund may use derivative instruments (particularly long futures contracts, related options, and long equity swap contracts) in place of investing directly in securities. These applications include using equity derivatives to "equitize" cash balances held by an underlying Fund (e.g., creating equity exposure through the use of futures contracts or other derivative instruments). An underlying Fund also may use long derivatives for investment in conjunction with short hedging transactions to adjust the weights of the underlying Fund's underlying equity portfolio to a level the Manager believes is the optimal exposure to individual markets, sectors and equities.


Risk Management - Synthetic Sales and Purchases

An underlying Fund may use equity futures, related options, and equity swap contracts to adjust the weight of the underlying Fund to a level the Manager believes is the optimal exposure to individual sectors and stocks. Sometimes, such transactions are used as a precursor to actual sales and purchases. For example, if an underlying Fund held a large proportion of stocks of a particular industry and the Manager believed that stocks of another industry would outperform those stocks, the underlying Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the underlying Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). Long and short equity swap contracts and contracts for differences may also be used for these purposes. Equity derivatives used to effect synthetic sales and purchases generally will be unwound as actual portfolio securities are sold and purchased.

INTERNATIONAL EQUITY FUNDS. As stated above, underlying Funds in this group include: GMO International Disciplined Equity Fund, GMO International Intrinsic Value Fund, GMO International Growth Fund, GMO Global Growth Fund, GMO Currency Hedged International Equity Fund, GMO International Small Companies Fund, GMO Emerging Markets Quality

Fund, GMO Emerging Countries Fund, GMO Foreign Fund, and GMO Foreign Small Companies Fund.

Types of Derivatives Used by the International Equity Funds (other than foreign currency derivative transactions)

-     Options, futures contracts, and related options on securities indexes

- Long equity swap contracts in which an underlying Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index, a single equity security, or a basket of securities (excluding GMO Foreign Fund and GMO Foreign Small Companies
      Fund)

- Short equity swap contracts in which an underlying Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index, a single equity security, or a basket of securities (excluding GMO Foreign Fund and GMO Foreign Small Companies
      Fund)

- Contracts for differences, i.e., equity swaps that contain both long and short equity components (excluding GMO Foreign Fund and GMO Foreign Small Companies Fund)

- Only GMO Emerging Markets Quality Fund and GMO Emerging Countries Fund may use structured or indexed notes

- Warrants and rights (including LEPOs, with respect to GMO Emerging Markets Quality Fund and GMO Emerging Countries Fund)

Uses of Derivatives by the International Equity Funds (other than foreign currency derivative transactions)

Hedging

Traditional Hedging: An underlying Fund may use short equity futures, related options, and short equity swap contracts to hedge against an equity risk already generally present in the underlying Fund.

Anticipatory Hedging: If an underlying Fund receives or anticipates significant cash purchase transactions, the underlying Fund may hedge market risk (the risk of not being invested in the market) by purchasing long futures contracts or entering into long equity swap contracts to obtain market exposure until such time as direct investments can be made efficiently. Conversely, if an underlying Fund receives or anticipates a significant demand for cash redemptions, the underlying Fund may sell futures contracts or enter into short equity swap contracts, to allow it to dispose of securities in a more orderly fashion without exposing it to leveraged loss in the interim.

No limit exists with respect to the absolute face value of derivatives used for hedging purposes.

Investment

An underlying Fund may use derivative instruments (particularly long futures contracts, related options and long equity swap contracts) in place of investing directly in securities. These applications include using equity derivatives to "equitize" cash balances held by the underlying Fund (e.g., creating equity exposure through the use of futures contracts or other derivative instruments). Because a foreign equity derivative generally only provides the return of a foreign market in local currency terms, an underlying Fund often will purchase a foreign currency forward in conjunction with equity derivatives to give the effect of investing directly. An underlying Fund may also use long derivatives for investment in conjunction with short hedging transactions to adjust the weights of the underlying Fund's underlying equity portfolio to a level the Manager believes is the optimal exposure to individual countries and equities.


Risk Management - Synthetic Sales and Purchases

An underlying Fund may use equity futures, related options, and equity swap contracts to adjust the weight of the underlying Fund to a level the Manager believes is the optimal exposure to individual countries and stocks. Sometimes, such transactions are used as a precursor to actual sales and purchases.

For example, if an underlying Fund holds a large proportion of stocks of a particular market and the Manager believes that stocks of another market will outperform those stocks, the underlying Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the underlying Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). Long and short equity swap contracts and contracts for differences also may be used for these purposes. Often, a foreign currency forward will be used in conjunction with a long derivative position to create the effect of investing directly. Equity derivatives (and corresponding currency forwards) used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased.

Foreign Currency Derivative Transactions Employed by the International Equity Funds

-     Buying and selling spot currencies

-     Forward foreign currency contracts

-     Currency futures contracts and related options

-     Options on currencies

- Currency swap contracts (excluding GMO Foreign Fund and GMO Foreign Small Companies Fund)

Uses of Foreign Currency Derivative Transactions by the International Equity
Funds

Hedging

Traditional Hedging: An underlying Fund may effect foreign currency transactions
- generally short forward or futures contracts - to hedge back into the U.S. dollar the risk of foreign currencies represented by its securities investments. An underlying Fund is not required to hedge any of the currency risk inherent in investing in securities denominated in foreign currencies (except in the case of the GMO Currency Hedged International Equity Fund).

Anticipatory Hedging: When an underlying Fund enters into a contract for the purchase of, or anticipates the need to purchase, a security denominated in a foreign currency, it may "lock in" the U.S. dollar price of the security by buying the foreign currency on the spot market or through the use of currency forwards or futures.

Proxy Hedging: An underlying Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.

The GMO International Intrinsic Value Fund typically will hedge less than 30% of the foreign currency exposure represented by its investments in foreign-currency denominated securities back into the U.S. dollar. The GMO Currency Hedged International Equity Fund will maintain short currency positions with respect to at least 70% of the foreign currency exposure represented by the common stocks owned directly and indirectly by the Fund. In addition, the GMO Currency Hedged International Equity Fund may hedge currency based on the benchmark weightings of the underlying Funds (rather than the underlying Funds' investments), and thus will sometimes have a net short position with respect to certain foreign currencies.

Investment

An underlying Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index in order to create synthetic foreign currency denominated securities.

Risk Management

Subject to the limitations described below, an underlying Fund may use foreign currency transactions for risk management, which will permit the underlying Fund to have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. This foreign currency exposure may include long exposure to particular currencies beyond the amount of an underlying Fund's investment in securities denominated in that currency.

An underlying Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets. A Fund also will not hold net aggregate foreign currency exposure in excess of its net assets (except for temporary purposes due to large cash flows). However, a Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

                    USE OF DERIVATIVES BY FIXED INCOME FUNDS

As stated above, the underlying Funds in this group include: GMO Domestic Bond Fund, GMO Core Plus Bond Fund, GMO International Bond Fund, GMO Currency Hedged International Bond Fund, GMO Global Bond Fund, GMO Short-Duration Investment Fund, GMO Emerging Country Debt Fund, GMO Inflation Indexed Bond Fund, GMO Short-Duration Collateral Fund, and GMO World Opportunity Overlay Fund. Derivatives policies for GMO Alpha Only Fund are discussed separately below.

Types of Derivatives Used by the Fixed Income Funds (other than foreign currency derivative transactions)

- Futures contracts and related options on bonds as well as baskets or indexes of securities

-     Options on bonds and other securities

- Swap contracts, including interest rate swaps, total return swaps, credit default swaps, and contracts for differences (excluding GMO Short-Duration Collateral Fund and GMO World Opportunity Overlay Fund with respect to contracts for differences)

- Structured notes (excluding GMO Short-Duration Investment Fund and GMO Inflation Indexed Bond Fund)

Uses of Derivatives by the Fixed Income Funds (other than foreign currency derivative transactions)

Hedging

Traditional Hedging: An underlying Fund may use bond futures, related options, bond options, and swap contracts to hedge against a market or credit risk already generally present in the underlying Fund.

Anticipatory Hedging: If an underlying Fund receives or anticipates significant cash purchase transactions, the underlying Fund may hedge market risk (the risk of not being invested in the market) by purchasing long futures contracts or entering into long swap contracts to obtain market exposure until such time as direct investments can be made efficiently. Conversely, if an underlying Fund receives or anticipates a significant demand for cash redemptions, the underlying Fund may sell futures contracts or enter into short swap contracts while the underlying Fund disposes of securities in an orderly fashion.

Investment

An underlying Fund is not limited with respect to the extent to which derivatives may be used or with respect to the absolute face value of its derivative positions. As a result, an underlying Fund may be leveraged in terms of aggregate exposure of its assets. The Manager seeks to manage the effective market exposure of each underlying Fund by controlling the projected tracking error relative to each underlying Fund's benchmark.

An underlying Fund may use derivative instruments (particularly long futures contracts, related options, and long swap contracts) in place of investing directly in securities. Because a foreign derivative generally only provides the return of a foreign market in local currency terms, an underlying Fund will often purchase a foreign currency forward in conjunction with using derivatives to give the effect of investing directly.

GMO International Bond Fund, GMO Currency Hedged International Bond Fund, GMO Global Bond Fund, and GMO Core Plus Bond Fund each take active overweighted and underweighted positions with respect to particular bond markets and currencies relative to the underlying Fund's performance benchmark. Often these active positions will be achieved using long and short derivative positions and combinations of such positions to create synthetic securities.

Risk Management

An underlying Fund may use options, futures, and related options as well as swap contracts to adjust the weight of the underlying Fund to a level the Manager believes is the optimal exposure to individual countries and issuers. Sometimes, an underlying Fund uses these transactions as a precursor to actual sales and purchases.

Other Uses

An underlying Fund generally uses total return swaps to gain investment exposure to fixed income securities where direct ownership is either not legally possible or is economically unattractive. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the fixed income security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, an underlying Fund will receive a payment from or make a payment to the counterparty, respectively.

Credit default swaps are used to protect underlying Funds (primarily GMO Emerging Country Debt Fund, other Fixed Income Funds that invest a portion of their assets in emerging market debt, and GMO Core Plus Bond Fund) against events of default by corporate and sovereign issuers of debt, or to create direct or synthetic short or long exposure to sovereign and domestic or foreign corporate debt securities to which such underlying Funds are not otherwise exposed. With credit default swaps, underlying Funds may pay what is, in effect, an insurance premium and, in return, have the right to put certain bonds or loans upon issuer default (or similar events) and to receive in return the par (or other agreed-upon) value of those bonds or loans. The underlying Funds may also use credit default swaps for investment purposes, in which case the underlying Fund will receive the premium referenced above, but would be obligated to pay the par (or other agreed-upon) value of the defaulted bonds or loans upon the issuer's default. GMO Short-Duration Collateral Fund and GMO World Opportunity Overlay Fund generally only use credit default swaps for investment purposes.

Many of the debt instruments in which the underlying Funds invest may not be available with precisely the duration or other interest rate terms that the Manager would prefer. The Manager may decide to alter the interest rate exposure of these debt instruments by employing interest rate swaps. An underlying Fund can then maintain its investment in the credit of the issuer through the debt instrument but adjust its interest rate exposure through the swap. With these swaps, the underlying Funds and the counterparties swap interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration.

Foreign Currency Derivative Transactions Used by the Fixed Income Funds

-     Buying and selling spot currencies

-     Forward foreign currency contracts

-     Currency futures contracts and related options

-     Options on currencies

-     Currency swap contracts

Uses of Foreign Currency Derivative Transactions by the Fixed Income Funds

Hedging

Traditional Hedging: An underlying Fund may effect foreign currency transactions
- generally short forward or futures contracts - to hedge the risk of foreign currencies represented by its securities investments back into the U.S. dollar. An underlying Fund is not required to hedge any of the currency risk obtained by investing in securities denominated in foreign currencies (except in the case of GMO Currency Hedged International Bond Fund).

Anticipatory Hedging: When an underlying Fund enters into a contract for the purchase of, or anticipates the need to purchase, a security denominated in a foreign currency, it may "lock in" the U.S. dollar price of the security by buying the foreign currency or through the use of currency forwards or futures.

Proxy Hedging: An underlying Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.

Investment

An underlying Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index in order to create synthetic foreign currency denominated securities.

Risk Management

Subject to certain limitations, an underlying Fund may use foreign currency transactions for risk management, which will permit the underlying Fund to have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. This foreign currency exposure may include long and short exposure to particular currencies beyond the amount of an underlying Fund's investment in securities denominated in that currency.

GMO ALPHA ONLY FUND ("ALPHA ONLY ")

Alpha Only uses the same types of derivatives as the International Equity Funds in seeking to deliver the hedged equity return described below. Alpha Only seeks total return consistent with minimal exposure to general equity market risk.

Hedged Equity Strategy

Alpha Only's assets are primarily invested in equity securities either directly or indirectly through investment in U.S. Equity and International Equity Funds. However, as a result of Alpha Only's hedging techniques, Alpha Only expects to create a return more similar to that received by an investment in fixed income securities.

Alpha Only pursues its investment objective by investing substantially all of its assets in a combination of: (i) equity securities; (ii) shares of U.S. Equity Funds and International Equity Funds (including GMO Emerging Markets Fund and GMO Emerging Countries Fund, which primarily make investments in emerging markets); (iii) derivative instruments intended to hedge the value of Alpha Only's equity securities held directly or through investment in underlying Funds against substantially all of the general movements in the relevant equity market(s), including hedges against substantially all of the changes in the value of the U.S. dollar relative to the currencies represented in the indexes used to hedge general equity market risk; and (iv) long interest rate futures contracts intended to adjust the duration of the theoretical fixed income security embedded in the pricing of the derivatives used for hedging Alpha Only's equity exposure.

To the extent that Alpha Only's hedging positions are effective, the performance of Alpha Only is not expected to correlate with the movements of equity markets generally. Instead, it is expected to perform more like a short-term fixed income fund, with variation in return (alpha) resulting from the Manager's outperformance or underperformance relative to equity markets generally.

Foreign Currency Derivative Transactions Used by Alpha Only

-     Buying and selling spot currencies

-     Forward foreign currency contracts

-     Currency futures contracts and related options

-     Options on currencies

-     Currency swap contracts

Uses of Foreign Currency Derivative Transactions by Alpha Only

Hedging

Traditional Hedging: Alpha Only may effect foreign currency transactions, generally short forward or futures contracts, to hedge the risk of foreign currencies represented by its securities investments back into the U.S. dollar. Alpha Only is not required to hedge any of the currency risk obtained by investing in securities denominated in foreign currencies.

Proxy Hedging: Alpha Only may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.

Investment

Alpha Only may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index in order to create synthetic foreign currency denominated securities.

Risk Management

Subject to the limitations described below, Alpha Only may use foreign currency transactions for risk management, which will permit Alpha Only to have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. This foreign currency exposure may include long exposure to particular currencies beyond the amount of Alpha Only's investment in securities denominated in that currency.

A Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets. A Fund also will not hold net aggregate foreign currency exposure in excess of its net assets (except for temporary purposes due to large cash flows). However, a Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

                                 TRACKING ERROR

In certain cases, the Manager may consider an underlying Fund's "tracking error" in constructing its portfolio. Tracking error is a measure of the risk of a portfolio return relative to a benchmark. It is a calculation of the standard deviation of the returns of a portfolio less the relevant benchmark. For example, if an underlying Fund that is an equity fund had a tracking error of 4% versus the S&P 500, this would mean that the annualized volatility of its return less the S&P 500's return was 4%.

                             INVESTMENT RESTRICTIONS

Fundamental Restrictions:

Without a vote of the majority of the outstanding voting securities of the relevant Fund, the Trust will not take any of the following actions with respect to either Fund as indicated:

(1) Borrow money except under the following circumstances: (i) Each Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) Each Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; (iii) Each Fund may enter into transactions that are technically borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls, and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that a Fund's custodian earmarks and maintains cash and/or high grade debt securities equal in value to its obligations in respect of these transactions.

Under current pronouncements of the SEC staff, the above types of transactions are not treated as involving senior securities so long as and to the extent that a Fund's custodian earmarks and maintains liquid assets, such as cash, U.S. government securities or other appropriate assets equal in value to its obligations in respect of these transactions.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

(4) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities. Loans of portfolio securities may be made with respect to up to 33 1/3% of a Fund's total assets in the case of each Fund.

(5) Concentrate more than 25% of the value of its total assets in any one industry.

(6) Purchase commodities or commodities contracts, except that the Fund may purchase and sell financial futures contracts and options thereon and may invest in other Funds that purchase or sell commodities, commodity contracts or any type of commodity-related derivative instrument (including without limitation all types of commodity-related swaps, futures contracts, forward contracts and options contracts).

(7) Issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC. The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements, and standby commitment agreements fall within the functional meaning of the term "evidence of indebtedness," the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if a Fund covers such securities by earmarking and maintaining certain assets on the books and records of the Fund's custodian. Similarly, so long as such earmarked assets are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or encumbrance of assets; any borrowing permitted by Fundamental Restriction (1) above; any collateral arrangements with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.

(8) Cause less than 75% of the value of the Fund's total assets to be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of any single issuer.

Non-Fundamental Restrictions:

The following actions are contrary to the present policy of the Funds, which may be changed by the Trustees without shareholder approval:

(1) Buy or sell oil, gas, or other mineral leases, rights or royalty contracts.

(2) Make investments for the purpose of gaining control of a company's management.

(3) Invest more than 15% of net assets in illiquid securities. For this purpose, "illiquid securities" may include certain restricted securities under the Federal securities laws (including illiquid securities eligible for resale under Rules 144 or 144A), repurchase agreements, and securities that are not readily marketable. To the extent the Trustees determine that restricted securities eligible for resale under Rules 144 or 144A (safe harbor rules for resales of securities acquired under Section 4(2) private placements) under the Securities Act of 1933, repurchase agreements and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.

Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

For so long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, each Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.

(4) Change a Fund's non-fundamental investment policy adopted pursuant to Rule 35d-1 under the 1940 Act (each, a "Name Policy"), as set forth under each Fund's "Principal investment strategies" in the Prospectus, without providing the Fund's shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to such change.

For purposes of its Name Policy, each Fund considers the term "investments" to include both direct investments and indirect investments (e.g., investments in an underlying Fund, derivatives, and synthetic instruments with economic characteristics similar to the underlying asset), and a Fund may achieve exposure to a particular investment or country through direct investments or indirect investments.

Except as indicated above in Fundamental Restriction (1), all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The phrase "shareholder approval," as used in the Prospectus and in this Statement of Additional Information, and the phrase "vote of a majority of the outstanding voting securities," as used herein with respect to a Fund, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund, or (2) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information, the investment policies of each Fund may be changed by the Trust's Trustees without the approval of shareholders.

When used in connection with a Fund's Name Policy, the Manager uses the terms "investments," "assets," and "tied economically" as defined in the Prospectus.

GMO World Opportunities Equity Allocation Fund typically invests its assets in investments that are tied economically to a number of countries throughout the world.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Fund will be determined as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern time. Please refer to "Determination of Net Asset Value" in the Prospectus for additional information.

                                  DISTRIBUTIONS

The Prospectus describes the distribution policies of each Fund under the heading "Distributions." Each Fund maintains a policy in all cases to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers. For distribution and federal income tax purposes, a portion of the premiums from certain expired call or put options written by a Fund, net gains from certain closing purchase and sale transactions with respect to such options, and a portion of net gains from other options and futures transactions are treated as short-term capital gain (i.e., gain from the sale of securities held for 12 months or less). Each Fund generally maintains a policy to make distributions at least annually, sufficient to avoid the imposition of a nondeductible 4% excise tax on certain undistributed amounts of taxable investment income and capital gains.

                                      TAXES

TAX STATUS AND TAXATION OF EACH FUND

Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid -- generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of a Fund's investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004 (the "2004 Act"), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph
(c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed timely to its shareholders in the form of dividends (including Capital Gain Dividends, defined below).

If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if a Fund is permitted so to elect and so elects), plus any retained amount from the prior year, such Fund will be subject to a 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., payment of excise tax amounts deemed by the Fund to be de minimis).

TAXATION OF FUND DISTRIBUTIONS AND SALES OF FUND SHARES

The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gains if the shares have been held as capital assets for more than 12 months and as short-term capital gains if the shares have been held as capital assets for not more than 12 months. However, depending on a shareholder's percentage ownership in a Fund, a partial redemption of Fund shares could cause the shareholder to be treated as receiving a dividend, taxable as ordinary income in an amount equal to the full amount of the distribution, rather than capital gain income.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gains from the sale of investments that a Fund owned for more than 12 months and that are properly designated by a Fund as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for 12 months or less will be taxable to shareholders as ordinary income. For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares.

A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. In any event, if the qualified dividend income received by a Fund during any taxable year is 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

If a Fund receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund designates such dividends as "qualified dividend income," then the Fund may, in turn, designate a portion of its distributions as "qualified dividend income" as well, provided the Fund meets the holding period and other requirements with respect to shares of the underlying fund.

Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

Depending on a Fund's percentage ownership in an underlying fund both before and after a redemption of underlying fund shares, the Fund's redemption of shares of such underlying fund may cause the Fund to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. This would be the case where a Fund holds a significant interest in an underlying fund and redeems only a small portion of such interest.

Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received by a shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Trust will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

If a Fund makes a distribution to you in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Dividends and distributions on each Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

Because the Funds will invest all of its assets in shares of underlying funds, its distributable income and gains will normally consist entirely of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Funds will not be able to recognize its shares of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, a Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

For corporate shareholders (other than S corporations), the dividends-received deduction will generally apply (subject to a holding period requirement imposed by the Code) to a Fund's dividends paid from investment income to the extent derived from dividends received from U.S. corporations. However, any distributions received by a Fund from REITs will not qualify for the corporate dividends-received deduction. A Fund's investments in REIT equity securities may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends paid by REITs generally will not be eligible to be treated as "qualified dividend income."

Under current law, the Funds serve to block unrelated business taxable income ("UBTI") from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. Certain Funds may invest in REITs that hold residual interests in REMICs.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Fund as an investment through such plans.

BACKUP WITHHOLDING

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder (including foreign individuals) who fails to furnish the Fund with a correct taxpayer identification number, who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010. Distributions will not be subject to backup withholding to the extent they are subject to the withholding tax on foreign persons described in the next paragraph. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

WITHHOLDING ON DISTRIBUTIONS TO FOREIGN INVESTORS

Dividend distributions (including distributions derived from short-term capital gains) are in general subject to a U.S. withholding tax of 30% when paid to a nonresident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership ("foreign shareholder"). Persons who are resident in a country, such as the U.K., that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of Capital Gain Dividends paid by a Fund to a foreign shareholder, and any gain realized upon the sale of Fund shares by such a shareholder, will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year. However, such distributions and sale proceeds may be subject to backup withholding, unless the foreign investor certifies his non-U.S. residency status. Also, foreign shareholders with respect to whom income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. Again, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.

Under the 2004 Act, effective for taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly designated by the Fund (the "interest-related dividends"), and (ii) with respect to distributions (other than distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund (the "short-term capital gain dividends").

The fact that a Fund achieves its investment objectives by investing in underlying funds will generally not adversely affect the Fund's ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that (1) interest-related dividends received by the Fund are offset by deductions allocable to the Fund's qualified interest income or (2) short-term capital gain dividends received by the Fund are offset by the Fund's net short- or long-term capital losses, in which case the amount of a distribution from the Fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds.

If a beneficial holder who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

The 2004 Act modifies the tax treatment of distributions from a Fund that are paid to a foreign shareholder and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign shareholders attributable to gains from the sale or exchange of USRPIs ("FIRPTA Distributions") will give rise to an obligation for those foreign shareholders to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations. Under current law, a distribution from a Fund to a foreign shareholder is not anticipated to be characterized as a FIRPTA Distribution.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning after December 31, 2004) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if a Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign shareholders. Foreign shareholders in a Fund should consult their tax advisors with respect to the potential application of the 2004 Act.

FOREIGN TAXES

An underlying Fund's investments in foreign securities may be subject to foreign withholding taxes on dividends, interest, or capital gains which will decrease the yield of a Fund invested in such underlying Fund. Foreign withholding taxes may be reduced under income tax treaties between the United States and certain foreign jurisdictions. Depending on the number of non-U.S. shareholders in an underlying Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.

Under current law, a Fund cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by underlying funds. In general, a Fund may only elect to pass through to its shareholders foreign income taxes it pays provided that it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold.

TAX IMPLICATIONS OF CERTAIN INVESTMENTS

Certain of the Funds' investments, including assets "marked to the market" for federal income tax purposes, debt obligations issued or purchased at a discount and potentially so-called "index securities" (including inflation indexed bonds), will create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

The Funds' transactions in options, futures contracts, hedging transactions, forward contracts, straddles, swaps, and foreign currencies may accelerate income, defer losses, cause adjustments in the holding periods of the Funds' securities and convert long-term capital gains into short-term capital gains and short-term capital losses into long-term capital losses. These transactions may affect the amount, timing, and character of distributions to shareholders.

Investments by an underlying Fund in certain passive foreign investment companies ("PFICs") could subject such underlying Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to its shareholders. However, if the underlying Fund is in a position to treat such a passive foreign investment company as a "qualified electing fund," the underlying Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternatively, the underlying Fund may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the underlying Fund to avoid taxation. Making either of these elections therefore may require the underlying Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain of a Fund investing in that underlying Fund and affect that Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

LOSS OF REGULATED INVESTMENT COMPANY STATUS

A Fund may experience particular difficulty qualifying as a regulated investment company in the case of highly unusual market movements, in the case of high redemption levels and/or during the first year of its operations. If a Fund were to not qualify for taxation as a regulated investment company for any taxable year, the Fund's income would be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains and net tax-exempt income, generally would be taxable to shareholders as ordinary income and subject to withholding in the case of non-U.S. shareholders. Such distributions generally would be eligible
(i) to be treated as "qualified dividend income" in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, a Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions.

TAX SHELTER REPORTING REGULATIONS

If a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

                             MANAGEMENT OF THE TRUST

The following tables present information regarding each Trustee and officer of the Trust as of the date of this Statement of Additional Information. Each Trustee's and officer's date of birth ("DOB") is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust's governing documents. Each of the Trustees of the Trust is not an "interested person" of the Trust, as such term is used in the 1940 Act. Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

                                                                                      NUMBER OF
                                                                                      PORTFOLIOS
 NAME, DATE OF BIRTH, AND                                                                IN            OTHER
     POSITION(S) HELD                  LENGTH OF            PRINCIPAL OCCUPATION(S)  FUND COMPLEX  DIRECTORSHIPS
      WITH THE TRUST                  TIME SERVED            DURING PAST 5 YEARS       OVERSEEN        HELD
-------------------------  -------------------------------  -----------------------  ------------  ---------------
Donald W. Glazer, Esq.     Chairman of the Board of         Consultant -- Business       44         None
Chairman of the Board of   Trustees since March 2005; Lead  and Law(1); Vice Chair
Trustees                   Independent Trustee (September   (since 2002) and
DOB:  07/26/1944           2004-March 2005); Trustee since  Secretary, Provant,
                           December 2000                    Inc.; Author of Legal
                                                            Treatises.
Jay O. Light               Since May 1996                   Professor of Business        44         Director of
Trustee                                                     Administration and                       Harvard
DOB:  10/03/1941                                            Senior Associate Dean,                  Management
                                                            Harvard University.                     Company, Inc.
                                                                                                    and Verde,
                                                                                                    Inc.; Director
                                                                                                    of Partners
                                                                                                     HealthCare
                                                                                                    System, Inc.
                                                                                                    and Chair of
                                                                                                   its Investment
                                                                                                     Committee.
W. Nicholas Thorndike      Since March 2005                 Director or trustee of       44         Director of
DOB:  03/28/1933                                            various corporations                      Courier
                                                            and charitable                         Corporation (a
                                                            organizations,                         book publisher
                                                            including Courier                           and
                                                            Corporation (a book                    manufacturer);
                                                            publisher and                          Member of the
                                                            manufacturer) (July                      Investment
                                                            1989-present); Putnam                   Committee of
                                                            Funds (December                           Partners
                                                            1992-June 2004); and                     HealthCare
                                                            Providence Journal (a                   System, Inc.
                                                            newspaper publisher)
                                                            (December 1986-December
                                                            2003).

--------------
 (1) As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar year ended December 31, 2003, these entities paid $469,752.50 in legal fees and disbursements to Goodwin. For the calendar year ended December 31, 2004, billings for such legal fees and disbursements were $373,499.47.

OFFICERS

                             POSITION(S) HELD           LENGTH             PRINCIPAL OCCUPATION(S)
  NAME AND DATE OF BIRTH      WITH THE TRUST       OF TIME SERVED           DURING PAST 5 YEARS
--------------------------  -------------------  -------------------  ---------------------------------
Scott Eston                 President and Chief  President and Chief  Chief Financial Officer, Chief
DOB:  01/20/1956            Executive Officer    Executive Officer    Operating Officer (2000-present)
                                                 since October 2002;  and Member, Grantham, Mayo, Van
                                                 Vice President from  Otterloo & Co. LLC.
                                                 August 1998 -
                                                 October 2002.

Susan Randall Harbert       Chief Financial      Chief Financial      Member, Grantham, Mayo, Van
DOB:  04/25/1957            Officer and          Officer since        Otterloo & Co. LLC.
                            Treasurer            February 2000;
                                                 Treasurer since
                                                 February 1998.

Brent C. Arvidson           Assistant Treasurer  Since August 1998.   Senior Fund Administrator,
DOB:  06/26/1969                                                      Grantham, Mayo, Van Otterloo &
                                                                      Co. LLC.

Sheppard N. Burnett         Assistant Treasurer  Since September      Fund Administration Staff,
DOB: 10/24/1968                                  2004.                Grantham, Mayo, Van Otterloo & Co.
                                                                      LLC(June 2004--present); Vice
                                                                      President, Director of Tax,
                                                                      Columbia Management Group
                                                                      (2002-2004) and Senior Tax
                                                                      Manager (2000-2002) and Tax
                                                                      Manager (1999-2000),
                                                                      PricewaterhouseCoopers
                                                                      LLP.

Michael E. Gillespie        Chief Compliance     Since March 2005.    Vice President of Compliance
DOB:  02/18/1958            Officer                                   (June 2004-February 2005) and
                                                                      Director of Domestic Compliance
                                                                      (March 2002-June 2004), Fidelity
                                                                      Investments; Vice President and
                                                                      Senior Counsel, State Street
                                                                      Bank and Trust Company (May
                                                                      1998-March 2002)
David L. Bohan              Vice President,      Since March 2005     Legal Counsel, Grantham, Mayo,
DOB:  06/21/1964            Secretary, and                            Van Otterloo & Co. LLC
                            Clerk                                     (September 2003- present);
                                                                      Attorney, Goodwin Procter
                                                                      LLP (September 1996-September
                                                                      2003).
Julie L. Perniola           Vice President       Vice President,      Anti-Money Laundering Reporting
DOB:  10/07/1970                                 February,            Officer (February 2003- December
                                                 2003-present;        2004) and Chief Compliance
                                                 Anti-Money           Officer (April 1995- present),
                                                 Laundering           Grantham, Mayo, Van Otterloo &
                                                 Compliance Officer,  Co. LLC.
                                                 February

                                                 2003-December 2004.
Cheryl Wakeham              Vice President and   Since December       Manager, Client Service
DOB: 10/29/1958             Anti-Money           2004.                Administration, Grantham, Mayo,
                            Laundering Officer                        Van Otterloo & Co. LLC (February
                                                                      1999 -- present).

TRUSTEES' RESPONSIBILITIES. Under the provisions of the GMO Declaration of Trust, the Trustees manage the business of the Trust, an open-end management investment company. The Trustees have all powers necessary or convenient to carry out that responsibility, including the power to engage in securities transactions on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust; amend and repeal By-Laws to the extent that such By-Laws do not reserve that right to the shareholders; fill vacancies in or remove members of the Board of Trustees (including any vacancies created by an increase in the number of Trustees); remove members of the Board of Trustees with or without cause; elect and remove officers and appoint and terminate agents as they consider appropriate; appoint members of the Board of Trustees to one or more committees consisting of two or more Trustees, which may exercise the powers and authority of the Trustees, and terminate any such appointments; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer agent or a shareholder servicing agent, or both; provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; set record dates for the determination of Shareholders with respect to various matters; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees, and to any agent or employee of the Trust or to any custodian or underwriter.

Prior to March 24, 2005, the Board of Trustees had two standing committees: the Independent Trustees/Audit Committee and the Pricing Committee. Mr. Glazer and Mr. Light were members of the Independent Trustees/Audit Committee. During the fiscal year ended February 28, 2005, the Independent Trustees/Audit Committee held nine meetings. Mr. Glazer and Mr. Light also were members of the Pricing Committee, and R. Jeremy Grantham (who served as an interested Trustee until March 2005) was an alternate member of the Pricing Committee. During the fiscal year ended February 28, 2005, the Pricing Committee held seven meetings.

Effective March 24, 2005, the Independent Trustees/Audit Committee was renamed the "Audit Committee," the Pricing Committee was renamed the "Investment/Pricing Committee," and the Board formed a third standing committee, the "Governance Committee." The Committees assist the Board of Trustees in performing its functions under the 1940 Act and Massachusetts law. The Audit Committee provides oversight with respect to the Trust's accounting, its financial reporting policies and practices, the quality and objectivity of the Trust's financial statements and the independent audit of those statements. In addition, the Audit Committee appoints, determines the independence and compensation of, and oversees the work of the Funds' independent auditors and acts as a liaison between the Trust's independent auditors and the Board of Trustees. Mr. Thorndike and Mr. Glazer are members of the Audit Committee, and Mr. Light is an alternate member of the Audit Committee. Mr. Thorndike is the Chairman of the Audit Committee. The Investment/Pricing Committee considers an investment program for each Fund and each proposed Fund and oversees the valuation of the Funds' securities and other assets. The Investment/Pricing Committee also reviews and makes recommendations regarding the Trust's Pricing Policies and, to the extent required by the Pricing Policies, determines the fair value of the Funds' securities or other assets. Mr. Light and Mr. Thorndike are members of the Investment/Pricing Committee, and Mr. Glazer is an alternate member of the Investment/Pricing Committee. Mr. Light is the Chairman of the Investment/ Pricing Committee. The Governance Committee oversees general Fund governance-related matters, including making recommendations to the Board of Trustees relating to Trust governance, performing functions mandated by the Investment Company Act, as delegated to it by the Board of Trustees, considering the skills, qualifications, and independence of Trustees, proposing candidates to serve as Trustees, and overseeing the determination that any person serving as legal counsel for the Independent Trustees meets the Investment Company Act requirements for being "independent legal counsel." Mr. Glazer and Mr. Light are members of the Governance Committee, and Mr. Thorndike is an alternate member of the Governance Committee. Mr. Glazer is the Chairman of the Governance Committee.

Shareholders wishing to make recommendations for nominees to the Board of Trustees may direct communications to the Board of Trustees as a whole or to specified individual Trustees by submitting such communications to the Attention of the Board of Trustees, c/o GMO Trust Chief Compliance Officer, GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. A shareholder communication must (i) be in writing and signed by the shareholder, (ii) identify the Fund to which it relates, and (iii) identify the class and number of shares held by the shareholder.

In determining to approve the Funds' investment management contracts, the Trustees considered a number of factors relevant to the interests of the shareholders of the Funds, considered separately from the other GMO Trust funds, but giving due consideration to the common interests between the Funds and the other GMO Trust funds. To this end, the Trustees considered information they obtained from meetings over the course of the past year with the relevant investment advisory personnel from the Manager and considered information provided by the Manager relating to the education, experience and number of investment professionals and other personnel who would be providing services under the contracts. See "Management of the Fund" in the Prospectuses and "Management of the Trust - Officers" above. The Trustees concluded that the Manager's advisory personnel are of sufficient quality and quantity to provide service to the Funds and meet any reasonably foreseeable obligations under the contracts.

Since the Funds have not yet commenced operations, the Trustees were unable to consider their performance. The Trustees did consider the business reputation of the Manager, its investment performance record, and its financial resources and concluded that the Manager would be able to meet any reasonably foreseeable obligations under the contracts.

The Trustees received information concerning the investment philosophies and investment processes to be applied by the Manager in managing the Funds. See "Investment Objective, Principal Investment Strategies, Benchmark, and Principal Risks" in the Prospectuses. In connection with that information, the Trustees considered the Manager's in-house research capabilities as well as other resources available to the Manager's personnel, including proprietary quantitative investment models. The Trustees concluded that the Manager's investment process, research capabilities, and philosophies were well suited to the Funds, given the Funds' investment objectives and policies.

The Trustees considered the scope of the services to be provided by the Manager to the Funds under the investment advisory contracts. The Trustees noted that the standards of care set forth in the contracts were comparable to those found in most mutual fund investment advisory contracts. See "Investment Advisory and Other Services" below. The Trustees concluded that the scope of the Manager's services to the Funds was consistent with the Funds' operational requirements, including, in addition to seeking to achieve the Funds' investment objectives, compliance with the Funds' investment restrictions, tax and reporting requirements, and related shareholder services.

The Trustees considered the quality of the services (by comparison to other funds) to be provided by the Manager to the Funds. The Trustees evaluated the Manager's record with respect to regulatory compliance and compliance with investment policies. The Trustees also evaluated the procedures of the Manager designed to fulfill the Manager's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Manager's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Trust - Code of Ethics" below), the procedures by which the Manager allocates trades among its various investment advisory clients (see "Portfolio Transactions" below), the integrity of the systems in place to ensure compliance with the foregoing and the record of the Manager in these matters. The Trustees also received information concerning standards of the Manager with respect to the execution of portfolio transactions. The Trustees concluded that the Manager's record and current ability as it relates to these matters indicate the Manager's ability to appropriately manage the Funds and adequately fulfill its fiduciary and ethical responsibilities to them.

The Trustees considered the Manager's management of non-advisory services to be provided by persons other than the Manager, considering, among other things, the Funds' estimated total expenses and the reputation of the Funds' other service providers. See "Investment Objective, Principal Investment Strategies, Benchmark, and Principal Risks" in the Prospectuses. The Trustees concluded that these non-advisory services could be appropriately managed for the Funds by the Manager.

The Trustees also considered the competence of the personnel responsible for managing the Funds, the support those personnel will receive from the Manager, the investment techniques to be used to manage the Funds, and the overall competence of the Manager, and concluded that the level of service the Manager could provide is high and that the Manager could adequately fulfill its contractual requirements.

The Trustees also considered the fact that there would be no management fee payable under the contracts. The Trustees reviewed information prepared by Lipper Inc. concerning fees paid to investment managers of funds with similar objectives, which showed that the Funds' management fees and estimated actual expenses would be as low as or lower than those of the other funds. The Trustees also considered the costs associated with managing the Funds and possible economies of scale to the Manager including how such economies of scale may change as the Funds grow. For these purposes, the Trustees took into account the so-called "fallout benefits" to the Manager such as reputational value derived from serving as investment manager to the Funds. Considering these factors, including that there would be no management fee, the Trustees concluded that the level of compensation for the Manager's services to the Funds would be fair.

In addition, the Trustees, including the Independent Trustees, met on January 20, 2005 (a) to discuss the materials provided by the Manager for purposes of considering the Manager's proposal to establish the Funds as two new series of the Trust and the proposed new management contracts between the Trust, on behalf of the Funds, and the Manager and (b) to meet with members of the Manager's U.S. Quantitative division who would be responsible for the management of the Funds. The Trustees', including the Independent Trustees', decision to approve the management contracts for the Funds is based on a number of factors, including the following: First, the Trustees noted that the Funds would not be charged advisory fees and that the Manager had agreed to reimburse certain of the Funds' direct expenses. Second, based on their meeting with the members of the Manger's U.S. Quantitative division, the time and attention to be devoted by senior management to the Funds, their evaluation of the level of skill required to manage the Funds, and their consideration, as applicable, of information provided in connection with the annual contract renewals of the existing funds of GMO Trust in May and June 2004, the Independent Trustees expressed their belief that the quality of the Manager's personnel and the investment advice and administrative services they would provide to the Funds would be very high and appropriate to fulfill effectively the Manager's duties under the contracts.

Based on the foregoing and the fact that the Fund would not be charged an advisory fee, the Trustees concluded that the scope and quality of the Manager's services would be sufficient, in light of the particular portfolio management techniques, resources brought to bear by the Manager, the competence of the Manager, the Manager's personnel and systems, and the financial resources of the Manager and determined to approve the management contracts for the Funds.

Trustee Fund Ownership

The following table sets forth ranges of the Trustees' direct beneficial share ownership in the Funds and in all other Funds of the Trust as of December 31, 2004.

                                                                 AGGREGATE DOLLAR RANGE OF SHARES
                                                                      DIRECTLY OWNED IN ALL
                                           DOLLAR RANGE OF         FUNDS OF THE TRUST (WHETHER
                                       SHARES DIRECTLY OWNED IN     OR NOT OFFERED HEREUNDER)
    NAME/FUNDS OFFERED HEREUNDER      FUNDS OFFERED HEREUNDER*         OVERSEEN BY TRUSTEE
------------------------------------  -------------------------  --------------------------------
JAY O. LIGHT                                     None                         None

DONALD W. GLAZER                                 None                    over $100,000

W. NICHOLAS THORNDIKE                            None                         None


* The Funds will commence operations on or following the date of this Statement of Additional Information and, therefore, have not yet offered any shares for sale.

The following table sets forth ranges of the Trustees' indirect beneficial share ownership in Funds of the Trust, as of December 31, 2004, by virtue of their direct ownership of shares of certain Funds (as disclosed in the table immediately above) that invest in other Funds of the Trust and of other private investment companies managed by the Manager that invest in Funds of the Trust.

                                                                   AGGREGATE DOLLAR RANGE OF SHARES
                                                                       INDIRECTLY OWNED IN ALL
                                           DOLLAR RANGE OF           FUNDS OF THE TRUST (WHETHER
                                      SHARES INDIRECTLY OWNED IN      OR NOT OFFERED HEREUNDER)
    NAME/FUNDS OFFERED HEREUNDER       FUNDS OFFERED HEREUNDER           OVERSEEN BY TRUSTEE
------------------------------------  --------------------------  ---------------------------------
DONALD W. GLAZER                                None                        over $100,000

Trustee Ownership of Securities Issued by the Manager or Principal Underwriter None.

Trustee Ownership of Related Companies

The following table sets forth information about securities owned by the trustees and their family members as of December 31, 2004 in entities directly or indirectly controlling, controlled by, or under common control with the Manager or Funds Distributor, Inc., the Funds' principal underwriter.


                       NAME OF
    NAME OF          OWNER(S) AND
 NON-INTERESTED    RELATIONSHIP TO                            TITLE OF      VALUE OF
    TRUSTEE            TRUSTEE               COMPANY            CLASS      SECURITIES   % OF CLASS
----------------  ------------------  ---------------------  -----------  -----------  ------------
Jay O. Light             N/A                  None              N/A               N/A       N/A

Donald W. Glazer        Self          GMO Tax-Managed        Limited      $   420,726      4.20%(2)
                                      Absolute Return Fund,  partnership
                                      a private investment   interest-
                                      company managed by     Class C
                                      the Manager.(1)

                                      GMO Multi-Strategy     Limited      $   418,351      0.38%(2)
                                      Fund (Onshore), a      partnership
                                      private investment     interest-
                                      company managed by     Class A
                                      the Manager.(1)

                                      GMO Brazil             Limited      $         0      1.95%
                                      Sustainable Forest     partnership
                                      Fund, LP, a private    interest
                                      investment company
                                      managed by Renewable
                                      Resources LLC(3), an
                                      affiliate of the
                                      Manager.

                                      GMO Brazil             Limited      $         0      2.02%
                                      Sustainable Forest     partnership
                                      Fund 2, LP, a private  interest
                                      investment company
                                      managed by Renewable
                                      Resources LLC(3), an
                                      affiliate of the
                                      Manager.
W. Nicholas              N/A          None                   N/A                  N/A       N/A
Thorndike

(1) The Manager may be deemed to "control" this fund by virtue of its serving as investment manager of the fund.

(2) Mr. Glazer owns less than 1% of the outstanding voting securities of the fund.

(3) The Manager may be deemed to "control" this fund by virtue of its affiliation with and role as managing member of Renewable Resources LLC.

REMUNERATION. The Trust has adopted a compensation policy for its non-interested Trustees. Each non-interested Trustee receives an annual retainer from the Trust for his services. In addition, each non-interested Chairman of the Trust's standing committees and a non-interested Chairman of the Board of Trustees receive an annual fee. Each non-interested Trustee is also paid a fee for each in-person and telephone meeting of the Board of Trustees or any committee thereof attended or participated in, as the case may be, and a fee for consideration of any action proposed to be taken by written consent. The Trust pays no additional compensation to any non-interested Trustee for travel time to meetings, attendance at director's educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences, or service on special director task forces or subcommittees, although the Trust does reimburse non-interested Trustees for seminar or conference fees and for travel expenses incurred in connection with attendance at such seminars or conferences. Non-interested Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. All current Trustees of the Trust are non-interested Trustees.

Other than as set forth in the table below, no Trustee or officer of the Trust received any direct compensation from the Funds, the Trust or any other series hereunder during the fiscal year ended February 28, 2005:

                                                                                NAME OF PERSON, POSITION
                                                                                ------------------------
                                                Donald W. Glazer, Esq.,   Jay O. Light,  W. Nicholas Thorndike,
                                                        Trustee              Trustee            Trustee**
                                                -----------------------  --------------  ----------------------
                  COMPENSATION FROM EACH FUND:

            Strategic Balanced Allocation Fund         N/A*                   N/A*                N/A
    World Opportunities Equity Allocation Fund         N/A*                   N/A*                N/A

PENSION OR RETIREMENT BENEFITS ACCRUED AS PART         N/A                    N/A                 N/A
                             OF FUND EXPENSES:

                ESTIMATED ANNUAL BENEFITS UPON         N/A                    N/A                 N/A
                                   RETIREMENT:

            TOTAL COMPENSATION FROM THE TRUST:      $ 170,683              $ 165,903              N/A

* The Funds will commence operations on or following the date of this Statement of Additional Information, and, therefore, have not yet paid any compensation to the Trustees.

** Mr. Thorndike became a Trustee on March 23, 2005 and therefore did not receive any compensation during the fiscal year ended February 28, 2005.

Mr. Eston and Ms. Harbert do not receive any compensation from the Trust, but as members of the Manager will benefit from the management fees paid by each Fund of the Trust.

The Funds will commence operations on or following the date of this Statement of Additional Information. Therefore, as of the date hereof, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of each Fund.

CODE OF ETHICS. Each of the Trust and the Manager has adopted a Code of Ethics pursuant to the requirements of the 1940 Act. Under the Code of Ethics, personnel are permitted to engage in personal securities transactions only in accordance with certain conditions relating to such persons' position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be held by the Funds are permitted, subject to compliance with applicable provisions of the Code. Personal securities transactions must be reported quarterly and broker confirmations of such transactions must be provided for review.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Management Contracts

As disclosed in the Prospectus under the heading "Management of the Funds," under separate Management Contracts (each a "Management Contract") between the Trust, on behalf of the Funds, and the Manager, subject to such policies as the Trustees of the Trust may determine, the Manager will furnish continuously an asset allocation program for each Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises, and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services, and pays all salaries, fees, and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions--Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers who furnish the Manager, at no cost, certain research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.

As is disclosed in the Prospectus, the Manager has contractually agreed to reimburse each Fund with respect to certain Fund expenses incurred through at least June 30, 2005.

Each Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

Each Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who were not "interested persons" of the Manager) and by the relevant Fund's sole initial shareholder in connection with the organization of the Trust and the establishment of the Funds. Each Management Contract will continue in effect for a period of two years from the date of its execution and continuously thereafter only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, each Management Contract may be terminated on not more than 60 days' written notice by the Manager to the Trust.

The Manager does not receive Management Fees for its services provided to the Funds under the Management Contracts. The Funds, however, indirectly bear the Management Fees paid by the underlying Funds in which the Funds invest. The Funds will commence operations on or following the date of this Statement of Additional Information, and, therefore, to date, have not yet indirectly borne any Management Fees of underlying Funds.

In the event that the Manager ceases to be the Manager of the Funds, the right of the Trust to use the identifying name "GMO" may be withdrawn.

Portfolio Management

Day-to-day management of the Funds is the responsibility of the U.S. Quantitative Division comprised of several investment professionals associated with the Manager, and no one person is primarily responsible for day-to-day management of the Funds. The Division's team members work collaboratively to manage the Funds' portfolio.

The following table sets forth additional information about the team's senior member responsible for coordinating the Funds' overall portfolio management. The information provided is as of the date of the Trust's most recently completed fiscal year.

                    REGISTERED INVESTMENT COMPANIES
                   MANAGED (INCLUDING NON-GMO MUTUAL        OTHER POOLED INVESTMENT VEHICLES        SEPARATE ACCOUNTS MANAGED
  SENIOR MEMBER    FUND SUBADVISORY RELATIONSHIPS)(1)             MANAGED (WORLD-WIDE)                      (WORLD-WIDE)
---------------- -------------------------------------- -------------------------------------- -------------------------------------
                  Number of accounts    Total assets     Number of accounts    Total assets    Number of accounts    Total assets
                 ------------------- ------------------ ------------------- ------------------ ------------------ ------------------
Ben Inker                 7          $ 8,078,336,031.80           3         $ 3,317,285,163.21        154         $10,091,485,620.97

                    REGISTERED INVESTMENT COMPANIES
                    MANAGED FOR WHICH GMO RECEIVES A
                    PERFORMANCE-BASED FEE (INCLUDING       OTHER POOLED INVESTMENT VEHICLES      SEPARATE ACCOUNTS MANAGED (WORLD-
                    NON-GMO MUTUAL FUND SUBADVISORY       MANAGED (WORLD-WIDE) FOR WHICH GMO      WIDE) FOR WHICH GMO RECEIVES A
                             RELATIONSHIPS)                RECEIVES A PERFORMANCE-BASED FEE            PERFORMANCE-BASED FEE
                 -------------------------------------- -------------------------------------- -------------------------------------
                  Number of accounts    Total assets     Number of accounts    Total assets    Number of accounts     Total assets
                 ------------------- ------------------ ------------------- ------------------ ------------------ ------------------
Ben Inker                 0                   0                    2        $ 2,952,393,873.33         32         $ 3,527,512,490.25

Because the senior member manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Funds and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities between the Funds and such other accounts. GMO believes several factors limit the presence of conflicts between the Funds and other similar stock accounts managed by the U.S. Quantitative Division or individual members of the division. First, all investment professionals are aware of and abide by GMO's trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. Second, where similar accounts are traded in a common trading environment, performance attribution with full transparency of holdings and identification of contributors to gains and losses act as important controls on conflicts. Third, the division and GMO's Investment Analysis team periodically examine performance dispersion among accounts employing the same investment strategy but with different fee structures to ensure that any divergence in expected performance is adequately explained by differences in the client's investment guidelines and timing of cash flows. Fourth, the fact that the investment programs of the Funds and other similar accounts are determined based on quantitative models imposes discipline and constraint on the GMO investment divisions.

The senior member of the division is a member (partner) of GMO. The compensation for the senior member consists of a fixed annual base salary, a partnership interest in the firm's profits and possibly an additional, discretionary, bonus related to the senior member's contribution to GMO's success. The compensation program does not disproportionately reward outperformance by higher fee/performance fee products. The base salary is decided by GMO's Compensation Committee taking into account current industry norms and market data to ensure that GMO pays a competitive base salary. The level of partnership interest is agreed upon by GMO's Compensation Committee taking into account the individual's contribution to GMO and its mission statement. A discretionary bonus may be paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each person's compensation is based on his or her individual performance, GMO does not have a typical percentage split among base, bonus and other compensation. GMO membership interest is the primary incentive for persons to maintain employment with GMO. GMO believes this is the best incentive to maintain stability of portfolio management personnel.

The Funds will commence operations on or following the date of this Statement of Additional Information. Therefore, as of the date hereof, the senior member has no beneficial interest in the Funds' shares.

Custodial Arrangements. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Trust's custodian on behalf of the Funds. As such, IBT holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities in book-entry form belonging to the Funds. Upon instruction, IBT receives and delivers cash and securities of the Funds in connection with the Funds' transactions and collects all dividends and other distributions made with respect to the Funds' portfolio securities. IBT also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.

Shareholder Service Arrangements. As disclosed in the Prospectus, pursuant to the terms of a single Servicing Agreement with the Funds of the Trust, GMO provides direct client service, maintenance, and reporting to shareholders of the Funds. The Servicing Agreement was approved by the Trustees of the Trust (including a majority of the Trustees who are not "interested persons" of the Manager or the Trust). The Servicing Agreement will continue in effect for a period of more than one year from the date of its execution only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and (ii) the majority vote of the full Board of Trustees. The Servicing Agreement automatically terminates on assignment (except as specifically provided in the Servicing Agreement) and is terminable by either party upon not more than 60 days' written notice to the other party.

The Trust entered into the Servicing Agreement with GMO on May 30, 1996. The Funds do not pay the Manager Shareholder Service Fees in exchange for the Manager providing these services under the terms of the Servicing Agreement. The Funds, however, indirectly bear the Shareholder Service Fees paid by the underlying Funds in which the Funds invest. The Funds will commence operations on or following the date of this Prospectus, and, therefore, to date, the Funds have not yet indirectly borne any Shareholder Service Fees of underlying Funds.

Independent Registered Public Accounting Firm. The Trust's independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts annual audits of the Trust's financial statements, assists in the preparation of each Fund's federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation, and provides assistance in connection with the preparation of various Securities and Exchange Commission filings.

Distributor. Funds Distributor, Inc. ("FDI"), 100 Summer Street, 15th Floor, Boston, Massachusetts 02110, serves as the Trust's distributor on behalf of the Funds. GMO pays all distribution-related expenses of the Funds (other than distribution fees paid pursuant to the Distribution and Service (12b-1) Plan for Class M Shares or administrative fees related thereto).

Counsel. Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as counsel to the Trust. Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as independent counsel to the non-interested Trustees of the Trust.

                             PORTFOLIO TRANSACTIONS

The purchase and sale of portfolio securities for each Fund and for the other investment advisory clients of the Manager are made by the Manager with a view to achieving their respective investment objectives. For example, a particular security may be bought or sold for certain clients of the Manager even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, therefore, one client may indirectly sell a particular security to another client. In addition, two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected on a pro rata, rotating or other equitable basis so as to avoid any one account being preferred over any other account.

Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (i) such securities meet the investment objectives and policies of the Fund; (ii) such securities are acquired for investment and not for resale; and (iii) such securities can be valued pursuant to the Trust's pricing policies.

Brokerage and Research Services. In placing orders for the portfolio transactions of each Fund, the Manager will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including, without limitation, the overall net economic result to a Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are subjective considerations.

Over-the-counter transactions often involve dealers acting for their own account. It is the Manager's policy to place over-the-counter market orders for the Funds with primary market makers unless better prices or executions are available elsewhere.

Although the Manager does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for a Fund, the Manager receives such services from brokers who handle a substantial portion of the Funds' portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities, and portfolio strategy. The Manager uses such research in servicing other clients as well as the Funds.

The Funds will commence operations on or following the date of this Statement of Additional Information and, therefore, to date, the Trust, on behalf of the Funds, has not yet paid any brokerage commissions.

                      PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted a proxy voting policy under which responsibility to vote proxies related to its portfolio securities has been delegated to the Manager. The Board of Trustees of the Trust has reviewed and approved the proxy voting policies and procedures the Manager follows when voting proxies on behalf of the Funds. The Trust's proxy voting policy and the Manager's proxy voting policies and procedures are attached to this Statement of Additional Information as Appendix B.

The Manager's proxy voting policies on a particular issue may or may not reflect the views of individual members of the Board of Trustees of the Trust, or a majority of the Board of Trustees.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Manager's website at www.gmo.com and on the Securities and Exchange Commission's website at www.sec.gov no later than August 31, 2005.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The policy of each Fund of the Trust is to protect the confidentiality of each Fund's portfolio holdings and to prevent inappropriate selective disclosure of those holdings. The Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy.

Registered investment companies that are sub-advised by GMO may be subject to different portfolio holdings disclosure policies, and neither GMO nor the Board of Trustees exercises control over such policies. In addition, separate account clients of GMO have access to their portfolio holdings and are not subject to the Funds' portfolio holdings disclosure policies. Some of the funds that are sub-advised by GMO and some of the separate accounts managed by GMO have substantially similar investment objectives and strategies, and therefore potentially substantially similar portfolio holdings, as certain Funds.

Neither GMO nor any Fund will receive any compensation or other consideration in connection with its disclosure of a Fund's portfolio holdings.

GMO may disclose a Fund's portfolio holdings (together with any other information from which the Fund's portfolio holdings could reasonably be derived, as reasonably determined by GMO) (the "Portfolio Holdings Information") to shareholders, qualified potential shareholders as determined by GMO, and their consultants and agents ("Permitted Recipients") by means of the GMO website. The Funds' prospectus describes, to the extent applicable, the type of information that is disclosed on GMO's website, as well as the frequency with which this information is disclosed and the lag between the date of the information and the date of its disclosure. GMO also may make Portfolio Holdings Information available to Permitted Recipients by email or by any other means in such scope and form and with such frequency as GMO may reasonably determine no earlier than the day next following the day on which the Portfolio Holdings Information is posted on the GMO website (provided that the Fund's prospectus describes the nature and scope of the Portfolio Holdings Information that will be available on the GMO website, when the information will be available and the period for which the information will remain available, and the location of the Funds' website where the information will be made available) or on the same day as a publicly available, routine filing with the Securities and Exchange Commission ("SEC") that includes the Portfolio Holdings Information.

In order to receive Portfolio Holdings Information, Permitted Recipients must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by senior management of GMO to be in the best interest of the shareholders of the Fund to which the information relates.

In certain cases, GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients on the GMO website or in a publicly available, routine filing with the SEC. Such disclosure may only be made if senior management of GMO determines that such disclosure is in the best interests of the shareholders of the Fund to which the information relates. In addition, the third party receiving the Portfolio Holdings Information must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by GMO senior management to be in the best interest of the Fund's shareholders. GMO will seek to monitor a recipient's use of the Portfolio Holdings Information provided under these agreements and, if the terms of the agreements are violated, terminate disclosure and take appropriate action.

The procedures pursuant to which GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients do not apply to Portfolio Holdings Information provided to entities who provide on-going services to the Funds in connection with their day-to-day operations and management, including GMO, GMO's affiliates, the Funds' custodians and auditors, the Funds' pricing service vendors, broker-dealers when requesting bids for or price quotations on securities, brokers in the normal course of trading on a Fund's behalf, and persons assisting the Funds in the voting of proxies. In addition, when an investor indicates that it wants to purchase shares of a Fund in exchange for securities acceptable to GMO, GMO may make available a list of securities that it would be willing to accept for the Fund, and, from time to time, the securities on the list overlap with securities currently held by the Fund.

No provision of this policy is intended to restrict or prevent the disclosure of Portfolio Holding Information as may be required by applicable law, rules or regulations.

Senior management of GMO may authorize any exceptions to these procedures. Exceptions shall be disclosed to the Chief Compliance Officer of the Trust.

If senior management of GMO identifies a potential conflict with respect to the disclosure of

Portfolio Holdings Information between the interests of a Fund's shareholders, on the one hand, and GMO or an affiliated person of GMO or the Fund, on the other, GMO shall inform the Trust's Chief Compliance Officer of the potential conflict, and the Trust's Chief Compliance Officer shall decide whether, in light of the potential conflict, disclosure should be permitted under the circumstances, and shall report his decision to the Board of Trustees.

GMO will regularly report the following information to the Board of Trustees:

      - Determinations made by senior management of GMO relating to the use of Portfolio Holdings Information by Permitted Recipients and third parties;

      - The nature and scope of disclosure of Portfolio Holdings Information to third parties;

      - Exceptions to these procedures authorized by senior management of GMO; and

      - Any other information the Trustees may request relating to the disclosure of Portfolio Holdings Information.

ONGOING ARRANGEMENTS TO MAKE PORTFOLIO HOLDINGS AVAILABLE. Portfolio Holdings Information is disclosed on an on-going basis (generally, daily, except with respect to PricewaterhouseCoopers LLP, which receives holdings quarterly and as necessary in connection with the services it provides to the Funds) to the following entities who provide on-going services to the Funds in connection with their day-to-day operations and management, provided that they agree or have a duty to maintain this information in confidence:

          NAME OF RECIPIENT                        FUNDS                     PURPOSE OF DISCLOSURE
----------------------------------  --------------------------------------  ---------------------------
Investors Bank & Trust Company      U.S. Equity Funds, Fixed Income Funds,  Custodial and securities
                                    and GMO U.S. Sector Fund                lending services
                                    All Funds                               Compliance testing
Brown Brothers Harriman & Co.       International Equity Funds              Custodial services and
                                                                            compliance testing
Boston Global Advisors              International Equity Funds              Securities lending services
PricewaterhouseCoopers LLP          All Funds                               Independent registered
                                                                            public accounting firm
Institutional Shareholder Services  All Funds                               Corporate actions services
Interactive Data                    International Equity Funds              Fair value pricing
FactSet                             All Funds                               Data service provider

Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (daily) to the following recipients, provided that they agree or have a duty to maintain this information in confidence and are limited to using the information for the specific purpose for which it was provided:

         NAME OF RECIPIENT       FUNDS       PURPOSE OF DISCLOSURE
-----------------------------  ----------  ---------------------------
Epstein & Associates, Inc.      All Funds  Software provider for  Code
                                           of Ethics monitoring system
Financial Models Company Inc.   All Funds  Recordkeeping system

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

The Trust is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated June 24, 1985, as amended and restated June 23, 2000, and as such Declaration of Trust may be amended from time to time. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for each Fund ends on the last day of February.

Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of forty-six series: GMO U.S. Core Fund; GMO Tobacco-Free Core Fund; GMO U.S. Quality Equity Fund; GMO Value Fund; GMO Intrinsic Value Fund; GMO Growth Fund; GMO Small Cap Value Fund; GMO Small Cap Growth Fund; GMO Real Estate Fund; GMO Tax-Managed U.S. Equities Fund; GMO Tax-Managed Small Companies Fund; GMO International Disciplined Equity Fund; GMO International Intrinsic Value Fund; GMO International Growth Fund; GMO Currency Hedged International Equity Fund; GMO Foreign Fund; GMO Foreign Small Companies Fund; GMO International Small Companies Fund; GMO Emerging Markets Fund; GMO Emerging Countries Fund; GMO Emerging Markets Quality Fund; GMO Tax-Managed International Equities Fund; GMO Domestic Bond Fund; GMO Core Plus Bond Fund; GMO International Bond Fund; GMO Currency Hedged International Bond Fund; GMO Global Bond Fund; GMO Emerging Country Debt Fund; GMO Short-Duration Investment Fund; GMO Alpha Only Fund; GMO Inflation Indexed Bond Fund; GMO Emerging Country Debt Share Fund; GMO Benchmark-Free Allocation Fund; GMO International Equity Allocation Fund; GMO Global Balanced Asset Allocation Fund; GMO Global (U.S.+) Equity Allocation Fund; GMO U.S. Sector Fund; GMO Special Purpose Holding Fund; GMO Short-Duration Collateral Fund; GMO Taiwan Fund; GMO International Core Plus Allocation Fund; GMO Global Growth Fund; GMO World Opportunity Overlay Fund; GMO Alternative Asset Opportunity Fund; GMO Strategic Balanced Allocation Fund; and GMO World Opportunities Equity Allocation Fund. Interests in each portfolio (Fund) are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial and transfer agency expenses, but the Trustees have no present intention to make such charges.

The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the effect of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to nine classes of shares for each series of the Trust: Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares, Class VIII Shares, and Class M Shares.

The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

                                  VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote by individual Fund (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects only the interests of one or more Funds, then only shareholders of the affected Funds are entitled to vote thereon. Shareholders of one Fund are not entitled to vote on matters exclusively affecting another Fund, such matters including, without limitation, the adoption of or change in the investment objectives, policies, or restrictions of the other Fund and the approval of the investment advisory contract of the other Fund. Shareholders of a particular class of shares do not have separate class voting rights except with respect to matters that affect only that class of shares and as otherwise required by law.

There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and
(ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, designate, or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

                        SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant Fund for all loss and expense of any shareholder of that Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the disclaimer is inoperative and the Fund in which the shareholder holds shares would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Appendix A

                   COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

COMMERCIAL PAPER RATINGS

Commercial paper ratings of Standard & Poor's are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by Standard & Poor's indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Commercial paper rated A-2 by Standard & Poor's indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 indicates capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement of relatively high financial leverage. Adequate alternative liquidity is maintained.

CORPORATE DEBT RATINGS

Standard & Poor's. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The following is a summary of the ratings used by Standard & Poor's for corporate debt:

AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

Appendix A

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C -- The rating C is reserved for income bonds on which no interest is being paid.

D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's. The following is a summary of the ratings used by Moody's for corporate debt:

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be

Appendix A

characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

      1.    An application for rating was not received or accepted.

      2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

      3.    There is lack of essential data pertaining to the issue or issuer.

      4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1 and B1.

Appendix B

                                    GMO TRUST
                               PROXY VOTING POLICY

I. STATEMENT OF POLICY

GMO Trust (the "Fund") delegates the authority and responsibility to vote proxies related to portfolio securities to Grantham, Mayo, Van Otterloo & Co. LLC, its investment adviser (the "Adviser").

Therefore, the Board of Trustees (the "Board") of the Fund has reviewed and approved the use of the proxy voting policies and procedures of the Adviser ("Proxy Voting Procedures") on behalf of the Fund when exercising voting authority on behalf of the Fund.

II. STANDARD

The Adviser shall vote proxies related to portfolio securities in the best interests of the Fund and their shareholders.

III. REVIEW OF PROXY VOTING PROCEDURES

The Board shall periodically review the Proxy Voting Procedures presented by the Adviser.

The Adviser shall provide periodic reports to the Board regarding any proxy votes where a material conflict of interest was identified EXCEPT in circumstances where the Adviser caused the proxy to be voted consistent with the recommendation of the independent third party.

The Adviser shall notify the Board promptly of any material change to its Proxy Voting Procedures.

IV. DISCLOSURE

The following disclosure shall be provided:

      A. The Adviser shall make available its proxy voting records, for inclusion in the Fund's Form N-PX.

      B. The Adviser shall cause the Fund to include the proxy voting policies and procedures required in the Fund's annual filing on Form N-CSR or the statement of additional information.

      C. The Adviser shall cause the Fund's shareholder reports to include a statement that (i) a copy of these policies and procedures is available on the Fund's web site (if the Fund so chooses) and (ii) information is available regarding how the Funds voted proxies during the most recent twelve-month period without charge, on or through the Fund's web site.

Appendix B

                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
                               GMO AUSTRALASIA LLC
                                (TOGETHER "GMO")

                      PROXY VOTING POLICIES AND PROCEDURES

I. INTRODUCTION AND GENERAL PRINCIPLES

GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO's proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client's own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.

GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.

II. PROXY VOTING GUIDELINES

GMO has engaged Institutional Shareholder Services, Inc. ("ISS") as its proxy voting agent to:

      (1) research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;

      (2)   ensure that proxies are voted and submitted in a timely manner;

      (3)   handle other administrative functions of proxy voting;

      (4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

      (5)   maintain records of votes cast; and

      (6) provide recommendations with respect to proxy voting matters in general.

Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time.

Appendix B

Copies of the current domestic and global ISS proxy voting guidelines are attached to these Voting Policies and Procedures as Exhibit A. GMO reserves the right to amend any of ISS's guidelines in the future. If any such changes are made an amended Proxy Voting Policies and Procedures will be made available for clients.

Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

III. PROXY VOTING PROCEDURES

GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:

      1. Implementing and updating the applicable domestic and global ISS proxy voting guidelines;

      2.    Overseeing the proxy voting process; and

      3. Providing periodic reports to GMO's Compliance Department and clients as requested.

There may be circumstances under which a portfolio manager or other GMO investment professional ("GMO Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the recommendation of ISS. In such an event, the GMO Investment Professional will inform GMO's Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the recommendation of ISS. GMO's Corporate Actions Group will report to GMO's Compliance Department no less than quarterly any instance where a GMO Investment Professional has decided to vote a proxy on behalf of a client in that manner.

IV. CONFLICTS OF INTEREST

As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.

In instances where GMO has the responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a registered mutual fund for which GMO serves as the investment adviser, there may be instances where a conflict of interest exists. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy,

Appendix B

or (b) seek instructions from its clients.

In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:

      1. GMO has a business relationship or potential relationship with the issuer;

      2. GMO has a business relationship with the proponent of the proxy proposal; or

      3. GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to the specific recommendation of ISS; (ii) abstain; or
(iii) request that the client votes such proxy. All such instances shall be reported to GMO's Compliance Department at least quarterly.

V. RECORDKEEPING

GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:

      (1) a copy of these policies and procedures which shall be made available to clients, upon request;

      (2)   a record of each vote cast (which ISS maintains on GMO's behalf);
            and

      (3) each written client request for proxy records and GMO's written response to any client request for such records.


Such proxy voting records shall be maintained for a period of five years.

VI. REPORTING

GMO's Compliance Department will provide GMO's Conflict of Interest Committee with periodic reports that include a summary of instances where GMO has (i) voted proxies in a manner inconsistent with the recommendation of ISS, (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in Section IV, and (iii) voted proxies of shares of GMO Trust on behalf of its clients.

VII. DISCLOSURE

Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client's proxy.

Effective:  August 6, 2003

Appendix B

                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1. AUDITORS

Vote for proposals to ratify auditors, unless any of the following apply:

      - An auditor has a financial interest in or association with the company, and is therefore not independent

      -     Fees for non-audit services are excessive, or

      - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees attendance at board meetings corporate governance provisions and takeover activity, long-term company performance responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Appendix B

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis,

Appendix B

considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting

Appendix B

rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

      - It is intended for financing purposes with minimal or no dilution to current shareholders

      - It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

      -     Historic trading patterns

      -     Rationale for the repricing

      -     Value-for-value exchange

      -     Option vesting

      -     Term of the option

      -     Exercise price

      -     Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

      -     Purchase price is at least 85 percent of fair market value

      -     Offering period is 27 months or less, and

      -     Potential voting power dilution (VPD) is ten percent or less.

Appendix B

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Appendix B

              CONCISE SUMMARY OF ISS GLOBAL PROXY VOTING GUIDELINES

      Following is a concise summary of general policies for voting global proxies. In addition, ISS has country- and market-specific policies, which are not captured below.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:

      - there are concerns about the accounts presented or audit procedures used; or

      - the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

      - there are serious concerns about the accounts presented or the audit procedures used;

      -     the auditors are being changed without explanation; or

      - nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote FOR the appointment or reelection of statutory auditors, unless:

      - there are serious concerns about the statutory reports presented or the audit procedures used;

      - questions exist concerning any of the statutory auditors being appointed; or

      - the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

Vote FOR approval of the allocation of income, unless:

      - the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

      -     the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management

Appendix B

demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS

Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS

Vote FOR management nominees in the election of directors, unless:

      - there are clear concerns about the past performance of the company or the board; or

      -     the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

DIRECTOR COMPENSATION

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Appendix B

DISCHARGE OF BOARD AND MANAGEMENT

Vote FOR discharge of the board and management, unless:

      - there are serious questions about actions of the board or management for the year in question; or

      -     legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

      - the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

      - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

Appendix B

REDUCTION OF CAPITAL

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Appendix B

INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:

Vote FOR share repurchase plans, unless:

      -     clear evidence of past abuse of the authority is available; or

      -     the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:

Vote FOR mergers and acquisitions, unless:

      - the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

      - the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS:

Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Appendix B

RELATED-PARTY TRANSACTIONS:

Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:

Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.